SETTLEMENT AND RESTRUCTURING AGREEMENT

         THIS AGREEMENT, made as of the 1st day of October, 2000, by and among ADVOCAT INC., a Delaware corporation ("Advocat"), of 277 Mallory Station Road, Suite 130, Franklin, Tennessee 37067, DIVERSICARE LEASING CORP., a Tennessee corporation ("DLC"), of 277 Mallory Station Road, Suite 130, Franklin, Tennessee 37067, STERLING HEALTH CARE MANAGEMENT, INC., a Kentucky corporation ("SHCM"), of 277 Mallory Station Road, Suite 130, Franklin, Tennessee 37067, DIVERSICARE MANAGEMENT SERVICES CO., a Tennessee corporation ("DMSC"), of 277 Mallory Station Road, Suite 130, Franklin, Tennessee 37067, ADVOCAT FINANCE, INC., a Delaware corporation ("AFI"), of 277 Mallory Station Road, Suite 130, Franklin, Tennessee 37067, OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation ("Omega"), of 900 Victors Way, Suite 350, Ann Arbor, Michigan 48108, and STERLING ACQUISITION CORP., a Kentucky corporation ("Acquisition"), of 900 Victors Way, Suite 350, Ann Arbor, Michigan 48108.

RECITALS:

         A. Omega, individually and/or through its wholly-owned subsidiary Acquisition, as lessor, and Advocat, through its wholly owned subsidiary DLC, and/or DLC's wholly owned subsidiary SHCM, as lessees, are parties, via mesne assignments, subleases and other agreements, to four (4) master leases (identified on Schedule 1 hereto as the "1992 Master Lease", the "1994 Master Lease", the "1997 Master Lease", and the "West Liberty Master Sublease", and collectively referred to herein as the "Master Leases") covering, in the aggregate, twenty-eight (28) nursing care facilities located variously in Kentucky, Tennessee, West Virginia, Alabama, Arkansas and Ohio, listed by name and location on Schedule 1 (the "Master Leased Facilities").

         B. Omega is the mortgagee of three (3) nursing care facilities located in Florida (the "Florida Mortgaged Facilities"), listed by name and location on
Schedule 2 hereto, owned by Counsel Nursing Properties, Inc., a Delaware corporation ("CNP"), and leased by CNP to DLC, pursuant to a Mortgage Note in the original principal amount of $7,031,250, as amended and restated (the "CNP Note"), secured by a Mortgage and Security Agreement and Fixture Filing of even date therewith (the "CNP Mortgage"). DLC is obligated, under the terms of the subject lease(s), to make debt service payments under the CNP Note directly to Omega.

         C. Omega is also the mortgagee of four (4) nursing care facilities located in Florida (the "Florida Managed Facilities"), listed by name, location and owner on Schedule 3 hereto, owned by various sister corporations of Emerald Healthcare, Inc., a Florida corporation ("Emerald"), and managed by DMSC, a wholly owned subsidiary of Advocat.

         D. Counsel Corporation, an Ontario corporation ("Counsel") has provided a financial undertaking to Omega relative to the obligations of the lessee under the 1992 Master Lease and of CNP under the CNP Note and CNP Mortgage.

         E. Advocat and/or certain of its subsidiaries and/or affiliates have provided guaranties pertaining to the Master Leases and the CNP Note and CNP Mortgage (the "Advocat Guaranties"), and DMSC has (i) subordinated its management fees with respect to the Florida Managed Facilities, and (ii) undertaken to make certain advances to the Florida Managed Facilities, as provided in the relevant documents.

         F. Advocat and its subsidiaries have been in default of their various obligations to Omega and its subsidiaries since March 1, 2000 by virtue of, among other things, non-payment of rental and other obligations under the Master Leases and debt service under the CNP Note.

         G. Advocat has made partial payments to Omega since April 24, 2000, being the date of a Standstill Agreement (the "Standstill Agreement"), the expiration date of which has been extended by the parties through September 30, 2000.

         H. The parties have reached a settlement of the foregoing defaults, and have agreed upon a restructuring of their various agreements and undertakings with respect to the Master Leased Facilities, the Florida Mortgaged Facilities and the Florida Managed Facilities, all as more particularly set forth hereinbelow.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are acknowledged hereby, Omega, Acquisition, Advocat, DLC, SHCM, AFI and DMSC covenant and agree as follows:

         1. Acknowledgment of Default. A. Advocat, DLC, SHCM, AFI and DMSC each acknowledges and agrees that: (i) DLC and SHCM are in material default under the Master Leases; (ii) CNP is in material default under the CNP Note and CNP Mortgage, and Advocat and DLC are in material default of their obligations to Omega with respect thereto; (iii) all required notices of default under the Master Leases, the CNP Note and CNP Mortgage, and the Advocat Guaranties have been given or waived by all necessary parties, (iv) all grace and cure periods relating to the aforementioned defaults under the Master Leases, the CNP Note and CNP Mortgage, the Advocat Guaranties, or otherwise required by applicable law, have expired without the defaults having been cured, and (v) the existence of the defaults now entitles Omega and its subsidiaries to exercise (subject only to the terms of the Standstill Agreement) all of their respective rights and remedies under the Master Leases, the CNP Mortgage, the Advocat Guaranties and applicable law. Advocat, DLC, SHCM, AFI and DMSC further acknowledge that none of Advocat, DLC, SHCM, AFI or DMSC has any claim or cause of action against Omega, Acquisition, or any of their respective subsidiaries and affiliates, nor any defense to their respective obligations under the Master Leases or with respect to the CNP Note and CNP Mortgage or any defense to or right of set-off against the Master Lease Arrearage, the Interest Arrearage, and/or the CNP Principal (all as defined below). The parties hereto acknowledge and agree that the foregoing defaults under the Master Leases and the applicable and relevant obligations of Advocat under the Advocat Guaranties with respect thereto will be cured and/or settled upon and by virtue of the consummation of the transactions contemplated by this Agreement relating to the Master Leased Facilities.

Further, the parties acknowledge and agree that the foregoing defaults under the CNP Note and CNP Mortgage, and the applicable and relevant obligations of Advocat under the Advocat Guaranties with respect thereto will be cured and/or settled upon consummation of the transactions contemplated by Paragraph 3 relating to the Florida Mortgaged Facilities. However, except as specifically provided herein, pending consummation of those transactions, Omega retains all rights under the CNP Note and the CNP Mortgage against CNP and Counsel and all rights under the Advocat Guaranties as they relate to the CNP Note and CNP Mortgage.

         B. The parties to this Agreement acknowledge and agree that the unpaid balance (excluding out-of-pocket costs and expenses incurred by Omega and/or its subsidiaries, and net of payments made pursuant to the Standstill Agreement) for Minimum Rent, Additional Rent and franchise and similar tax obligations of DLC and SHCM under the Master Leases as of September 30, 2000 is $2,985,111.99 (the "Master Lease Arrearage"), and that the unpaid balance (excluding out-of-pocket costs and expenses incurred by Omega and/or its subsidiaries, and net of payments made pursuant to the Standstill Agreement) for interest, accrual interest, late charges and prepayment penalty under the CNP Note as of September 30, 2000, is $1,056,568.25 (the "Interest Arrearage"). The parties also acknowledge that the principal balance on the CNP Note, in the amount of $7,031,025 (the "CNP Principal") is due and owing.

         2.       Closings.

         A.       Initial Closing.

                  (I) Time and Place. The consummation of the transactions contemplated by this Agreement and pertaining to the Master Leased Facilities and the Florida Managed Facilities (the "Initial Closing") shall take place on or before November 15, 2000 (the "Initial Closing Date"), with an effective date of October 1, 2000 (the "Effective Date"). The Initial Closing Date may be extended by mutual agreement of the parties, but no such extension shall operate to postpone the Effective Date. The Initial Closing shall be held at the offices of Harwell Howard Hyne Gabbert & Manner, P.C., 315 Deaderick Street, Suite 1800, Nashville, Tennessee 37238-1800, or at such other place as shall be mutually agreed upon by Omega and Advocat.

                  (II) Initial Closing Documents. The following documents and instruments shall be executed and/or delivered at the Initial Closing:

(i) The Amended and Restated Master Lease (reference Paragraph 4.A);

(ii)The Amended and Restated Security Agreement (reference Paragraph 4.B);

(iii) UCC Financing Statements (reference Paragraph 4.B);

(iv) The Amended and Restated Guaranty (reference Paragraph 4.C);

(v) The Amended and Restated Memoranda of Leases (reference Paragraph 4.D);

(vi) The Reaffirmation of Obligations (reference Paragraph 5);

(vii) The intercreditor agreement to be executed by and between Omega, Acquisition and AmSouth (reference Paragraphs 4 and 8);

(viii) The Subordinated Note (reference Paragraph 10);

(ix) The Stock Subscription Agreement (reference Paragraph 11);

(x) The parties shall execute a closing statement reflecting the transactions contemplated to occur at the Initial Closing;

(xi) In addition, Advocat, DLC, SHCM, AFI and DMSC shall each deliver to Omega and Acquisition a certificate, signed by the Secretary or Assistant Secretary of each such entity, confirming the incumbency of its respective officers, and to which are attached the following:

(aa) a copy of the articles of incorporation or certificate of incorporation of each entity, as amended, and certified by the Secretary of State of the jurisdiction of incorporation as of a date not more than 40 days prior to the Initial Closing;

(bb) a true, correct and complete copy of the current bylaws of each entity, as amended;

(cc) a true, correct and complete copy of the resolutions adopted by the Board of Directors of each entity, authorizing the execution and delivery of this Agreement and the consummation of the transactions contemplated herein;

(dd) a certificate of good standing for each entity, issued as of a date not earlier than 40 days prior to the Initial Closing by the Secretary of State of the jurisdiction of its incorporation; and

(ee) a certificate of authority issued by the relevant Secretaries of State of the jurisdictions in which the Master Leased Facilities are located, confirming that DLC, SHCM and DMSC, as appropriate, are authorized to transact business as a foreign corporation in such states.

                  (III) Initial Closing Actions. At the Initial Closing, the following actions shall be taken:


(i) Acquisition shall call, and AmSouth Bank shall fund, $3,000,000 of the 1992 Letter of Credit (reference Paragraph 7), for payment to Omega and for application against amounts owing under the CNP Note. Upon receipt by Omega of the $3,000,000, the amount of any claim which Omega may assert on the CNP Note shall be reduced by the amount by which the claim would have been reduced if the $3,000,000 were applied first against the Interest Arrearage, second against the applicable Prepayment Premium (as defined in the CNP Note), and third against the CNP Principal.

(ii) Acquisition shall release the balance of the 1992 letter of credit over and above the foregoing $3,000,000 and shall release the Other Letter of Credit (as defined in Paragraph 7).

                  (IV) Prorations. There will be no prorations with respect to the Master Leased Facilities between and among the parties hereto, as DLC and SHCM are, and DLC will remain solely responsible for all taxes, insurance, utilities and other items typically prorated under the terms of the existing leases thereof and continuing under the Amended and Restated Master Lease.

         B.       Deferred Closing.

                  (I) Time  and  Place.  The  consummation  of the  transactions contemplated by this Agreement and pertaining to the Florida Mortgaged Facilities and CNP/Counsel obligations (the "Deferred Closing") shall take place on or before one hundred twenty (120) days after the Initial Closing Date (the "Deferred Closing Date"). The parties acknowledge that Omega's limited forbearance under Paragraph 3.D shall expire at the end of the foregoing one hundred twenty (120) day period, unless extended by Omega in writing, at Omega's sole election. The Deferred Closing Date may be extended by mutual agreement of the parties, but no such extension shall operate to postpone the Effective Date. The Deferred Closing shall be held at the offices of Harwell Howard Hyne Gabbert & Manner, P.C., 315 Deaderick Street, Suite 1800, Nashville, Tennessee 37238-1800, or at such other place as shall be mutually agreed upon by Omega and Advocat.

                  (II) Deferred Closing Documents. The following documents and instruments shall be executed and/or delivered at the Deferred Closing:

(i) All documents and instruments necessary or appropriate to the conveyance of the Hardee Manor facility from CNP to Acquisition, and its incorporation into the Amended and Restated Master Lease (reference Paragraph 3.A);

(ii) An escrow agreement with respect to Desoto Manor and Leesburg, and amendment of the CNP Mortgage related thereto (reference Paragraph 3.B);

(iii) An amendment to the Amended and Restated Security Agreement (reference Paragraph 4.B), adding Hardee Manor thereto;

(iv) UCC Financing Statements for Hardee Manor(reference Paragraph 4.B);

(v) An Amended and Restated Memorandum of Lease for Hardee Manor (reference Paragraph 4.D);

(vi) The Mutual Release by and between  Counsel and Omega  (reference  Paragraph
9);

(vii) The parties shall execute a closing statement reflecting the transactions contemplated hereby;


                  (III) Prorations. There will be no prorations with respect to Hardee Manor between and among the parties hereto, as DLC is and will remain solely responsible for all taxes, insurance, utilities and other items typically prorated under the terms of the existing leases thereof and continuing under the Amended and Restated Master Lease.


         3. Disposition of Florida Mortgaged Facilities; Forbearance. The Florida Mortgaged Facilities shall be transferred and/or closed, in accordance with the following and subject to the limitations contained in Paragraph 3.D:

         A. Hardee Manor. At or before the Deferred Closing, Advocat shall cause CNP to convey, transfer and assign Hardee Manor (including without limitation, land, building and other improvements, all furniture, fixtures and equipment located therein and used or usable in connection with the operation thereof) to Acquisition, in lieu of partial foreclosure of the mortgage covering the Florida Mortgaged Facilities. Such conveyance and assignment shall be free and clear of the existing lease to DLC, all mortgages and other liens and/or encumbrances whatsoever other than the existing CNP Mortgage. Upon conveyance to Acquisition, Hardee Manor shall be added to the Amended and Restated Master Lease to be executed by Acquisition, as lessor, and DLC, as lessee, pursuant to Paragraph 4, below. Advocat and DLC agree to promptly and timely cooperate, and to cause CNP to cooperate, with Acquisition in connection with any necessary certificate of need ("CON") and/or licensing transfers necessary or appropriate to effect the conveyance of Hardee Manor to Acquisition and the addition thereof to the Amended and Restated Master Lease.

         B. Desoto Manor and Leesburg. Within one hundred twenty (120) days after the Initial Closing, Advocat shall cause CNP to place warranty deeds and bills of sale covering Desoto Manor and Leesburg irrevocably into escrow with a title company designated by Omega. The deeds and bills of sale shall be in recordable form, but blank as to grantee. At the same time, the CNP Mortgage shall be amended to (i) discharge Hardee Manor from the lien of the CNP Mortgage; (ii) provided that the conditions of Subparagraph 3.D and Paragraph 9 hereof have been met, release CNP, Advocat and DLC from their respective obligations to pay the debt under the CNP Note and CNP Mortgage; and (iii) have the CNP Mortgage continue in full force and effect for the purpose of securing the continuing post-Closing obligations of Advocat, DMSC, SHCM and DLC under this Agreement. DLC shall have the period of one hundred twenty (120) days from and after the Initial Closing (the "Advocat Option Period") during which to elect to either retain or sell Desoto Manor and/or Leesburg. Written notice of such election shall be given by DLC to Acquisition not later than two (2) business days following the expiration of the Advocat Option Period. If DLC elects to retain either or both facilities, Acquisition's name shall be inserted as grantee in the applicable warranty deed(s) and bill(s) of sale, and such instruments shall be released from escrow to Acquisition. Simultaneously, Desoto Manor and/or Leesburg, as the case may be, shall be added to the Amended and Restated Master Lease, which shall be amended for such purpose and to provide for rent at fair market value for the added facility or facilities. If Acquisition and DLC cannot in good faith agree upon fair market value rental, then such determination shall be made by an arbitrator jointly selected by Acquisition and DLC, whose decision shall be final. If DLC elects to sell either or both of Desoto Manor and/or Leesburg, then in such event Omega and Acquisition shall have the period of forty-five (45) days from and after receipt of DLC's notice to that effect (the "Omega Option Period"), during which to elect (as to each applicable facility), by written notice to Advocat and DLC given within two (2) business days following expiration of the Omega Option Period, either to acquire the facility(ies) for a purchase price of one dollar ($1.00), or to permit DLC to sell the facility(ies) to one or more unrelated third parties. If Omega elects to acquire either or both facilities, Acquisition's name (or such other name as Omega may designate in writing) shall be inserted as grantee in the applicable warranty deed(s) and bill(s) of sale, and such instruments shall be released from escrow to Omega. If Omega elects not to acquire either or both facilities, DLC's name (or such other name as Advocat may designate in writing) shall be inserted as grantee in the applicable warranty deed(s) and bill(s) of sale, and such instruments shall be released from escrow to Advocat. If Omega and Acquisition permit the sale of the facility(ies), Advocat and DLC shall promptly commence marketing the facility(ies). Advocat and DLC shall have the period of one hundred eighty (180) days during which to attempt to sell the facility(ies) as operating nursing homes. If they are unable to accomplish the sale of one or both (as applicable) facility(ies) within such one hundred eighty (180) days, the applicable facility(ies) shall be closed, and the real estate and other assets comprising the facilities sold as soon as reasonably practicable. In any event, eighty percent (80%) of the Net Sales Proceeds from the sale of either or both of Desoto Manor and/or Leesburg shall be paid over to or at the direction of Omega. As used herein, "Net Sale Proceeds" shall be the gross sale price less (i) bona fide commissions payable to third party brokers not related to or affiliated with Advocat, DLC, CNP or any subsidiary or affiliate thereof, and (ii) ordinary and customary closing costs and expenses, including title insurance premiums, transfer or stamp taxes, and property tax prorations).

         C. Indemnity Obligation. Advocat, DLC and DMSC, jointly and severally, shall defend, indemnify and hold harmless Omega, Acquisition, and their respective officers, directors, shareholders, successors and assigns (the "Indemnified Parties"), with respect to any of the Florida Mortgaged Facilities conveyed to Omega, Acquisition, or designees thereof, from and against:

                  1.       Health Care Laws.

                  All cost report settlements and audits arising from CNP's, Advocat's or DLC's ownership or operation of such Florida Mortgaged Facilities prior to the conveyance of such Facilities to the Indemnified Parties or their designees, and any liability, including without limitation Medicare and/or Medicaid clawback liability, pursuant to any federal, state or local laws, rules, ordinances, regulations and all administrative and judicial interpretations applicable to it pertaining to operation of a skilled nursing facility prior to such conveyance, including without limitation, Title XVIII of the Social Security Act, 42 U.S.C. Sections 1395-1395ccc (the Medicare statute); Title XIX of the Social Security Act, 42 U.S.C. Sections 1396 et seq. (the Medicaid statute); the Federal Programs Anti-Kickback Statute, 42 U.S.C. Section 1320a-7b(b); the Stark Law, 42 U.S.C. Section 1395nn; the False Claims Act, 31 U.S.C. Sections 3729 et seq. (as amended); the Program Fraud Civil Remedies Act, 31 U.S.C. Section 3801 et seq.; the federal Anti-Kickback Act, 42 U.S.C. Sections 52 et seq.; the Civil Monetary Penalties Law, 42 U.S.C. Section 1320a-7a; and the Criminal Penalties Law for Acts Involving Federal Health Care Programs, 42 U.S.C. Section 1320a-7b; and all applicable implementing regulations, rules, ordinances and orders, as well as any similar state and local statutes and regulations relating to health care service providers and suppliers (the "Health Care Laws").

         2.       Environmental.

         Any claims, (including, without limitation, third party claims for personal injury or real or personal property damage or damage to natural resources or the environment), actions, administrative proceedings (including formal proceedings), judgments, damages, penalties, fines, costs, liabilities (including sums paid in settlements of claims), interest or losses, including reasonable attorneys' fees and expenses (including any such fees and expenses incurred in enforcing this Agreement or collecting any sums due hereunder), reasonable consultant fees, and reasonable expert fees, together with all other costs and expenses of any kind or nature (collectively, the "Costs") that arise directly or indirectly from or in connection with the violation of any applicable Environmental Law (as defined below) by CNP, Advocat and/or DLC or the presence, storage, transportation, disposal or release of any Hazardous Substance (as defined below) in or into the structure, building, air, soil, surface water, groundwater or soil vapor (collectively, the "Environment") at, on, under, from, or within the Florida Mortgaged Facilities or any portion thereof, to the extent that such Costs result from such conditions or events occurring prior to the date of conveyance of the Facility(ies) to the Indemnified Parties, their designees, or any of them.


         As used herein, "Environmental Laws" shall mean and refer to all federal, state and local, civil and criminal laws, regulations, rules, ordinances, codes, decrees, judgments, directives, policies or guidance, common law, or judicial or administrative orders relating to pollution or protection of the environmental, natural resources or human health and safety, including, without limitation, laws relating to releases or threatened releases of Hazardous Substances [as defined below] (including, without limitation, releases to ambient air, surface water, groundwater, land, surface and subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, release, transport, disposal or handling of Hazardous Substances. "Environmental laws" includes, without limitation, CERCLA, the Hazardous Materials Transportation Act (19 U.S.C. ss.ss.1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. ss.ss. 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. ss.ss. 1251 et seq.), the Clean Air Act (42 U.S.C. ss.ss.7401 et seq.), the Toxic Substances Control Act (15 U.S.C. ss.ss.2601 et seq.), the Oil Pollution Act (33 U.S.C. ss.ss.2701 et seq.), the Emergency Planning and Community Right-to-Know Act (42 U.S.C.
ss.ss.11001 et seq.), the Occupational Safety and Health Act (29 U.S.C. ss.ss.651 et seq.), and all other state and local laws analogous to any of the above. "Hazardous Substances" shall mean and refer to any hazardous or toxic substance, material or waste, pollutant or contaminant, flammable or explosive material, radioactive material, dioxins, heavy metals, radon gas, asbestos, petroleum products or by-products, polychlorinated biphenyls, medical or infectious waste or materials, or any other substance, waste or material which is included under or regulated by any Environmental Law.


         3.       Other Matters.

         Any and all losses, damages, costs, expenses, liabilities, obligations and claims of any kind (including, without limitation, reasonable attorney fees and other legal costs and expenses) which the Indemnified Parties may at any time suffer or incur, or become subject to, as a result of or in connection with:

          (a) the operation of the Florida Mortgaged Facilities prior to the respective date(s) of conveyance thereof to the Indemnified Parties, their designees, or any of them; or

          (b) any suit, action or other proceeding brought by any governmental authority or person arising out of, or in any way related to, any of the matters referred to in this Paragraph 3.C.

         D. Limited Forbearance; Action upon/Release of CNP Note Indebtedness. Subject to the timely consummation of those transactions covered by the Initial Closing, and provided that (i) DLC shall make current interest payments, in arrears, on the CNP Note in the amount of $16,666.00 per month from the Initial Closing Date (commencing November 15, 2000) through the Deferred Closing Date,
(ii) Advocat, DLC, SHCM and DMSC shall otherwise comply in all respects with the terms and conditions of this Agreement, and (iii) no Triggering Event shall have occurred as defined in Paragraph 4.G, Omega agrees to forbear from exercising its remedies under the CNP Note and CNP Mortgage, and based on the undertakings of Counsel and/or Advocat (including the Advocat Guaranty) with respect thereto, for the period of one hundred twenty (120) days following the Initial Closing. During the time, and so long as, DLC shall timely make the interest payments under sub-subparagraph 3.D.(i), Acquisition shall reduce the monthly Base Rent installments under the Amended and Restated Master Lease by an equal amount. If the Deferred Closing timely occurs, including the consummation of the transfer of Hardee Manor and its incorporation into the Amended and Restated Master Lease pursuant to and as contemplated in Paragraph 3.A, and further conditioned upon Omega's receipt at the Initial Closing of the $3,000,000 payment in accordance with Paragraph 7, below, Omega shall release Advocat and DLC from their obligations to pay the principal and any further unpaid interest indebtedness (beyond that to which the $3,000,000 payment is applied) under the CNP Note and the CNP Mortgage; provided, however, that Advocat shall not be released from its guaranty of the CNP Mortgage to the extent of any continuing obligations following its amendment as contemplated by Paragraph 3.B. If the Deferred Closing does not occur within one hundred twenty (120) days following the Initial Closing, Omega shall be free to exercise any and all its rights and remedies under the CNP Note, the CNP Mortgage, the Advocat Guaranty with respect thereto, and the undertakings of Counsel with respect thereto.

         4.  Amended  and  Restated   Master  Lease;   Divestiture   of  Certain
Facilities; Cash Management System Requirements.

         A. Omega shall cause title to the Master Leased Facilities to be consolidated into Acquisition at or prior to the Initial Closing. SHCM shall simultaneously assign its interest in the Master Leased Facilities covered by the 1997 Master Lease to DLC. At the Initial Closing, Acquisition, as lessor, and DLC, as lessee, shall enter into an Amended and Restated Master Lease consolidating, amending and restating the Master Leases, and adding (or providing for the subsequent addition, pursuant to Paragraph 3.A, of) Hardee Manor to the Master Leased Facilities, all in substantially the form attached hereto as Exhibit "B" (the "Amended and Restated Master Lease"). In connection therewith:

         B. At Initial Closing, DLC shall enter into and execute an Amended and Restated Security Agreement, covering all of the Master Leased Facilities, in substantially the form attached hereto as Exhibit "C", together with amended and restated UCC financing statements for each of the Master Leased Facilities in form satisfactory to Acquisition.

         C. Also at Initial Closing, Advocat, AFI and DMSC shall execute an Amended and Restated Guaranty, in substantially the form attached hereto as Exhibit "D".

         D. Also at Initial Closing, Acquisition and DLC shall enter into an Amended and Restated Memorandum of Lease for each of the jurisdictions in which the Master Leased Facilities are located, in substantially the form attached hereto as Exhibit "E"; provided, however, that an Amended and Restated
Memorandum of Lease for Hardee Manor shall be entered into at the Deferred Closing.

         E. Also at Initial Closing, DLC and SHCM shall enter into a sublease of the Master Leased Facilities covered by the 1997 Master Lease, in conformity with the requirements of Paragraph 13 of this Agreement. DLC and SHCM shall, at Initial Closing, execute and deliver to Acquisition the collateral documents for subleases as described in Paragraph 13.

         F. No later than one hundred eighty (180) days following the Initial Closing, Advocat and DLC shall create a new wholly owned subsidiary of DLC ("NewSub"), and shall transfer to NewSub all of DLC's ownership, tenancy and/or operation of each facility, including all accounts receivable and personal property, included in the Master Leased Facilities (including within the Master Leased Facilities for purposes of this determination Hardee Manor, Desoto Manor and Leesburg) leased by DLC under the Amended and Restated Master Lease, so that the assets of NewSub shall be limited to the Master Leased Facilities. NewSub shall assume all obligations of DLC with respect to the Master Leased Facilities. NewSub shall be created as a single purpose entity, and its articles of incorporation and bylaws (or articles of organization and operating agreement, if NewSub is created as a limited liability company) shall contain language reasonably satisfactory to Omega and in compliance with its obligations, if any, to AmSouth with respect, and limited, to potential guaranty of DLC's obligations to AmSouth and/or pledge of its stock/membership interests to AmSouth, to effectuate such status. In connection with the foregoing, DLC shall promptly initiate and diligently pursue to completion all necessary and appropriate actions to make SHCM and all other Sublessees wholly owned subsidiaries of NewSub. Upon the completion of the requirements of this Paragraph 4.F, all references to DLC in Paragraph 4.G shall be deemed to be requirements of NewSub.


         G. Within ninety (90) days from the Initial Closing, DLC (or NewSub, as the case may be) and its permitted sublessees (the "Sublessees") will, as a material inducement to Omega and Acquisition to enter into this Agreement, and as an express covenant under the Amended and Restated Master Lease, establish a new cash management system (the "New Cash Management System"). The new Cash Management System will include the following procedures:

(i) If a Facility is operated by a Sublessee, all receipts related to that Facility shall be deposited daily into one or more accounts in the name of Sublessee.

(ii) If a Facility is operated by DLC or NewSub, all receipts related to that Facility shall be deposited daily into one or more accounts maintained by DLC or NewSub in the name of the Facility. The accounts maintained by each Sublessee and by DLC or NewSub in the name of Facilities into which funds are deposited as set forth in this clause (ii) and in clause (i) are herein referred to as the "Facility Accounts".

(iii) On a daily  basis,  the  balance in each  Facility  Account  may, at DLC's
(NewSub's) option, be transferred into a concentration account maintained by Advocat (the "Advocat Concentration Account").

(iv) DLC ("NewSub") shall promptly establish, with AmSouth Bank or another financial instution satisfactory to Omega and Acquisition, a separate concentration account, unrelated to the Advocat Concentration Account, and which shall be referred to herein as the "DLC Concentration Account". DLC (NewSub) shall make, and thereafter maintain, a deposit or deposits in amounts sufficient to keep the DLC Concentration Account open and operative at all times.

(v) In the absence of a Triggering Event, funds from Facility Accounts swept into the Advocat Concentration Account may continue to be commingled with funds from other facilities owned or operated by Advocat, DLC and/or their respective affiliates, and utilized in accordance with existing practices. Advocat shall maintain financial records which will make it possible to identify (x) funds deposited into the Advocat Concentration Account from the Facilities, and (y) expenses of the Facilities paid with funds in the Advocat Concentration Account. For purposes hereof, "Triggering Event" shall mean any one or more of the following:

         (1) DLC (or NewSub, as the case may be) shall fail to pay the Base Rent and/or Impositions as defined in the Amended and Restated Master Agreement, or Advocat fails to pay any principal or interest due under the Subordinated Note in accordance with its terms, and Omega shall provide a copy of notice of such default to AmSouth Bank;

         (2) Acquisition gives notice of termination of the Amended and Restated Master Lease following an Event of Default, and provides a copy of such notice to AmSouth Bank;

         (3) An involuntary bankruptcy proceeding is initiated against Advocat, DLC (or NewSub, as the case may be), or Advocat or DLC (or New Sub, as the case may be): (i) admits in writing its inability to pay its debts generally as they become due,
                  (ii) files a petition in bankruptcy or a petition to take advantage of any insolvency law, (iii) makes a general assignment for the benefit of its creditors, (iv) consents to the appointment of a receiver of itself or of the whole or any substantial part of its property, or (v) files a petition or answer seeking reorganization or arrangement under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof, subject to the applicable provisions of the Bankruptcy Code (11 USC ss.101 et. seq.);

         (4) AmSouth Bank or any successor thereto declares an event of default, and accelerates any or all of the indebtedness, or commences any action against DLC (or NewSub, as the case may be) or any sublessee, or takes any action to realize on AmSouth's junior interest in accounts receivable, under any document or instrument evidencing an obligation of Advocat, DLC, NewSub or any affiliate of any of the foregoing to AmSouth Bank; or

         (5) AmSouth Bank declines, for any reason, to fund a working capital or other advance under any line of credit or other credit facility of Advocat, DLC or any affiliate of either.

(vi) In connection with the foregoing, and as a material inducement to Omega and Acquisition to enter into this Agreement, Advocat and/or DLC shall provide AmSouth written notice clearly identifying the Facility Accounts at AmSouth and any other account at AmSouth which holds only funds of NewSub or any of its sublesees.

(vii) From and after a Triggering Event, except for incidental expenses paid at the Facility level, all expenses of DLC/NewSub and the Sublessees (the "Facility Expenses") shall be paid by DLC/NewSub, either on its own behalf or on behalf of the Sublessees, from the DLC Concentration Account. After a Triggering Event, under no circumstances will funds of DLC/NewSub or any Sublessee be commingled with funds belonging to Advocat or any affiliate of Advocat (except for the Sublessees).

         H. As a material inducement for Omega and Acquisition to enter into this Agreement, and as an express covenant under the Amended and Restated Master Lease, Advocat and DLC/New Sub shall not transfer, or permit the transfer, of the Advocat Concentration Account or the DLC Concentration Account to any financial institution other than AmSouth Bank, unless the new depository institution (the "Replacement Bank") shall first execute an intercreditor agreement with Omega and Acquisition substantially similar to the intercreditor agreement executed with AmSouth Bank pursuant to Paragraph 8.D, below.

         5. Florida Managed Facilities. All existing contractual relationships of the parties, including without limitation for purposes hereof the existing management agreements and subordination of management fees with and by DMSC and the Advocat guaranties of DMSC's performance, with respect to the Florida Managed Facilities shall remain in existence without modification. Omega, Advocat and DMSC shall execute, at the Initial Closing, a Reaffirmation of Obligations in substantially the form attached hereto as Exhibit "F". The parties acknowledge that DMSC has not heretofore executed and joined in the Cash Collateral Agreement dated as of August 1, 1998, pertaining to the Florida Managed Facilities. Advocat and Omega shall negotiate, prior to January 31,
2001, an amendment to that instrument which will (i) resolve, in a manner consistent with the intent of the Cash Collateral Agreement, DMSC's reasonable objections to the flow of funds established thereby, and (ii) provide a consent by Advocat and DMSC to the sale or transfer of the Florida Managed Facilities, or any of them, to or at the direction of Omega, provided, however, that any such sale or transfer shall be subject to the concomitant assignment of the existing DMSC management agreement, which will remain in effect in accordance with its terms following such sale or transfer.

         6. Capital Expenditures Undertaking. As a material inducement for Omega and Acquisition entering into this Agreement and consummating the transactions contemplated hereby, and as an express covenant under the Amended and Restated Master Lease, DLC (or NewSub, as applicable) agrees to undertake special project capital expenditures ("Special Project Capital Expenditures") with respect to the Master Leased Facilities (including, for purposes hereof, Hardee Manor if and when it is added to the Amended and Restated Master Lease pursuant to Paragraph 3.A) in the cumulative amount of not less than One Million and no/100 Dollars ($1,000,000.00) during the first two (2) Lease Years under the Amended and Restated Master Lease. The Special Project Capital Expenditures shall be for items intended to enhance the marketability and functionality of the Master Leased Facilities, and shall be subject to the reasonable approval of Acquisition, to be obtained in writing in advance of the expenditure. The Special Project Capital Expenditures shall be in addition to the annual Minimum Qualified Capital Expenditures required under Section 8.3.2 of the Amended and Restated Master Lease. Advocat shall guaranty the performance of and payment for the Special Project Capital Expenditures. DLC/NewSub shall in any event expend not less than Two Hundred Fifty Thousand and no/100 Dollars ($250,000.00) by June 30, 2001, and shall expend (unless prevented from doing so by Force Majeure, as defined in the Amended and Restated Master Lease) not less than Two Hundred Fifty Thousand and no/100 Dollars ($250,000.00), on a cumulative basis, in each subsequent six (6) month period thereafter during the two (2) year period therefor. DLC/NewSub shall not receive a credit for expenditures on Special Project Capital Expenditures against its annual Minimum Qualified Capital Expenditures obligations under Section 8.3.2 of the Amended and Restated Master Lease; provided, however, that the Special Project Capital Expenditures shall be undertaken and performed in accordance with the requirements for Qualified Capital Expenditures projects under the Amended and Restated Master Lease, and that failure (i) to spend, or have plans in place reasonably acceptable to Omega to spend, for Special Project Capital Expenditures, at least Five Hundred Thousand and no/100 Dollars ($500,000.00), on a cumulative basis, by September 30, 2001 or to spend, or have plans in place reasonably acceptable to Omega to spend, for Special Project Capital Expenditures, at least One Million and no/100 Dollars ($1,000,000.00), on a cumulative basis, by May 31, 2002, or (ii) to timely deposit the required expenditure amount into the Special Project Capital Expenditures Reserve described below, shall in either such event constitute an Event of Default under the Amended and Restated Master Lease. If and to the extent the Minimum Qualified Capital Expenditures budget of $325 per bed per year during the first two (2) Lease Years is not sufficient to fund all the scheduled capital expenditure items set forth on Schedule 4, attached hereto and incorporated herein by reference, DLC/NewSub may utilize funds from the Special Project Capital Expenditures funding to complete Schedule 4 items. Without limitation of the foregoing, if and to the extent DLC/NewSub fails to make Special Project Capital Expenditures of Two Hundred Fifty Thousand and no/100 Dollars ($250,000.00) by June 20, 2001 and Two Hundred Fifty Thousand and no/100 Dollars ($250,000.00) in each six (6) month period thereafter, on a cumulative basis in accordance with the foregoing, an amount equal to the unexpended amount, less any funds already so deposited, shall be deposited on or before the fifteenth (15th) day of the month following the end of such applicable period, by DLC/NewSub into the Capital Expenditure Reserve Account established and administered under and pursuant to the Amended and Restated Lease. DLC/NewSub shall provide reports to Acquisition of the status of completion and funding of Special Project Capital Expenditures, commencing on June 30, 2001 for the prior six (6) month period, and at the end of each six (6) month period thereafter during the first two (2) Lease years.

         7. Letters of Credit/Security Deposit. The parties acknowledge that Omega and Acquisition now hold security deposits with respect to the CNP Note and Master Leased Facilities as follows: (i) a letter of credit in the amount of $3,800,000 (the "1992 Letter of Credit") which secures obligations relating to the CNP Note and the 1992 Master Lease, (ii) a second letter of credit (the "Other Letter of Credit") in the amount of $1,150,000 which secures obligations under all of the Master Leases other than the 1992 Master Lease, and (iii) a cash deposit in the amount of $340,304.35, which secures obligations under all of the Master Leases other than the 1992 Master Lease. The cash deposit was previously applied by Omega/Acquisition against unpaid rent, but the letters of credit have not been called, pursuant to and based on the Standstill Agreement. The letters of credit were issued by AmSouth Bank ("AmSouth") or its predecessors. AmSouth maintains a first priority security interest in the accounts receivable of the Master Leased Facilities, as security for, among other things, the letters of credit. At the Initial Closing, and in connection with (and conditioned upon) the consummation of the restructuring of Advocat/DLC/SHCM's debt with and by AmSouth, including without limitation the release by AmSouth of its first priority security interest in the accounts receivable of the Master Leased Facilities (including, for purposes hereof, Hardee Manor), Omega/Acquisition shall (x) call and retain $3,000,000 of the 1992 Letter of Credit, (y) release and relinquish the remaining $800,000 balance of the 1992 Letter of Credit, and the $1,150,000 under the Other Letter of Credit, and (z) reverse the prior application of the cash deposit. The $3,000,000 shall be applied against the balance owing on the CNP Note as set forth in Paragraph 2B.(III). The prior cash deposit shall be held as the security deposit under the Amended and Restated Master Lease. In connection with the foregoing, Omega and Acquisition shall terminate and discharge the existing Letter of Credit Agreements. The parties hereto agree that (i) Acquisition is incurring substantial losses by the restructuring of the 1992 Master Lease into the Amended and Restated Master Lease, and (ii) not more than $3,000,000 of the 1992 Letter of Credit is fairly allocable to the CNP Note.

         8. AmSouth Restructuring. The obligation of Omega and Acquisition to proceed to Initial Closing hereunder and to consummate the transactions contemplated hereby is expressly conditioned on the simultaneous consummation of a debt restructuring by and between AmSouth and Advocat/DLC (and their respective subsidiaries and affiliates), incorporating the following:

         A. AmSouth shall release and relinquish its existing $3,000,000 first priority security interest in the accounts receivable of the Master Leased Facilities and the Florida Mortgaged Facilities. The parties acknowledge that AmSouth will continue to have a fully subordinated security interest in the subject accounts receivable, which shall be subject to the terms and conditions of the intercreditor agreement referred to in subparagraph 8.D, below.

         B. The $3,000,000 draw by Omega on the letters of credit shall become a separate indebtedness of Advocat to AmSouth, in reduction of the existing promissory note, line of credit and overline indebtedness of Advocat to AmSouth. The new indebtedness shall be evidenced by a new promissory note (the "Non-Accrual Note"), which shall not bear interest, and which shall be paid solely as follows: (i) first, all net proceeds from the anticipated sale, if any, received by Advocat or its subsidiaries/affiliates of the nursing home facilities located in Texas and owned by Texas Diversicare Limited Partnership ("TDLP") and the Carteret nursing home facility, located in North Carolina, shall be applied against the Non-Accrual Note; (ii) in the event the foregoing amounts are not sufficient to liquidate the Non-Accrual Note in full, then surplus cash flow of Advocat (to be defined in terms satisfactory to Advocat, but in no event shall surplus cash include any amounts payable to Omega/Acquisition under the Amended and Restated Master Lease, or required for the operation of the Master Leased Facilities) shall be applied to the Non-Accrual Note until it has been paid in full.

         C. At the Effective Date, the interest rate on the existing promissory note, overline and line of credit (the "AmSouth Debt") shall be established at nine and one-half percent (9 1/2%) per annum. Principal payments on the AmSouth Debt shall be made solely from surplus cash flow (defined in accordance with and subject to subparagraph B, above) after payment in full of the Non-Accrual Note.

         D. Documentation of the foregoing debt restructuring shall be in form satisfactory to Omega, and at Initial Closing, Omega, Acquisition and AmSouth shall enter into an intercreditor agreement in form satisfactory to Omega, implementing both the matters set forth in this Paragraph 8 and the matters set forth in Subparagraphs 4.F and 4.G.

         9. Counsel. Upon the last to occur of (i) consummation of the transfer of Hardee Manor to Acquisition in accordance with Paragraph 3.A, (ii) execution by CNP of all documents and instruments necessary or appropriate to the consummation of the transactions contemplated by Paragraph 3.B, and (iii) Advocat's certification to Omega that it has satisfactorily reached an accommodation with Counsel with respect to Advocat's Canadian subsidiaries and affiliates and their contractual and other relationships with Counsel, Omega shall release Counsel and its subsidiaries, and the officers, directors, shareholders, attorneys, successors and assigns thereof, and Counsel shall release Omega, Acquisition and their respective subsidiaries, and the officers, directors, shareholders, attorneys, successors and assign thereof, pursuant to a Mutual Release in form satisfactory to the parties thereto.

         10. Subordinated Note. At Initial Closing, Advocat shall execute and deliver to Omega a Subordinated Note in the par amount of $1,700,000, in substantially the form attached hereto as Exhibit "H".

         11. Preferred Stock. At Initial Closing, Advocat shall issue to Omega its preferred stock having a liquidation preference valued at $3,300,000 plus accrued and unpaid dividends, if any, and having conversion rights, dividend provisions, mandatory conversion and mandatory redemption provisions and dates, and such other terms and conditions as are set forth in the Stock Subscription Agreement to be executed by Omega and Advocat at Initial Closing, in substantially the form attached hereto as Exhibit "I".

         12. Closing and Sale of Facilities. Omega and Advocat shall use commercially reasonable efforts, following the Initial Closing, (i) to define an appropriate process under which certain of the Master Leased Facilities which are, or which may later become, no longer economically viable as skilled nursing facilities, and approving or implementing the alternative use of such facilities during the term of the Amended and Restated Master Lease, (ii) to work out structural issues relating to licensure and liability compartmentalization by the potential use of subleases, and (iii) to work out structural issues to minimize, to the extent practicable, the corporate state tax in Alabama. The foregoing undertakings are independent of, and shall not modify, impair or abrogate in any way the effectiveness of the Amended and Restated Master Lease or any other undertakings or liabilities of Advocat/DLC/SHCM under this Agreement or under any other document or instrument executed in connection herewith or otherwise remaining in effect between or among them following the Initial Closing hereunder. Any implementation of agreement reached in connection with, or as a result of, the undertakings and consideration by Omega and Advocat as described in this Paragraph shall be implemented by written instrument, signed by Omega, Advocat, and any other party to be charged therewith. Notwithstanding any of the foregoing, and in any event: (a) none of the Master Leased Facilities listed on Schedule 5, attached hereto, shall be subject to closure or alternative uses during the initial term of the Amended and Restated Master Lease without the prior written consent of Omega and any lender holding a first mortgage on the subject facilities; and (b) there will be no adjustment in base rent under the Amended and Restated Master Lease as a consequence of the closing or alternative use of any of the Master Leased Facilities (provided, however, that with respect to closed facilities, the CPI adjustments otherwise required by the Amended and Restated Master Lease shall not apply after closure thereof).

         13. Sublease of Facilities. Omega and Acquisition acknowledge that, at or following the Initial Closing, DLC/NewSub may desire to sublease certain of the Master Leased Facilities to wholly-owned subsidiaries of DLC, including in particular but without limitation SHCM. Omega and Acquisition hereby consent to such subleasing of certain of the Master Leased Facilities, provided the following conditions are satisfied prior to any such sublease: (a) each sublessee shall execute, as security for the Amended and Restated Master Lease, but subject to the terms and conditions of the AmSouth intercreditor agreement executed pursuant to Paragraph 8.D, (i) a Sublease Guaranty in the form attached hereto as Exhibit "J" whereby each sublessee jointly and severally guaranties Advocat's/DLC's/SHCM's obligations under the Amended and Restated Master Lease,
(ii) a Security Agreement based upon the form of the Amended and Restated Security Agreement attached hereto as Exhibit "C", and (iii) those UCC financing statements as deemed necessary by Acquisition to secure those interests granted by the Security Agreement; and, (b) Advocat or DLC, as applicable, shall execute, as security for the Amended and Restated Master Lease, but subject to the terms and conditions of the AmSouth intercreditor agreement executed pursuant to Paragraph 8.D, (i) a pledge of the stock (or membership interests, if a limited liability company) of any such sublessee in the form of the Stock Pledge Agreement attached hereto as Exhibit "K" , and (ii) a collateral assignment of the sublease.

         14. Payments Until Initial Closing; Deferred Compensation. A. Advocat shall continue to pay Omega $209,134.62 per week during the period from October 1, 2000 through the Initial Closing Date, which shall be credited at Initial Closing against the accrued Base Rent otherwise due and payable at the Initial Closing.

         B. Advocat and DLC acknowledge and agree that the amount of rent which Acquisition is forbearing from receiving as a consequence of entering into this Agreement and the Master Lease totals at least Five Million Dollars ($5,000,000). In order to induce Omega and Acquisition to enter into this Agreement, Advocat and DLC jointly and severally agree to pay Acquisition as damages the amount of ($5,000,000), together with interest thereon from the Effective Date through the date of payment at the rate of eleven percent (11%) per annum. Such amount shall be payable at the expiration of the Term (as defined in the Amended and Restated Master Lease) or earlier termination of the Lease. Omega and Acquisition agree to waive and forever forgive any obligation of either Advocat or DLC to pay such amount provided DLC/ NewSub fulfills in all material respects its obligations under the Amended and Restated Master Lease, to transfer the Facilities and Lessee's Personal Property (as defined in the Amended and Restated Master Lease, subject to the excluded items therein) to Acquisition at the expiration of the Term or earlier termination of the Amended and Restated Master Lease. However, unless waived and forgiven as set forth in the preceding sentence, such amount shall be immediately due and payable at the end of the Term or earlier termination of the Master Lease. Payment of the amount owing under this Paragraph 14.B shall be a non-recourse obligation of Advocat and DLC secured (which security interest shall be acknowledged and covered by the Amended and Restated Security Agreement to be executed at Initial Closing, and by the security agreements to be executed by any sublessees of the Facilities) solely by the Lessee's Personal Property located at the Facilities at the expiration of the Term or earlier termination of the Amended and Restated Master Lease. Advocat and DLC acknowledge that their obligations under this Paragraph 14.B are independent of and do not arise under the Amended and Restated Master Lease.

         15. Survival of Provisions; Default. A. Representations made by any party hereto, as well as the provisions hereof which contemplate or necessarily involve actions or representations by any party hereto after the Initial Closing and/or the Deferred Closing, shall survive the Initial Closing and/or the Deferred Closing, as the case may be.

           B. In the event of a default by Advocat, DLC, SHCM, AFI or DMSC in the timely performance of their respective obligations under this Agreement, Omega and Acquisition shall have the right, upon written notice to the defaulting party, to pursue an action for specific performance of this Agreement, and to pursue any other remedies under applicable law. In the event of a default by Omega or Acquisition in the timely performance of their respective obligations under this Agreement, Advocat, DLC, SHCM , AFI and DMSC shall have the right, upon written notice to the defaulting party, to pursue an action for specific performance of this Agreement, and to pursue any other remedies under applicable law.

         16. Time of the Essence. Time shall be of the essence in all respects with respect to Advocat's and DLC's performance under this Agreement.

         17. Notices. All notices given pursuant to this Agreement shall be in writing and shall be delivered by ordinary first class mail (postage prepaid), personal delivery, overnight courier service, or confirmed fax, at the addresses set forth below:

         If to Advocat, DLC, SHCM, AFI or DMSC:

                                    Advocat Inc.
                                    277 Mallory Station Road, Suite 130
                                    Franklin, Tennessee 37067
                                    Attention: Chief Financial Officer
                                    Telephone No.: (615) 771-7575
                                    Facsimile No.: (615) 771-7409


         With a copy to:            Harwell Howard Hyne Gabbert & Manner, P.C.
                                    315 Deaderick Street
                                    Nashville, Tennessee 37238
                                    Attention: Mark Manner
                                    Telephone No.:  (615) 256-0500
                                    Facsimile No.: (615) 251-1059


         If to Omega or Acquisition:

                                   Omega Healthcare Investors, Inc.
                                   900 Victors Way, Suite 350
                                   Ann Arbor, Michigan 48108
                                   Attention: Susan Allene Kovach
                                   Telephone No.: (734) 887-0200
                                   Facsimile No.: (734) 887-0201

         With a copy to:           Fred J. Fechheimer
                                   Dykema Gossett PLLC
                                   39577 Woodward Avenue, Suite 300
                                   Bloomfield Hills, Michigan 48304-2820
                                   Telephone No.: (248) 203-0743
                                   Facsimile No.:  (248) 203-0763

All notices given by personal delivery or confirmed fax will be conclusively deemed given upon the date of personal delivery or faxing, as applicable; all notices given by mail or overnight courier service will be conclusively deemed given on the business day immediately following the date the notice is deposited in the mail or with the overnight courier service.

         18. Authority. Advocat, DLC, SHCM, AFI and DMSC jointly and severally represent and warrant to Omega and Acquisition that the execution, delivery and performance of this Agreement has been duly approved and authorized by all necessary corporate action of Advocat, DLC, SHCM, AFI and DMSC (including without limitation, all necessary action of the shareholders and directors of Advocat, DLC, SHCM, AFI and DMSC), and that no consent or approval from any other person or entity is required for the due and valid execution, delivery and performance of this Agreement by Advocat, DLC, SHCM, AFI and DMSC. Omega and Acquisition jointly and severally represent and warrant to Advocat, DLC, SHCM, AFI and DMSC that the execution, delivery and performance of this Agreement has been duly approved and authorized by all necessary corporate action of Omega and Acquisition (including without limitation, all necessary action of the shareholders and directors of Omega and Acquisition), and that no consent or approval from any other person or entity is required for the due and valid execution, delivery and performance of this Agreement by Omega and Acquisition.

         19. Releases. A. Subject to, and in consideration for, Omega entering into this Agreement and consummating the transactions contemplated hereby, Advocat, DLC, SHCM, AFI and DMSC (collectively, the "Advocat Entities", and individually, an "Advocat Entity"), conditioned upon and effective simultaneously with the consummation of the transactions contemplated hereby at Initial Closing, releases and forever discharges Omega, Acquisition and their respective successors, assigns, agents, shareholders, directors, officers, employees, agents, parent corporations, subsidiary corporations, affiliated corporations, affiliates, and each of them, from any and all claims, debts, liabilities, demands, obligations, costs, expenses, actions and causes of action, of every nature and description, whether known or unknown, absolute, mature, or not yet due, liquidated or non-liquidated, contingent, non-contingent, direct or indirect or otherwise, which any Advocat Entity now has or at any time may hold, by reason of any matter, cause or thing occurred, done, omitted or suffered to be done on or prior to the Initial Closing (collectively, "Omega Liabilities"), other than from Omega Liabilities arising out of this Agreement or any document or instrument executed in connection herewith or in consummation of the transactions contemplated hereby. Each Advocat Entity waives the benefits of any law, which may provide in substance:
"A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor." Each Advocat Entity understands that the facts which it believes to be true at the time of making the release provided for herein may later turn out to be different than it believes now or at the time of granting such release, and that information which is not now or then known or suspected may later be discovered. Each Advocat Entity accepts this possibility, and each Advocat Entity assumes the risk of the facts turning out to be different and new information being discovered; and each Advocat Entity further agrees that the release provided for herein shall in all respects continue to be effective and not subject to termination or rescission because of any difference in such facts or any new information.

         B. Release of Advocat Entities. Subject to, and in consideration for, the Advocat Entities entering into this Agreement and consummating the transactions contemplated hereby, Omega and Acquisition (together, the "Omega Entities", and individually, an "Omega Entity"), conditioned upon and effective simultaneously with the consummation of the respective transactions contemplated hereby at Initial Closing or thereafter in accordance herewith, releases and forever discharges the Advocat Entities (expressly excluding, for purposes hereof, Counsel Corporation and CNP) and their respective successors, assigns, agents, shareholders, directors, officers, employees, agents, parent corporations, subsidiary corporations, affiliated corporations, affiliates, and each of them, from any and all claims, debts, liabilities, demands, obligations, costs, expenses, actions and causes of action, of every nature and description, whether known or unknown, absolute, mature, or not yet due, liquidated or non-liquidated, contingent, non-contingent, direct or indirect or otherwise, which any Omega Entity now has or at any time may hold, with respect to the following obligations arising under the Master Leases and in existence as of September 30, 2000 (but not as to any such obligations arising from and after October 1, 2000 under the Amended and Restated Master Lease, nor as to any other obligations under the Master Leases not specifically included in the following listing):

(i). The payment of "Minimum Rent" and "Additional Fixed Rent" (as defined in and to the extent applicable to the Master Leases);

(ii). The payment of any franchise tax incurred by an Omega Entity in connection with the collection of any type of rent under the Master Leases;

(iii). The payment of any late fees or default interest incurred in connection with the failure to pay Minimum Rent and any franchise tax; and

(iv). The payment of attorneys' fees and costs incurred by an Omega Entity in connection with the collection of past due amounts owing under the Master Leases.

As of the last to occur of (aa) transfer of Hardee Manor to Acquisition, and incorporation of Hardee Manor into the Amended and Restated Master Lease in accordance with Paragraph 3.A, (bb) execution by CNP of all documents and instruments necessary to effect the disposition of DeSoto Manor and Leesburg in accordance with Paragraph 3.B, and (cc) receipt by Omega/Acquisition of the $3,000,000.00 in letter of credit proceeds pursuant to Paragraph 7, the foregoing release by the Omega Entities shall also extend to the payment of principal under the CNP Note and the CNP Mortgage (but not any continuing obligations under the CNP Mortgage following the amendment thereof as contemplated in Subparagraph 3.B, above, nor Advocat's guaranty of such continuing obligations under the CNP Mortgage, nor Advocat's and DLC's continuing obligations under Paragraph 14.B, above).

Each Omega Entity understands that the facts which it believes to be true at the time of making the release provided for herein may later turn out to be different than it believes now or at the time of granting such release, and that information which is not now or then known or suspected may later be discovered. Each Omega Entity accepts this possibility, and each Omega Entity assumes the risk of the facts turning out to be different and new information being discovered; and each Omega Entity further agrees that the release provided for herein shall in all respects continue to be effective and not subject to termination or rescission because of any difference in such facts or any new information.

         Notwithstanding anything to the contrary contained in this Paragraph 19 or otherwise, this release shall only be effective on and as of the Initial Closing or such later applicable date set forth in this Paragraph 19, as the case may be and not otherwise.

              20. Non-Disclosure. A. Until Omega and Advocat mutually agree to publicly announce this Agreement, (i) the parties hereto, and each of their officers, directors, employees, agents, consultants and advisors, shall keep confidential all terms hereof and information contained herein (except to the extent required either (a) in connection with the satisfaction of the conditions contained herein (including, without limitation, providing such information to its creditors and their advisors), (b) by the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act"), or (c) reporting requirements, if any, of the New York Stock Exchange ("NYSE Requirements"), (ii) neither Advocat, DLC, SHCM, DMSC, nor any persons or entities affiliated with any of them or their officers, directors, employees, agents, consultants and advisors (within the meaning of Rule 405 under the Securities Act of 1933, as amended) shall trade in Omega's stock, and (iii) neither Omega, Acquisition, nor any persons or entities affiliated with any of them or their officers, directors, employees, agents, consultants and advisors (within the meaning of Rule 405 under the Securities Act of 1933, as amended) shall trade in Advocat's stock. Advocat, DLC, SHCM and DMSC acknowledge that Omega may disclose the existence of this Agreement and the transactions contemplated hereby in appropriate public filings under the Exchange Act, or pursuant to the NYSE Requirements. Omega and Acquisition acknowledge that Advocat may disclose the existence of this Agreement and the transactions contemplated hereby in appropriate public filings under the Exchange Act. No press releases with respect to this Agreement or the transactions contemplated hereby shall be issued absent the prior mutual approval of Omega and Advocat.

              B. Notwithstanding subparagraph A, above, each party hereto may and shall give all required notices of the existence of this Agreement and the pending consummation of the transactions contemplated hereby to any and all appropriate governmental authorities.

              C. The parties  agree not to disclose or permit  their  respective representatives, attorneys, auditors or agents to disclose, except as may be required by law or performance hereunder, any confidential, non-public information of the others which is obtained by any of them in connection with the transactions contemplated by this Agreement.

              21. MUTUAL WAIVER OF RIGHT TO JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (i) THIS AGREEMENT, OR (ii) ANY CONDUCT, ACTS OR OMISSIONS OF ANY PARTY HERETO OR ANY OF THEIR DIRECTORS, TRUSTEES, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH THEM; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

              22. Miscellaneous. The recitals to this Agreement are incorporated into and made a part of this Agreement. This Agreement may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, but all such counterparts taken together shall constitute one and the same instrument. This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, legatees, personal representatives, successors and permitted assigns; provided, however, neither Advocat, DLC, SHCM, AFI nor DMSC may assign its respective rights or duties hereunder or in connection herewith or any interest herein (voluntarily, by operation of law, as security or otherwise) without the prior written consent of Omega, which consent may be withheld in the sole discretion of Omega. This Agreement shall not be construed so as to confer any right or benefit upon any person other than the parties to this Agreement and their respective successors and permitted assigns. This Agreement shall be governed by and construed only in accordance with Michigan law, without regard to conflicts of law principles; provided, however, that applicable state law shall control to the extent necessary to effect the real property remedies of Omega and Acquisition set forth herein. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, which provisions shall remain in full force and effect. This Agreement, the Schedules and Exhibits hereto, constitute the entire agreement between the parties with respect to the transaction herein contemplated and, except as set forth herein, supersede all prior agreements or negotiations between the parties. Any modification or amendment to this Agreement shall be effective only if in writing and executed by the party against whom enforcement of the modification or amendment is sought. Section headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement. ADVOCAT, DLC, SHCM, AFI AND DMSC EACH HAS ENTERED INTO THIS AGREEMENT VOLUNTARILY, WITHOUT DURESS OR INFLUENCE, WITHOUT RELYING ON ANY AGREEMENT OR REPRESENTATION NOT SPECIFICALLY SET FORTH IN THIS AGREEMENT, AND AFTER HAVING AN ADEQUATE OPPORTUNITY TO CONSULT WITH COUNSEL OF THEIR CHOICE.

              23. Exhibits and Schedules. The following Exhibits and Schedules are attached to, and incorporated by reference in, this Agreement:


              EXHIBITS:

              Exhibit "A"           [Intentionally Deleted]

              Exhibit "B"           Amended and Restated Master Lease - Filed
                                      Separately

              Exhibit "C"           Form of Amended and Restated Security
                                      Agreement

              Exhibit "D"           Form of Amended and Restated Guaranty

              Exhibit "E"           Form of Amended and Restated Memorandum of
                                      Lease

              Exhibit "F"           Form of Reaffirmation of Obligations
                                      (Florida Managed Facilities)

              Exhibit "G"           [Intentionally Deleted]

              Exhibit "H"           Form of Subordinated Note

              Exhibit "I"           Form of Stock Subscription Agreement

              Exhibit "J"           Form of Sublease Guaranty

              Exhibit "K"           Form of Stock Pledge Agreement

              Exhibit "L            [Intentionally Deleted]

              SCHEDULES:

              Schedule 1            Master Leased Facilities

              Schedule 2            Florida Mortgaged Facilities

              Schedule 3            Florida Managed Facilities

              Schedule 4            Certain Qualified Capital Expenditures Items

              Schedule 5            Master Leased Facilities Not Subject to
                                      Closure

              IN  WITNESS  WHEREOF,   the  parties  hereto  have  executed  this
Agreement as of the date first above written.


                         [SIGNATURES ON FOLLOWING PAGE]




ADVOCAT INC., a Delaware corporation        DIVERSICARE LEASING CORP., a
Tennessee corporation

By: /s/ James F. Mills, Jr.               By: /s/ James F. Mills, Jr.
    ------------------------                  --------------------------
Its: Senior Vice President                Its: Senior Vice President




STERLING HEALTH CARE MANAGEMENT                      DIVERSICARE MANAGEMENT
INC., a Kentucky corporation corporation             SERVICES CO., a Tennessee


By:  /s/ James F. Mills, Jr.                         By: /s/ James F. Mills, Jr.
     -----------------------                             ----------------------
     James F. Mills, Jr.                                 James F. Mills, Jr.
Its: Senior Vice President                           Its: Senior Vice President



ADVOCAT FINANCE, INC., a Delaware
corporation


By:  /s/ James F. Mills, Jr.
     -------------------------
Its:  Senior Vice President


OMEGA HEALTHCARE INVESTORS, INC.,                 STERLING ACQUISITION CORP., a
a Maryland corporation                            Kentucky corporation



By: /s/ Susan Allene Kovach                       By:  /s/ Susan Allene Kovach
    -----------------------                            ------------------------
        Susan Allene Kovach                                Susan Allene Kovach
        Vice President                                     Vice President

                                    EXHIBIT C

                 FORM OF AMENDED AND RESTATED SECURITY AGREEMENT


         THIS AMENDED AND RESTATED SECURITY AGREEMENT (the "Security Agreement") is made and entered into as of November , 2000 by and between DIVERSICARE LEASING CORP., a Tennessee corporation (the "Debtor"), and STERLING ACQUISITION CORP., a Kentucky corporation ("Secured Party").


                                    RECITALS:

         A. Capitalized terms used and not otherwise defined herein shall have the meanings given them in Article I below.

         B. Concurrently herewith, Secured Party and Debtor have entered into the Lease, pursuant to which Secured Party has leased to Debtor the Facilities.

         C. This Security Agreement is intended to consolidate, amend and restate those certain security agreements previously delivered to secure the 1992 Master Lease, the 1994 Master Lease, the 1997 Master Lease, and the West Liberty Master Lease into one document.

         D. The obligations of the Original Security Agreements have been assigned to, and assumed by, the Debtor.

         E. The rights, title and interests to the Collateral secured by the Original Security Agreements have been assigned to, and assumed by, the Debtor subject to the security interests of the Secured Party.

         F. The rights and obligations of the lessee under the Original Master Leases have been assigned to, and assumed by, the Debtor, as the lessee thereunder.

         G. The rights and obligations of the lessors under the Original Master Leases have been assigned to, and assumed by, the Secured Party, as the lessor thereunder.

         H. As a condition to Secured Party's agreement to enter into the Lease, Secured Party has required Debtor to enter into this Security Agreement and to grant, amend and restate security interests to Secured Party as herein provided.

         NOW, THEREFORE, in order to induce Secured Party to enter into the Lease, and for other good and valuable consideration the receipt and sufficiency of which hereby are acknowledged, the parties agree as follows:

                             ARTICLE I - DEFINITIONS

         This Security Agreement is executed and delivered in connection with the Lease. Terms defined in the Commercial Code (as hereinafter defined) and not otherwise defined in this Security Agreement or in the Lease shall have the meanings ascribed to those terms in the Commercial Code. In addition to the other definitions contained herein, when used in this Agreement the following terms shall have the following meanings:

         "1992 Master Lease" means the certain master lease dated August 14, 1992 between Omega Healthcare Investors, Inc. as lessor, and Diversicare Corporation of America, as lessee, for the facilities described therein.

         "1994 Master Lease" means the certain master lease dated December 1, 1994 between Secured Party as lessor, and Sterling Health Care Management, Inc., as lessee, for the facilities described therein.

         "1997 Master Lease" means the certain master lease dated March 1, 1997 between Secured Party as lessor, and Sterling Health Care Management, Inc., as lessee, for the facilities described therein.

         "Collateral" means the collateral described in Article II, Section 2 below.

         "Commercial Code" means the Uniform Commercial Code, as enacted and in force from time to time in the state in which the Facilities are located.

         "Debtor's Personal Property" means any tangible personal property owned by Debtor and not used in connection with the operation of the Facilities.

         "Facilities" means the healthcare facilities identified on attached
Schedule 1.

         "Lease" means the Consolidated Amended and Restated Master Lease executed concurrently herewith by Secured Party, as lessor, and Debtor, as lessee of the Facilities.

         "Original Master Leases" means the 1992 Master Lease, the 1994 Master Lease, the 1997 Master Lease, and the West Liberty Master Lease, collectively.

         "Original Security Agreements" means any and all security agreements delivered to secure the Original Master Leases or any one of them.

         "Settlement and Restructuring Agreement" means that certain settlement and restructuring agreement by and among Advocat, Inc., a Delaware corporation, Debtor, Sterling Health Care Management, Inc., a Kentucky corporation, Diversicare Management Services Co., a Tennessee corporation, Omega Healthcare Investors, Inc., a Maryland corporation, and Secured Party of even date herewith.

         "Subordinated Note" means that certain subordinated note from Advocat, Inc., a Delaware corporation to Omega Healthcare Investors, Inc., a Maryland corporation in the original principal amount of Three Million Dollars ($3,000,000.00) Dollars of even date herewith.

         "West Liberty Master Lease" means the certain first amendment to master sublease dated March 3, 1999 between OS Leasing Company as lessor, and Diversicare Leasing Corp., as lessee, for the facilities described therein.


                             ARTICLE II - AGREEMENT

         1. GRANT OF SECURITY INTEREST. Debtor hereby grants to Secured Party a continuing security interest in the Collateral to secure the payment of all amounts now or hereafter due and owing to Secured Party from Debtor under the Lease, or any extension or renewal thereof, and any and all other obligations incurred in connection therewith, together with all other obligations or indebtedness of Debtor and/or Advocat, Inc. to Secured Party under the Lease, Settlement and Restructuring Agreement, and Subordinated Note however created, evidenced or arising, whether direct or indirect, absolute or contingent, now or hereafter existing, due or to become due, plus all interest, costs, out-of-pocket expenses and reasonable attorneys' fees which may be made or incurred by Secured Party in the administration, and collection thereof (the "Liabilities"), and in the protection, maintenance, and liquidation of the Collateral. This Security Agreement shall be and become effective when, and continue in effect as long as, any Liabilities of Debtor to Secured Party are outstanding and unpaid, and except as otherwise permitted pursuant to the terms of this Agreement, the Settlement and Restructuring Agreement, or the Lease, Debtor will not sell, assign, transfer, pledge or otherwise dispose of or encumber any Collateral to any third party while this Security Agreement is in effect without the prior and express written consent of Secured Party.
Notwithstanding the foregoing, the obligation of Debtor to pay Secured Party Five Million Dollars ($5,000,000) plus interest thereon as set forth in Section 15 of the Settlement and Restructuring Agreement shall be secured only by the Equipment (as hereinafter defined).

         2. COLLATERAL. The "Collateral" covered by this Agreement is all of the personal property described below that Debtor now owns or shall hereafter acquire or create, immediately upon the acquisition or creation thereof, and that is located at or used exclusively in connection with, or arises from or in connection with Debtor's use and operation of, the Facilities, consisting of the following:

                  (a) Accounts. To the extent permitted by law, all accounts, Health Care Insurance Receivables (as defined in Revised Article 9, hereinafter deferred), accounts receivable, deposits, prepaid items, documents, chattel paper, instruments, contract rights (including rights under any management agreement or franchise agreement with respect to the Facilities), general intangibles, choses in action, including any right to any refund of any taxes paid to any governmental authority prior to or after the date of this Agreement, and all ledgers, printouts, papers, data, file materials and information relating to any account debtors in respect thereof, and/or to the operation of the Debtor's business relating to the Facilities, and all rights of access to such books, records, ledgers, printouts, data, file materials and information, and all property in which such books, records, ledgers, printouts, data, file materials and information are stored (the "Accounts"); and

                  (b) Certificates of Need. To the extent permitted by law, all Certificates of Need now or hereafter issued in connection with the Facilities (the "Certificates"); and

                  (c) Equipment. All equipment, furniture, fixtures and other personal property used in connection with the operation of the Facilities, whether now owned or hereafter acquired by Debtor, together with all accessions, additions, parts, attachments, accessories, or appurtenances thereto including but not limited to linens, motor vehicles, furniture, fixtures and movable equipment, leasehold improvements, and all books and records now owned or hereafter acquired pertaining to any of the above described property other than Debtor's Personal Property, but specifically excluding any computer readable memory and any computer hardware or software necessary to process such memory (the "Equipment") and

                  (d) Insurance Rights. All rights under contracts of insurance now owned or hereafter acquired covering any of the Collateral ("Insurance Rights"); and

                  (e) Inventory. All inventory and goods, now owned or hereafter acquired, including but not limited to, raw materials, work in process, finished goods, food, medicines, tangible property, stock in trade, wares and merchandise used in or sold in the ordinary course of business at the Facilities (the "Inventory"); and

                  (f) Medicaid. To the extent permitted by law, all rights to reimbursement under that certain program of medical assistance, funded jointly by the federal government and the states, for impoverished individuals who are aged, blind and/or disabled, and/or members of families with dependent children, which program is more fully described in Title XIX of the Social Security Act (42 U.S.C. ss.ss. 1396 et seq.) and the regulations promulgated thereunder; and

                  (g) Medicare. To the extent permitted by law, all rights to reimbursements under that certain federal program providing health insurance for eligible elderly and other individuals, under which physicians, hospitals, skilled nursing homes, home health care, and other providers are reimbursed for certain covered services they provide to the beneficiaries of such program, which program is more fully described in Title XVIII of the Social Security Act (42 U.S.C. ss.ss. 1395 et seq.) and the regulations promulgated thereunder; and

                  (h) Other Property. All other tangible and intangible property of Debtor now or hereinafter acquired by Debtor and located at the Facilities or used exclusively in connection with the operation of the Facilities, including without limitation, but specifically excluding Debtor's continuous quality improvement program, manuals and materials; management information systems; policy, procedure and educational manuals and materials; and similar proprietary property including any right to the use of the name "Diversicare"' and

                  (i) Patient Agreements. To the extent permitted by law, any and all contracts, authorizations, agreements or consents made by or on behalf of any patient or resident of any of the Facilities, or any other person seeking or obtaining services or goods from Debtor, pursuant to which Debtor provides skilled nursing care, intermediate care, personal care and/or assisted living facilities, or any form of patient or residential care, as well as related services at any of the Facilities (as such contracts, authorizations, agreements or consents may be amended, supplemented, renewed, replaced, extended or modified from time to time); including consents to treatment and assignments of payment of benefits (collectively, the "Patient Agreements");and

                  (j) Permits. To the extent permitted by law, (i) the operating licenses for each of the Facilities, any certificate of need, any other license, permit, approval or certificate which from time to time, may be issued or is required to be issued by the United States, any state or local government, or any agency or instrumentality of any of the foregoing with respect to the construction, installation or operation of any of the Facilities or any portion or component of any of the Facilities, the providing of any professional or other services by the Debtor, the purchase, sale, dispensing, storage, prescription or use of drugs, medications or the like by Debtor, or any other operations or businesses of Debtor; and (ii) certifications and eligibility for participation by Debtor, in respect of its operation of any of the Facilities, in programs or arrangements of or reimbursement from any third-party payors, including Medicare and Medicaid; and (iii) all other licenses permits and certificates used or useful in connection with the ownership, operation, use or occupancy of any of the Facilities (collectively, the "Permits"); and

                  (k) Investment Property. All Investment Property (as defined in the Uniform Commercial Code), other than a security, whether certificated or uncertificated, in a subsidiary or affiliate of Debtor; and,

                  (l) Proceeds. Proceeds arising out of the operation of the Facilities, including, without limitation, proceeds of hazard or other insurance policies and eminent domain or condemnation awards, of all of the foregoing described Inventory or Equipment, together with any and all deposits or other sums at any time credited by or due from Secured Party to Debtor and any and all instruments, documents, policies and certificates of insurance, securities, goods, accounts receivable, choses in action, chattel paper, cash, property and the proceeds thereof (whether or not the same are Collateral or Proceeds thereof hereunder) owned by Debtor or in which Debtor has an interest, which are now or at any time hereafter in possession or under the control of Secured Party or in transit by mail or carrier to or from Secured Party or in the possession of any third party acting on behalf of Secured Party, without regard to whether Secured Party received the same in pledge, for safekeeping, as agent for collection or transmission or otherwise, or whether Secured Party has conditionally released the same (the "Proceeds"); and

                  (m) Reimbursement Contracts. To the extent permitted by law, all rights to third-party reimbursement contracts for the Facilities which are now or hereafter in effect with respect to residents or patients qualifying for coverage under the same, including Medicare and Medicaid, managed care plans and private insurance agreements, and any successor program or other similar reimbursement program and/or private insurance agreements, now or hereafter existing; and

                  (n) Rights. All rights, remedies, powers and/or privileges of Debtor with respect to any of the foregoing.

         The form of a description of the Collateral to be attached to financing statements executed by Debtor in connection herewith is attached hereto as Exhibit A. Except to the extent set forth above, the term "Collateral" does not include Debtor's Personal Property.

         3.       PERFECTION OF SECURITY INTEREST.

                  (a) Debtor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral pledged by Debtor hereunder, without the signature of Grantor where permitted by law. A copy of each such statement and amendment will be timely provided to Debtor. Debtor shall execute and deliver to Secured Party, concurrently with Debtor's execution of this Security Agreement, and at any time or times hereafter at the request of Secured Party, all financing statements and continuation financing statements (where not covered by the foregoing sentence), assignments, affidavits, reports, notices, letters of authority, vehicle title notations and all other documents that Secured Party may reasonably request, in a form reasonably satisfactory to Secured Party, to perfect and maintain perfected Secured Party's security interests in the Collateral. In order to fully consummate all of the transactions contemplated hereunder, Debtor shall make appropriate entries on its books and records disclosing the security interests created hereby in the Collateral.

         4. WARRANTIES AND COVENANTS. In addition to the warranties and representations, if any, made in the Lease, Debtor warrants, represents and agrees that:

                  (a) To the extent permitted by law, Debtor has rights in or the power to transfer the Collateral, and is and will be the lawful owner or lessee of all of the Collateral, with the right, to the extent permitted by law, to subject the owned or leased property to the security interests of Secured Party hereunder;

                  (b) Except for the security interests in the Collateral herein granted to Secured Party and as described in the Settlement and Restructuring Agreement, there are no other adverse claims, liens, restrictions on transfer or pledge, or security interests in the Collateral that are known to Debtor, and there are no financing statements covering any of the Collateral filed in any public office created by or known to Debtor prior to the date hereof, except as previously disclosed by Debtor to Secured Party. Debtor shall defend Secured Party against any claims and demands of any and all other persons to the Collateral inconsistent with this Agreement;

                  (c) All of the Collateral is or will be (upon delivery) located at the Facilities or at the chief executive offices of Debtor;

                  (d) Except as permitted under the Lease or hereunder, Debtor shall not remove the Collateral from the Facilities or its chief executive offices without Secured Party's prior written consent and shall not use or permit the Collateral to be used for any unlawful purpose whatsoever. Except as permitted under the Lease or hereunder, Debtor shall not remove any Collateral from the state in which the Facilities or its chief executive offices are located, without the prior written consent of Secured Party;

                  (e) Except as permitted under the Lease, Debtor shall not conduct business under any name at the Facilities other than that given above or set forth on attached Schedule 1, nor will Debtor change or reorganize the type of business entity under which it presently does business, except upon prior and express written approval of Secured Party, and, if such approval is granted, Debtor agrees that all documents, instruments and agreements reasonably requested by Secured Party and relating to such change shall be prepared, filed and recorded at Debtor's expense before the change occurs;

                  (f) Debtor shall not remove any records concerning the Collateral located at the Facilities or its chief executive offices nor keep any of its records concerning the same at any other location unless written notice thereof is given to Secured Party at least ten (10) days prior to the removal of such records to any new addresses; and

                  (g) Debtor has the right and power and is duly authorized to enter into this Security Agreement. The execution of this Security Agreement does not and will not constitute a breach of any provision contained in any agreement or instrument to which Debtor is or may become a party or by which Debtor is or may be bound or affected.

                  (h) Debtor shall not change the state of its incorporation, and shall not change its corporate name without providing Secured Party thirty
(30) days prior written notice.

                  (i) Debtor's (i) chief executive office is located in the state of Tennessee, (ii) state of incorporation is the state first set forth in the first paragraph of this Security Agreement (the "Debtor State"), and (iii) exact legal name is as set forth in the first paragraph of this Security Agreement.

                  (j) Debtor shall at all times maintain the Collateral in good order and repair and with reasonable promptness make all necessary and appropriate repairs thereto of every kind and nature whether ordinary or extraordinary, foreseen or unforeseen, or arising by reason of a condition whether or not existing prior to the date of this Security Agreement. It is the intention of this provision that the level of maintenance of the Collateral shall be not less than that of a first class nursing home operator making use of the Collateral for its intended use.

                  (k) All agreements and papers required to be filed, registered or recorded in order to create in favor of the Secured Party a perfected lien in the Collateral have been, or will be, filed, registered or recorded in the appropriate filing offices, and to the best of Debtor's knowledge, no further or subsequent filing, refiling, registration, re-registration, recorded or re-recording is necessary in any jurisdiction, except as provided under applicable law with respect to the filing of continuation statements.

         5.       COLLECTION OF ACCOUNTS.

                  (a) Secured Party hereby authorizes and permits Debtor to collect the Accounts from its debtors. This privilege may be terminated by Secured Party at any time after notice from Secured Party upon the occurrence and during the continuance of a Triggering Event under the Settlement and Restructuring Agreement (a "Notice of Default"), and Debtor shall execute, upon demand therefor, such assignments so as to vest in Secured Party full title to the Accounts (to the extent permitted under applicable law), and Secured Party thereupon shall be entitled to and have all of the ownership, title, rights, securities and guarantees of Debtor with respect thereto, and with respect to the property evidenced thereby, including the right of stoppage in transit, and Secured Party may notify any debtor or debtors of the assignments of the Accounts and collect the same; thereafter, Debtor will receive all payments on the Accounts as agent of and for Secured Party and will transmit to Secured Party, on the day of receipt thereof, all original checks, drafts, acceptances, notes and other evidence of payment received in payment of or on account of the Accounts, including all cash moneys similarly received by Debtor. Until such delivery, Debtor shall keep all such remittances separate and apart from Debtor's own funds, capable of identification as the property of Secured Party, and shall hold the same in trust for Secured Party. After Notice of Default from the Secured Party, all items or amounts that are delivered by Debtor to Secured Party on account of partial or full payment or otherwise as Proceeds of any of the Collateral shall be deposited in accordance with the terms of the Settlement and Restructuring Agreement. To the extent permitted by law, Secured Party or its representatives is hereby authorized to endorse, in the name of Debtor, any item, howsoever received by Secured Party, representing any payment on or other proceeds of any of the Collateral, and may endorse or sign the name of Debtor to any accounts, invoices, assignments, financing statements, notices to debtors, bills of lading, storage receipts, or other instruments or documents in respect to Accounts or the property covered thereby requested by Secured Party. Debtor shall promptly give Secured Party, upon demand, copies of all Accounts, to be accompanied by such information and by such documents or copies thereof as Secured Party may reasonably require. After Notice of Default from Secured Party, Debtor shall maintain such records with respect to the Accounts and the conduct and operation of its business as Secured Party may reasonably request, and will furnish to Secured Party all information with respect to the Accounts and the conduct and operation of its business, including balance sheets, operating statements and other financial information, as Secured Party may reasonably request from time to time.

                  (b) Until such time as Secured Party shall notify Debtor of the revocation of such power and authority by reason of an a Triggering Event (and effective only during the continuance thereof), Debtor (i) may, only in the ordinary course of business, at its own expense, sell, lease or furnish under contracts of service any of the Inventory normally held by Debtor for such purpose; (ii) may use and consume any raw materials, work in process or materials, the use and consumption of which is necessary in order to carry on Debtor's business at the Facilities; (iii) replace Equipment in accordance with the provisions of the Lease; and (iv) shall, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral, including the taking of such action with respect to such collection as Secured Party may reasonably request or, in the absence of such request, as Debtor may deem advisable. A sale in the ordinary course of business shall not include a transfer in partial or total satisfaction of a debt.

         6. INSPECTIONS/INFORMATION. Debtor shall permit Secured Party or its agents upon reasonable written request and during business hours to have access to and to inspect any of the Collateral. Secured Party may from time to time inspect, check, make copies of, or extracts from the books, records and files of Debtor relating to the Collateral, and Debtor shall make the same available to Secured Party upon reasonable written notice and during business hours. Secured Party's right of access and inspection shall be subject to any prohibitions or limitations on disclosure under applicable law, including any so-called "Patient's Bill of Rights" or similar legislation, including such limitations as may be necessary to preserve the confidentiality of the Facility-patient relationship and the physician-patient relationship.

         7.       DEFAULT/REMEDIES

                  (a) The occurrence of any "Event of Default" under the Lease or a default under the Settlement and Restructuring Agreement shall constitute a Security Agreement Event of Default without any additional notice or grace period. In addition, the following shall also constitute a Security Agreement Event of Default:

                    (i) If any of the representations or warranties made by Debtor hereunder prove to be untrue when made in any material respect, the Secured Party or Collateral is materially and adversely affected thereby, and same is not cured within fifteen (15) days after written notice from Secured Party thereof; or

                    (ii) If Debtor fails to perform any term, covenant, or condition of this Security Agreement and such failure is not cured within fifteen (15) days after written notice from Secured Party thereof; unless such default by its nature cannot be cured within said fifteen (15) days in which event Debtor shall have such additional time, not to exceed sixty
                    (60) days from the date of such notice, as may be reasonably required under the circumstances to cure such default, provided Debtor commences such cure within said fifteen (15) day period and diligently prosecutes such cure thereafter.

                  (b) Whenever a Security Agreement Event of Default shall have occurred and so long as its continues, Secured Party may exercise from time to time any rights and remedies, including the right to immediate possession of the Collateral, available to it under the Lease, this Security Agreement or applicable law. Secured Party shall have the right to hold any property then in or upon the Facilities (but excluding any property belonging to patients at the Facilities) at the time of repossession not covered by this Security Agreement until return is demanded in writing by Debtor. Debtor agrees, in case of the occurrence of a Security Agreement Event of Default and upon the request of Secured Party, to assemble, at its expense, all of the Collateral at a convenient place acceptable to Secured Party and to pay all costs of Secured Party of collection of all the Liabilities, and enforcement of rights hereunder, including reasonable attorneys' fees and legal expenses, including participation in bankruptcy proceedings, and the expenses of locating the Collateral and the expenses of any repairs to any realty or other property to which any of the Collateral may be affixed or be a part. If the Collateral is disposed of at a public sale, the parties agree that a public sale with at least ten (10) calendar days prior notice to, Debtor and notice to the public by one publication in a local newspaper is commercially reasonable. If any notification of intended disposition of any of the Collateral is required by law, such notification, if mailed, shall be deemed reasonably and properly given if sent at least ten (10) days before such disposition, by first class mail, postage prepaid, addressed to the Debtor either at the address set forth in the notice section hereof, or at any other address of the Debtor appearing on the records of Secured Party.

                  (c) TO THE EXTENT PERMITTED BY LAW, DEBTOR AGREES THAT SECURED PARTY SHALL, UPON THE OCCURRENCE OF ANY SECURITY AGREEMENT EVENT OF DEFAULT, HAVE THE RIGHT TO PEACEFULLY RETAKE ANY OF THE COLLATERAL. DEBTOR WAIVES ANY RIGHT IT MAY HAVE, IN SUCH INSTANCE, TO A JUDICIAL HEARING PRIOR TO SUCH RETAKING.

         8. INDEMNITY. In addition to the indemnities set forth in the Lease, Debtor shall protect (except to the extent same is caused by the gross negligence or wilful misconduct of Secured Party), indemnify and hold harmless Secured Party and its officers, employees, directors and agents from and against all liabilities, obligations, claims, damages, penalties, causes of action, and out-of-pocket costs and expenses whatsoever (including, without limitation, reasonable attorneys' fees and expenses) imposed upon or incurred by or asserted against Secured Party or its officers, employees, directors or agents, by reason of the ownership, use, construction and operation of the Collateral by Debtor, its officers, directors, servants, agents and employees or by reason of enforcement of Secured Party's rights hereunder or under the Lease. As used in this Security Agreement, the term "attorneys' fees" includes fees incurred in any appeal and/or enforcement proceedings. In case any action, suit or proceeding is brought against Secured Party by reason of any such occurrence, Debtor, upon request of Secured Party, shall at Debtor's expense cause such action, suit or proceeding to be resisted and defended by counsel approved by Secured Party with respect to proceedings and matters involving Secured Party. Any amounts payable to Secured Party under this Section 8 which are not paid within thirty (30) days after written demand therefor shall bear interest at the Overdue Rate as specified in the Lease from the date of such demand, and such amounts, together with such interest, shall be indebtedness secured by this Security Agreement. The obligations of Secured Party under this Section 8 shall survive the expiration or earlier termination of the Term of the Lease for a period of three (3) years; provided, however, if Secured Party has delivered notice to Debtor of a claim or potential claim under this Section 8, then the obligations of Debtor shall be extended with respect to such claim or potential claim until the final resolution of such claim or potential claim by the parties thereto.

         9. CONCERNING REVISED ARTICLE 9 OF THE UNIFORM COMMERCIAL CODE. The parties acknowledge and agree to the following provisions of this Security
Agreement in anticipation of the possible application, in one or more jurisdictions to the transactions contemplated hereby, of the revised Article 9 of the Uniform Commercial Code in the form or substantially in the form approved in 1998 by the American Law Institute and the National Conference of Commissioners on Uniform State Law ("Revised Article 9").

                  (a) Attachment. In applying the law of any jurisdiction in which Revised Article 9 is in effect, the Collateral is all assets of the Debtor, whether or not within the scope of Revised Article 9. The Collateral shall include, without limitation and without limitation to the Collateral as defined herein, the following categories of assets as defined in Revised Article 9: goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts (including health-care-insurance receivables), chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, general intangibles (including payment intangibles and software), supporting obligations and any and all proceeds of any thereof, wherever located, whether now owned and hereafter acquired. If the Debtor, or any of them, shall at any time, whether or not Revised Article 9 is in effect in any particular jurisdiction, acquire a commercial tort claim with respect to a Facility, as defined in Revised Article 9, Debtor shall immediately notify the Secured Party, in a writing signed by Debtor, of the details thereof and grant to Secured Party in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Security Agreement, with such writing to be in form and substance satisfactory to Secured Party.

                  (b) Perfection by Filing. Secured Party may at any time and from time to time, pursuant to the provisions of this Agreement, file financing statements, continuation statements and amendments thereto that describe the Collateral as all assets of Debtor or words of similar effect and which contain any other information required by Part 5 of Revised Article 9 for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether that Debtor is an organization, the type of organization and any organization identification number(s) issued to the Debtor. Debtor agrees to furnish any such information to Secured Party promptly upon request. Any such financing statements, continuation statements or amendments may be signed by Secured Party on behalf of Debtor, as provided in this Agreement, and may be filed at any time in any jurisdiction whether or not Revised Article 9 is then in effect in that jurisdiction.

                  (c) Other Perfection, etc. Debtor shall at any time and from time to time, whether or not Revised Article 9 is in effect in any particular jurisdiction, take such steps as Secured Party may reasonably request for Secured Party (a) to obtain an acknowledgment, in form and substance satisfactory to Secured Party, of any bailee having possession of any of the Collateral that the bailee holds such Collateral for Secured Party, (b) to obtain "control" of any investment property, deposit accounts, letter-of-credit rights or electronic chattel paper (as such terms are defined in Revised Article 9 with corresponding provisions in Rev. ss.ss.9-104, 9-105, 9-106 and 9-107 relating to what constitutes "control" for such items of Collateral), with any agreements establishing control to be in form and substance satisfactory to Secured Party, and (c) otherwise to insure the continued perfection and priority of Secured Party's security interest in any of the Collateral and of the preservation of its rights therein, whether in anticipation and following the effectiveness of Revised Article 9 in any jurisdiction.

                  (d) Savings Clause. Nothing contained in this Section 9 shall be construed to narrow the scope of Secured Party's security interest in any of the Collateral or the perfection or priority thereof or to impair or otherwise limit any of the rights, powers, privileges or remedies of Secured Party except (and then only to the extent) mandated by Revised Article 9 to the extent then applicable.

                  (e) Nothing contained in this Section 9 shall be construed as granting a security interest in any assets of Debtor, except assets which are located at or are used exclusively in connection with, or which arise from or in connection with Debtor's use and operation of, the Facilities.

         10.      GENERAL

                  (a) Time shall be deemed of the essence with respect to this Security Agreement.

                  (b) Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if it takes such action for that purpose as Debtor requests in writing, but failure of Secured Party to comply with any such request shall not of itself be deemed a failure to exercise reasonable care. Failure of Secured Party to preserve or protect any rights with respect to such Collateral against any prior parties shall not be deemed a failure to exercise reasonable care in the custody and preservation of such Collateral.

                  (c) Any delay on the part of Secured Party in exercising any power, privilege or right under the Lease, this Security Agreement or under any other instrument or document executed by Debtor in connection herewith shall not operate as a waiver thereof. No single or partial exercise thereof, or the exercise of any other power, privilege or right shall preclude other or further exercise thereof, or the exercise of any other power, privilege or right. The waiver by Secured Party of any default by Debtor shall not constitute a waiver of any subsequent defaults but shall be restricted to the default so waived.

                  (d) All rights, remedies and powers of Secured Party hereunder are irrevocable and cumulative, and not alternative or exclusive, and shall be in addition to all rights, remedies and power is given by the Lease or the Commercial Code, or any other applicable laws now existing or hereafter enacted.

                  (e) Whenever the singular is used hereunder, it shall be deemed to include the plural (and vice-versa), and reference to one gender shall be construed to include all other genders, including neuter, whenever the context of this Security Agreement so requires. Section captions or headings used in this Security Agreement are for convenience and reference only and shall not affect the construction thereof.

                  (f) Whenever possible each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.

                  (g) This Security Agreement may be executed in multiple counterparts, each of which shall be considered an original but all of which, when taken together, shall constitute one agreement.

                  (h) The rights and privileges of Secured Party hereunder shall inure to the benefit of its successors and assigns, and this Security Agreement shall be binding on all assigns and successors of Debtor as may be permitted under the Lease.

                  (i) In the  event  of any  action  to  enforce  this  Security
Agreement or to protect the security interest of Secured Party in the Collateral, or to protect, preserve, maintain, process, assemble, develop, insure, market or sell any Collateral, Debtor agrees to pay the costs owed and expenses thereof, together with reasonable and documented attorneys' fees (including fees incurred in appeals and post judgment enforcement proceedings).

                  (j) THIS SECURITY AGREEMENT SHALL BE CONSTRUED, AND THE RIGHTS AND OBLIGATIONS OF THE DEBTOR AND SECURED PARTY SHALL BE DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF MICHIGAN, EXCEPT THAT THE LAWS OF THE STATE WHERE THE COLLATERAL IS LOCATED SHALL GOVERN THIS SECURITY AGREEMENT (A) TO THE EXTENT NECESSARY TO PERFECT AND/OR ENFORCE THE LIENS CREATED BY THIS SECURITY AGREEMENT AND TO THE EXTENT NECESSARY TO OBTAIN THE BENEFIT OF THE RIGHTS AND REMEDIES SET FORTH HEREIN WITH RESPECT TO THE COLLATERAL, AND (B) FOR PROCEDURAL REQUIREMENTS THAT MUST BE GOVERNED BY THE LAWS OF THE STATE IN WHICH THE COLLATERAL IS LOCATED.

                  (k) DEBTOR CONSENTS TO IN PERSONAM JURISDICTION BEFORE THE STATE AND FEDERAL COURTS OF THE STATE IN WHICH THE COLLATERAL IS LOCATED AND MICHIGAN AND AGREES THAT ALL DISPUTES CONCERNING THIS SECURITY AGREEMENT BE HEARD IN THE STATE AND FEDERAL COURTS LOCATED IN THE STATE IN WHICH THE COLLATERAL IS LOCATED OR IN MICHIGAN. DEBTOR AGREES THAT SERVICE OF PROCESS MAY BE EFFECTED UPON IT UNDER ANY METHOD PERMISSIBLE UNDER THE LAWS OF THE STATE IN WHICH THE COLLATERAL IS LOCATED OR MICHIGAN, AND DEBTOR IRREVOCABLY WAIVES ANY OBJECTION TO VENUE IN THE STATE AND FEDERAL COURTS OF THE STATE IN WHICH THE COLLATERAL IS LOCATED AND MICHIGAN.

                  (l) No amendment to this Security Agreement shall be effective unless the same shall be in writing and signed by the parties.

                  (m) Nothing contained herein shall be construed as in any way modifying or limiting the effect of terms or conditions set forth in the Lease, but each and every term and condition hereof shall be in addition thereto.

                  (n) All notices required or permitted to be given hereunder shall be given and deemed effective as provided in the Lease. The parties hereby agree that a notice sent as specified in this paragraph at least ten (10) days before the date of any intended public sale or the date after which any private sale or other intended disposition of the Collateral is to be made shall be deemed to be reasonable notice of such sale or other disposition.

                  (o) Upon the full payment, satisfaction and discharge of the Liabilities herein secured, the security interests provided for herein shall terminate and Secured Party shall file, register or record UCC-3 termination statements or other appropriate evidence of such termination with the appropriate filing offices in all jurisdictions necessary to evidence such termination of the security interests herein provided.

         IN WITNESS WHEREOF, the parties have executed this Security Agreement as of the date first written above.


                           SECURED PARTY:

                           STERLING ACQUISITION CORP.


                         By:
                             --------------------
                         Its:

                            DEBTOR:

                            DIVERSICARE LEASING CORP.


                         By:
                             -----------------------

                         Its:

                                   SCHEDULE 1



DEBTOR:                           DIVERSICARE LEASING CORP.


SECURED PARTY:                    STERLING ACQUISITION CORP.


FACILITIES:

Alabama

Canterbury Health Facility
1720 Knowles Road
Phenix City, Alabama 36869
Russell County

Lynwood Nursing Home
4164 Halls Mills Road
Mobile, Alabama 36693
Mobile County

Northside Healthcare
700 Hutchins Avenue
Gadsden, Alabama 35904
Etowah County

Westside Healthcare
4320 Judith Lane
Huntsville, Alabama 35805
Madison County

Arkansas

Ash Flat Nursing and Rehabilitation Center
HC 67, Box 5A
Ash Flat, Arkansas 72513
Sharp County

Des Arc Nursing and Rehabilitation Center
2216 West Main Street
Des Arc, Arkansas 72040
Prairie County

Eureka Springs Nursing and Rehabilitation Center
235 Huntsville Road
Eureka Springs, Arkansas 72632
Carroll County

Faulkner Nursing and Rehabilitation Center
2603 Dave Ward Drive
Conway, Arkansas 72032
Faulkner County

Garland Nursing and Rehabilitation Center
610 Carpenter Dam Road
Hot Springs, Arkansas 71901
Garland County

Ouachita Nursing and Rehabilitation Center
1411 Country Club Road
Camden, Arkansas 71701
Ouachita County

The Pines Nursing and Rehabilitation Center
534 Carpenter Dam Road
Hot Springs, Arkansas 71901
Garland County

Pocahontas Nursing and Rehabilitation Center
105 Country Club Road
Pocahontas, Arkansas 72455
Randolph County

Rich Mountain Nursing and Rehabilitation Center
306 Hornbeck
Mena, Arkansas 71953
Polk County

Sheridan Nursing and Rehabilitation Center
113 South Briarwood Drive
Sheridan, Arkansas 72150
Grant County

Stillmeadow Nursing and Rehabilitation Center
105 Russelville Road
Malvern, Arkansas 72104
Hot Spring County

Walnut Ridge Nursing and Rehabilitation Center
1500 West Main
Walnut Ridge, Arkansas 72476
Lawrence County

Kentucky

Boyd Nursing and Rehabilitation
12800 Princeland Drive
Ashland, Kentucky 41102
Boyd County

Carter Nursing and Rehabilitation Center
P.O. Box 904 (250 McDavid Boulevard)
Grayson, Kentucky 41143
Carter County

Elliott Nursing and Rehabilitation Center
P.O. Box 694 (Route 32 East, Howard Creek Road)
Sandy Hook, Kentucky 41171
Elliott County

South Shore Nursing and Rehabilitation Center
P.O. Box 489 (James Hannah Drive)
South Shore, Kentucky 41175
Greenup County

West Liberty Nursing and Rehabilitation Center
P.O. Box 219 (774 Liberty Road)
West Liberty, Kentucky 41472
Morgan County

Wurtland Health Care Center
P.O. Box 677 (100 Wurtland Avenue)
Greenup, Kentucky 41144
Greenup County

Ohio


Best Care
2159 Dogwood Ridge
Wheelersburg, Ohio 45694
Scioto County

Tennessee

Laurel Manor Health Care Facility
902 Buchanan Road
New Tazwell, Tennessee 37825
Claiborne County

Manor House of Dover
Highway 49 East, P.O. Box 399
Dover, Tennessee 37058
Stewart County

Mayfield Rehabilitation and Special Care Center
200 Mayfield Drive
Smyrna, Tennessee 37167
Rutherford County

                                    EXHIBIT A

                     FORM OF EXHIBIT TO FINANCING STATEMENT


Debtor:                             DIVERSICARE LEASING CORP.

Secured Party:                    STERLING ACQUISITION CORP.


                            Description of Collateral

        All personal property of Debtor described below, which it now owns or shall hereafter acquire or create, immediately upon the acquisition or creation thereof and wherever situated, including, without limitation, the following:


         (a) Accounts. To the extent permitted by law, all accounts, Health Care Insurance Receivables (as defined in Revised Article 9, hereinafter deferred), accounts receivable, deposits, prepaid items, documents, chattel paper, instruments, contract rights (including rights under any management agreement or franchise agreement with respect to the Facilities), general intangibles, choses in action, including any right to any refund of any taxes paid to any governmental authority prior to or after the date of this Agreement, and all ledgers, printouts, papers, data, file materials and information relating to any account debtors in respect thereof, and/or to the operation of the Debtor's business relating to the Facilities, and all rights of access to such books, records, ledgers, printouts, data, file materials and information, and all property in which such books, records, ledgers, printouts, data, file materials and information are stored (the "Accounts"); and

         (b) Certificates of Need. To the extent permitted by law, all Certificates of Need now or hereafter issued in connection with the Facilities (the "Certificates"); and

         (c) Equipment. All equipment, furniture, fixtures and other personal property used in connection with the operation of the Facilities, whether now owned or hereafter acquired by Debtor, together with all accessions, additions, parts, attachments, accessories, or appurtenances thereto including but not limited to linens, motor vehicles, furniture, fixtures and movable equipment, leasehold improvements, and all books and records now owned or hereafter acquired pertaining to any of the above described property other than Debtor's Personal Property, but specifically excluding any computer readable memory and any computer hardware or (except as set forth herein) software necessary to process such memory (the "Equipment") and

         (d) Insurance Rights. All rights under contracts of insurance now owned or hereafter acquired covering any of the Collateral ("Insurance Rights"); and

         (e) Inventory. All inventory and goods, now owned or hereafter acquired, including but not limited to, raw materials, work in process, finished goods, food, medicines, tangible property, stock in trade, wares and merchandise used in or sold in the ordinary course of business at the Facilities (the "Inventory"); and

         (f) Medicaid. To the extent permitted by law, all rights to reimbursement under that certain program of medical assistance, funded jointly by the federal government and the states, for impoverished individuals who are aged, blind and/or disabled, and/or members of families with dependent children, which program is more fully described in Title XIX of the Social Security Act (42 U.S.C. ss.ss. 1396 et seq.) and the regulations promulgated thereunder; and

         (g) Medicare. To the extent permitted by law, all rights to reimbursements under that certain federal program providing health insurance for eligible elderly and other individuals, under which physicians, hospitals, skilled nursing homes, home health care, and other providers are reimbursed for certain covered services they provide to the beneficiaries of such program, which program is more fully described in Title XVIII of the Social Security Act (42 U.S.C. ss.ss. 1395 et seq.) and the regulations promulgated thereunder; and

         (h) Other Property. All other tangible and intangible property of Debtor now or hereinafter acquired by Debtor and located at the Facilities or used exclusively in connection with the operation of the Facilities, including without limitation, but specifically excluding Debtor's continuous quality improvement program, manuals and materials; management information systems; policy, procedure and educational manuals and materials; and similar proprietary property including any right to the use of the name "Diversicare"' and

         (i) Patient Agreements. To the extent permitted by law, any and all contracts, authorizations, agreements or consents made by or on behalf of any patient or resident of any of the Facilities, or any other person seeking or obtaining services or goods from Debtor, pursuant to which Debtor provides skilled nursing care, intermediate care, personal care and/or assisted living facilities, or any form of patient or residential care, as well as related services at any of the Facilities (as such contracts, authorizations, agreements or consents may be amended, supplemented, renewed, replaced, extended or modified from time to time); including consents to treatment and assignments of payment of benefits (collectively, the "Patient Agreements");and

         (j) Permits. To the extent permitted by law, (i) the operating licenses for each of the Facilities, any certificate of need, any other license, permit, approval or certificate which from time to time, may be issued or is required to be issued by the United States, any state or local government, or any agency or instrumentality of any of the foregoing with respect to the construction, installation or operation of any of the Facilities or any portion or component of any of the Facilities, the providing of any professional or other services by the Debtor, the purchase, sale, dispensing, storage, prescription or use of drugs, medications or the like by Debtor, or any other operations or businesses of Debtor; and (ii) certifications and eligibility for participation by Debtor, in respect of its operation of any of the Facilities, in programs or arrangements of or reimbursement from any third-party payors, including Medicare and Medicaid; and (iii) all other licenses permits and certificates used or useful in connection with the ownership, operation, use or occupancy of any of the Facilities (collectively, the "Permits"); and

         (k) Investment Property. All Investment Property (as defined in the Uniform Commercial Code), other than a security, whether certificated or uncertificated, in a subsidiary or affiliate of Debtor; and,

         (l) Proceeds. Proceeds arising out of the operation of the Facilities, including, without limitation, proceeds of hazard or other insurance policies and eminent domain or condemnation awards, of all of the foregoing described Inventory or Equipment, together with any and all deposits or other sums at any time credited by or due from Secured Party to Debtor and any and all instruments, documents, policies and certificates of insurance, securities, goods, accounts receivable, choses in action, chattel paper, cash, property and the proceeds thereof (whether or not the same are Collateral or Proceeds thereof hereunder) owned by Debtor or in which Debtor has an interest, which are now or at any time hereafter in possession or under the control of Secured Party or in transit by mail or carrier to or from Secured Party or in the possession of any third party acting on behalf of Secured Party, without regard to whether Secured Party received the same in pledge, for safekeeping, as agent for collection or transmission or otherwise, or whether Secured Party has conditionally released the same (the "Proceeds"); and

         (m) Reimbursement Contracts. To the extent permitted by law, all rights to third-party reimbursement contracts for the Facilities which are now or hereafter in effect with respect to residents or patients qualifying for coverage under the same, including Medicare and Medicaid, managed care plans and private insurance agreements, and any successor program or other similar reimbursement program and/or private insurance agreements, now or hereafter existing; and

         (n) Rights. All rights, remedies, powers and/or privileges of Debtor with respect to any of the foregoing.

        Except as stated above, the term Collateral does not include Debtor's Personal Property (as defined in the Security Agreement of even date herewith between Secured Party and Debtor related to that certain Lease of even date herewith between Secured Party, as lessor, and Debtor, as lessee).

                                   EXHIBIT D

                                FORM OF GUARANTY


         This GUARANTY ("Guaranty") is given as of November , 2000 ("Effective Date"), by ADVOCAT, INC., a Delaware corporation, whose address is 277 Mallory Station Road, Suite 130, Franklin, Tennessee 37067("Advocat"), ADVOCAT FINANCE, INC. , a Delaware corporation ("Finance") whose address is 277 Mallory Station Road, Suite 130, Franklin, Tennessee 37067 and DIVERSICARE MANAGEMENT SERVICES CO., a Tennessee corporation ("Management") whose address is 277 Mallory Station Road, Suite 130, Franklin, Tennessee 37067(jointly and severally the "Guarantors" and individually referred to herein as a "Guarantor"), in favor of STERLING ACQUISITION CORP., a Kentucky corporation ("Lessor") whose address is 900 Victors Way, Suite 350, Ann Arbor, Michigan 48108, with reference to the following facts:

                                    RECITALS

         A. Diversicare Leasing Corp., a Delaware corporation (the "Lessee"), has executed and delivered to Lessor a Consolidated Amended and Restated Master Lease dated of even date herewith (the "Master Lease") pursuant to which the Lessee is leasing from Lessor certain healthcare facilities identified therein (the "Facilities").

         B. By a guaranty dated May ___, 1994 and by an amended and restated guaranty dated February 1, 1997, Advocat guaranteed certain obligations of the Lessee and certain predecessors in interest as set forth therein.

         C. By a guaranty dated February 1, 1997, Finance guaranteed certain obligations of the Lessee and certain predecessors in interest as set forth therein.

         D. By a guaranty dated February 1, 1997, Management guaranteed certain obligations of the Lessee and certain predecessors in interest as set forth therein.

         E. Pursuant to Section 19(B) of that certain Settlement and Restructuring Agreement by and among Lessor, Omega Healthcare Investors, Inc., a Maryland corporation, Advocat, Management, and Sterling Health Care Management Corporation, a Kentucky corporation of even date herewith, and only to the extent set forth therein, Lessor released Advocat, Finance and Management from liability under those guarantees described above.

         F. Each Guarantor continues to maintain a direct financial interest in the Lessee and it is to the advantage of each Guarantor that Lessor enter into the Master Lease.

         G. As a material inducement to Lessor to lease the Facilities pursuant to the Master Lease, each Guarantor has agreed to jointly and severally guarantee the payment of all amounts due from, and the performance of all obligations undertaken by the Lessee under the Master Lease and any security agreements, promissory notes, letter of credit agreements, guarantees or other documents which evidence, secure or otherwise relate to the Master Lease (the Master Lease and all such documents, and any and all amendments, modifications, extensions and renewals thereof, are hereinafter referred to collectively as the "Sterling Transaction Documents"), all as hereinafter set forth.

         WHEREFORE, the parties hereby agree as follows:

         1. Defined Terms. All capitalized terms used herein and not defined herein shall have the meaning for such terms set forth in the Master Lease.

         2. Guaranty. Guarantors hereby unconditionally and irrevocably, jointly and severally, guarantee to Lessor (i) the payment when due of all Rent and all other sums payable by the Lessee under the Master Lease, and (ii) the faithful and prompt performance when due of each and every one of the terms, conditions and covenants to be kept and performed by the Lessee under the Sterling Transaction Documents, any and all amendments, modifications, extensions and renewals of the Sterling Transaction Documents, including without limitation all indemnification obligations, insurance obligations, and all obligations to operate, rebuild, restore or replace any facilities or improvements now or hereafter located on the real estate covered by the Master Lease. In the event of the failure of Lessee to pay any such amounts owed, or to render any other performance required of Lessee under the Sterling Transaction Documents, when due, Guarantors shall forthwith perform or cause to be performed all provisions of the Sterling Transaction Documents to be performed by Lessee thereunder, and pay all damages that may result from the non-performance thereof to the full extent provided under the Sterling Transaction Documents (collectively, the "Obligations"). As to the Obligations, each Guarantor's liability under this Guaranty is without limit.

         3. Survival of Obligations. The obligations of Guarantors under this Guaranty with respect to the Sterling Transaction Documents shall survive and continue in full force and effect (until and unless all Obligations, the payment and performance of which are hereby guaranteed, have been fully paid and performed) notwithstanding:

         (a) any amendment, modification, or extension of any Sterling Transaction Document;

         (b) any compromise, release, consent, extension, indulgence or other action or inaction in respect of any terms of any Sterling Transaction Document or any other guarantor;

         (c) any substitution or release, in whole or in part, of any security for this Guaranty which Lessor may hold at any time;

         (d) any exercise or non-exercise by Lessor of any right, power or remedy under or in respect of any Sterling Transaction Document or any security held by Lessor with respect thereto, or any waiver of any such right, power or remedy;

         (e)      any  bankruptcy,  insolvency,   reorganization,   arrangement,
                  adjustment, composition, liquidation, or the like of Lessee or any other guarantor;

         (f) any limitation of the Lessee's liability under any Sterling Transaction Document or any limitation of the Lessee's liability thereunder which may now or hereafter be imposed by any statute, regulation or rule of law, or any illegality, irregularity, invalidity or unenforceability, in whole or in part, of any Sterling Transaction Document or any term thereof;

         (g) any sale, lease, or transfer of all or any part of any interest in any Facility to any other person, firm or entity other than to Lessor;

         (h) any act or omission by Lessor with respect to any of the security instruments given or made as a part of the Sterling Transaction Documents or any failure to file, record or otherwise perfect any of the same;

         (i) any extensions of time for performance under the Sterling Transaction Documents, whether prior to or after maturity;

         (j)      the  release  of any  collateral  from  any  lien in  favor of
                  Lessor,   or  the  release  of  Lessee  from   performance  or
                  observation of any of the agreements, covenants, terms or conditions contained in any Sterling Transaction Document by operation of law or otherwise;

         (k) the fact that Lessee may or may not be personally liable, in whole or in part, under the terms of any Sterling Transaction Document to pay any money judgment;

         (l) the failure to give Guarantors any notice of acceptance, default or otherwise;

         (m) any other guaranty now or hereafter executed by Guarantors or anyone else in connection with any Sterling Transaction Document;

         (n) any rights, powers or privileges Lessor may now or hereafter have against any other person, entity or collateral; or

         (o) any other circumstances, whether or not Guarantors had notice or knowledge thereof, other than the payment or performance of all of the Obligations.

         4. Primary Liability. The liability of Guarantor with respect to the Sterling Transaction Documents shall be joint and several, primary, direct and immediate, and Lessor may proceed against any Guarantor: (i) prior to or in lieu of proceeding against Lessee, its assets, any security deposit, or any other guarantor; and (ii) prior to or in lieu of pursuing any other rights or remedies available to Lessor. All rights and remedies afforded to Lessor by reason of this Guaranty or by law are separate, independent and cumulative, and the exercise of any rights or remedies shall not in any way limit, restrict or prejudice the exercise of any other rights or remedies.

         In the event of any default under any Sterling Transaction Document, a separate action or actions may be brought and prosecuted against the Guarantors, or any one of them, whether or not Lessee is joined therein or a separate action or actions are brought against Lessee. Lessor may maintain successive actions for other defaults. Lessor's rights hereunder shall not be exhausted by its exercise of any of its rights or remedies or by any such action or by any number of successive actions until and unless all indebtedness and obligations the payment and performance of which are hereby guaranteed have been paid and fully performed.

         5. Obligations Not Affected. In such manner, upon such terms and at such times as Lessor in its sole discretion deems necessary or expedient, and without notice to Guarantors, Lessor may: (a) amend, alter, compromise, accelerate, extend or change the time or manner for the payment or the performance of any obligation hereby guaranteed; (b) extend, amend or terminate any of the Sterling Transaction Documents; or (c) release Lessee by consent to any assignment (or otherwise) as to all or any portion of the obligations hereby guaranteed. Any exercise or non-exercise by Lessor of any right hereby given Lessor, dealing by Lessor with Guarantors or any other guarantor, Lessee or any other person, or change, impairment, release or suspension of any right or remedy of Lessor against any person including Lessee and any other guarantor will not affect any of the obligations of Guarantors hereunder or give Guarantors any recourse or offset against Lessor.

         6. Waiver. With respect to the Sterling Transaction Documents, each Guarantor hereby waives and relinquishes all rights and remedies accorded by applicable law to sureties and/or guarantors or any other accommodation parties, under any statutory provisions, common law or any other provision of law, custom or practice, and agrees not to assert or take advantage of any such rights or remedies including, but not limited to:

         (a) any right to require Lessor to proceed against Lessee or any other person or to proceed against or exhaust any security held by Lessor at any time or to pursue any other remedy in Lessor's power before proceeding against any Guarantor or to require that Lessor cause a marshaling of Lessee's assets or the assets, if any, given as collateral for this Guaranty or to proceed against Lessee and/or any collateral, including collateral, if any, given to secure Guarantors' obligation under this Guaranty, held by Lessor at any time or in any particular order;

         (b) any defense that may arise by reason of the incapacity or lack of authority of any other person or persons;

         (c) notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of Lessee, Lessor, any creditor of Lessee or any Guarantor or on the part of any other person whomsoever under this or any other instrument in connection with any obligation or evidence of indebtedness held by Lessor or in connection with any obligation hereby guaranteed;

         (d) any defense based upon an election of remedies by Lessor which destroys or otherwise impairs the subrogation rights of Guarantors or the right of Guarantors to proceed against Lessee for reimbursement, or both;

         (e) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

         (f) any duty on the part of Lessor to disclose to Guarantors any facts Lessor may now or hereafter know about the Lessee, regardless of whether Lessor has reason to believe that any such facts materially increase the risk beyond that which each Guarantor intends to assume or has reason to believe that such facts are unknown to Guarantors or has a
                  reasonable  opportunity   to   communicate  such   facts   to
                  Guarantors, it being understood and agreed that each Guarantor is fully responsible for being and keeping informed of the financial condition of the Lessee and of all circumstances bearing on the risk of non-payment or non-performance of any obligations or indebtedness hereby guaranteed;

         (g) any defense arising because of Lessor's election, in any proceeding instituted under the federal Bankruptcy Code, of the application of Section 1111 (b)(2) of the federal Bankruptcy Code; and

         (h) any defense based on any borrowing or grant of a security interest under Section 364 of the federal Bankruptcy Code.

         (i) any extension of time conferred by any law now or hereafter in effect and any requirement or notice of acceptance of this Guaranty or any other notice to which the undersigned may now or hereafter be entitled to the extent such waiver of notice is permitted by applicable law.

         7. Warranties. With respect to the Sterling Transaction Documents, each Guarantor warrants that: (a) this Guaranty is executed at Lessee's request; and
(b) Guarantor has established adequate means of obtaining from Lessee on a continuing basis financial and other information pertaining to the Lessee's financial condition. Guarantors agree to keep adequately informed from such means of any facts, events or circumstances which might in any way affect any Guarantor's risks hereunder, and Guarantors further agree that Lessor shall have no obligation to disclose to Guarantors information or material acquired in the course of Lessor's relationship with Lessee.

         8. No-Subrogation. Guarantors shall have no right of subrogation and waive any right to enforce any remedy which Lessor now has or may hereafter have against Lessee and any benefit of, and any right to participate in, any security now or hereafter held by Lessor with respect to the Master Lease.

         9. Subordination. Upon the occurrence of an Event of Default under any Sterling Transaction Document, which is not cured by Guarantor, the indebtedness or obligations of Lessee to any Guarantor shall not be paid in whole or in part nor will Guarantors accept any payment of or on account of any amounts owing, without the prior written consent of Lessor and at Lessor's request, Guarantors shall cause the Lessee to pay to Lessor all or any part of the subordinated indebtedness until the obligations under the Sterling Transaction Documents have been paid in full. Any payment by Lessee in violation of this Guaranty shall be received by Guarantors in trust for Lessor, and Guarantors shall cause the same to be paid to Lessor immediately on account of the amounts owing from the Lessee to Lessor. No such payment will reduce or affect in any manner the liability of Guarantors under this Guaranty.

         10. No Delay. Any payments required to be made by Guarantors hereunder shall become due on demand in accordance with the terms hereof immediately upon the happening of an Event of Default under any Sterling Transaction Document.

         11. Application of Payments. With respect to the Sterling Transaction Documents, and with or without notice to Guarantors, Lessor, in Lessor's sole discretion and at any time and from time to time and in such manner and upon such terms as Lessor deems appropriate, may (a) apply any or all payments or recoveries from Lessee or from any other guarantor under any other instrument or realized from any security, in such manner and order of priority as Lessor may determine, to any indebtedness or other obligation of Lessee with respect to the Sterling Transaction Documents and whether or not such indebtedness or other obligation is guaranteed hereby or is otherwise secured or is due at the time of such application, and (b) refund to Lessee any payment received by Lessor under the Sterling Transaction Documents.

           12.      Guaranty Default.

           (a) As used herein, the term Guaranty Default shall mean one or more of the following events (subject to applicable cure periods):

                    (i) the failure of any Guarantor to pay the amounts required to be paid hereunder at the times specified herein;

                    (ii) the failure of any Guarantor to observe and perform any covenants, conditions or agreement on its part to be observed or performed, other than as referred to in Subsection (i) above, for a period of thirty (30) days after written notice of such failure has been given to Guarantors by Lessor, unless Lessor agrees in writing to an extension of such time prior to its expiration;

                    (iii) the  occurrence of a default under any other  guaranty between Lessor and any Guarantor.

        (b) Upon the occurrence of a Guaranty Default, Lessor shall have the right to bring such actions at law or in equity, including appropriate injunctive relief, as it deems appropriate to compel compliance, payment or deposit, and among other remedies to recover its attorneys' fees in any proceeding, including any appeal therefrom and any post-judgement proceedings.

        13.   Financial   Statements.   Each   Guarantor   shall  deliver  those
Consolidated Financial Statements and other certificates as required by Article XXIII of the Master Lease in the form and at the times set forth therein.

        14.       Miscellaneous.

        (a) No term, condition or provision of this Guaranty may be waived except by an express written instrument to that effect signed by Lessor. No waiver of any term, condition or provision of this Guaranty will be deemed a waiver of any other term, condition or provision, irrespective of similarity, or constitute a continuing waiver of the same term, condition or provision, unless otherwise expressly provided.

        (b) If any one or more of the terms, conditions or provisions contained in this Guaranty is found in a final award or judgment rendered by any court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining terms, conditions and provisions of this Guaranty shall not in any way be affected or impaired thereby, and this Guaranty shall be interpreted and construed as if the invalid, illegal, or unenforceable term, condition or provision had never been contained in this Guaranty.

        (c) THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MICHIGAN, EXCEPT THAT THE LAWS OF THE STATE IN WHICH A FACILITY IS LOCATED SHALL GOVERN THIS AGREEMENT TO THE EXTENT NECESSARY (i) TO OBTAIN THE BENEFIT OF THE- RIGHTS AND REMEDIES SET FORTH HEREIN WITH RESPECT TO SUCH FACILITY, AND (ii) FOR PROCEDURAL REQUIREMENTS WHICH MUST BE GOVERNED BY THE LAWS OF THE STATE IN WHICH SUCH FACILITY IS LOCATED. EACH GUARANTOR CONSENTS TO IN PERSONAM JURISDICTION BEFORE THE STATE AND FEDERAL COURTS OF MICHIGAN AND AGREES THAT ALL DISPUTES CONCERNING THIS GUARANTY BE HEARD IN THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OR STATES IN WHICH THE FACILITY OR FACILITIES ARE LOCATED OR IN MICHIGAN. EACH GUARANTOR AGREES THAT SERVICE OF PROCESS MAY BE EFFECTED UPON IT UNDER ANY METHOD PERMISSIBLE UNDER THE LAWS OF THE STATE OR STATES IN WHICH THE FACILITY OR FACILITIES ARE LOCATED OR MICHIGAN AND IRREVOCABLY WAIVES ANY OBJECTION TO VENUE IN THE STATE AND FEDERAL COURTS OF THE STATE OR STATES IN WHICH THE FACILITY OR FACILITIES ARE LOCATED AND OF MICHIGAN.

        (d) EACH GUARANTOR AND LESSOR HEREBY WAIVE TRIAL BY JURY AND THE RIGHT THERETO IN ANY ACTION OR PROCEEDING OF ANY KIND ARISING ON, UNDER, OUT OF, BY REASON OF OR RELATING IN ANY WAY TO THIS GUARANTY OR THE INTERPRETATION, BREACH OR ENFORCEMENT THEREOF.

        (e) In the event of any suit, action, arbitration or other proceeding to interpret this Guaranty, or to determine or enforce any right or obligation created hereby, the prevailing party in the action shall recover such party's actual costs and expenses reasonably incurred in connection therewith, including, but not limited to, attorneys' fees and costs of appeal, post judgment enforcement proceedings (if any) and bankruptcy proceedings (if any). Any court, arbitrator or panel of arbitrators shall, in entering any judgment or making any award in any such suit, action, arbitration or other proceeding, in addition to any and all other relief awarded to such prevailing party, include in such-judgment or award such party's costs and expenses as provided in this paragraph.

         (f) Each Guarantor (i) represents that it has been represented and advised by counsel in connection with the execution of this Guaranty; (ii) acknowledges receipt of a copy of the Sterling Transaction Documents; and (iii) further represents that Guarantor has been advised by counsel with respect thereto. This Guaranty shall be construed and interpreted in accordance with the plain meaning of its language, and not for or against Guarantors or Lessor, and as a whole, giving effect to all of the terms, conditions and provisions hereof.

         (g) Except as provided in any other written agreement now or at any time hereafter in force between Lessor and Guarantors, this Guaranty shall constitute the entire agreement of Guarantors with Lessor with respect to the subject matter hereof, and no representation, understanding, promise or condition concerning the subject matter hereof will be binding upon Lessor or Guarantors unless expressed herein.

         (h) All stipulations, obligations, liabilities and undertakings under this Guaranty shall be binding upon Guarantors and their respective successors and assigns and shall inure to the benefit of Lessor and to the benefit of Lessor's successors and assigns.

         (i) The term "Guarantor" as used in this Guaranty shall mean the "Guarantor and each of them, jointly and severally.

         (j) Whenever the singular shall be used hereunder, it shall be deemed to include the plural (and vice-versa) and reference to one gender shall be construed to include all other genders, including neuter, whenever the context of this Guaranty so requires. Section captions or headings used in the Guaranty are for convenience and reference only, and shall not affect the construction thereof.

                            [signatures on next page]

         IN WITNESS WHEREOF, the undersigned has executed this Guaranty as of the date first written above.

                                   GUARANTORS:

                                  ADVOCAT, INC.


                                  By:
                                      -----------------------
                                  Its:     Executive Vice President



                                 ADVOCAT FINANCE, INC.

                                  By:
                                      -----------------------
                                  Its:     Executive Vice President


                                 DIVERSICARE MANAGEMENT SERVICES CO.


                                  By:
                                      -----------------------
                                  Its:     Executive Vice President

STATE OF ____________)
                                    ) ss.
COUNTY OF _________        )

         The foregoing instrument was acknowledged before me this _____ day of November, 2000, by James F. Mills, Jr., the Executive Vice President of Advocat, Inc. known to me to be the person who executed this Guaranty.




                                    Notary Public, __________ County,
                                    My Commission Expires: _______________

STATE OF ____________)
                                    ) ss.
COUNTY OF _________        )

         The foregoing instrument was acknowledged before me this _____ day of November, 2000, by James F. Mills, Jr., the Executive Vice President of Advocat Finance, Inc. known to me to be the person who executed this Guaranty.




                                     Notary Public, __________ County,
                                     My Commission Expires: _______________



STATE OF ____________)
                                    ) ss.
COUNTY OF _________        )

         The foregoing instrument was acknowledged before me this _____ day of November, 2000, by James F. Mills, Jr., the Executive Vice President of Diversicare Management Services Co. known to me to be the person who executed this Guaranty.




                                        Notary Public, __________ County,
                                        My Commission Expires: _______________

                                   EXHIBIT E


         FORM OF MEMORANDUM OF CONSOLIDATED, AMENDED AND RESTATED LEASE



         THIS LEASE, made and entered into as of October _____, 2000 by and between Sterling Acquisition Corp., a Kentucky corporation, having its principal office at c/o Omega Healthcare Investors, Inc., 900 Victors Way, Suite 350, Ann Arbor, Michigan 48108 as Lessor and Diversicare Leasing Corp., a Tennessee corporation, having its principal office at c/o Advocat, Inc., 277 Mallory Station Road, Suite 130, Franklin, Tennessee 37067 as Lessee with respect to the real property identified in Exhibit "A" attached hereto and located in Phenix City, Alabama.

                                   WITNESSETH:

1. Omega Healthcare Investors, Inc., a Maryland corporation and Diversicare Corporation of America, a Delaware corporation, entered into a Master Lease dated August 11, 1992 (the "Original Lease"), as evidenced by the Short Form Lease dated August 11, 1992 and recorded on August 14, 1992 in Book 753 at Page 186 in the Office of the Judge of Probate of Russell County, Alabama and as Assigned by the Assignment and Assumption of Lease dated May 10, 1994 and recorded on June 7, 1994 in Book 788 at Page 286 in the Office of the Aforesaid.

2. Lessor and Lessee, as the successors-in-interest to the Original Lease, have entered into a Consolidated, Amended and Restated Master Lease of even date herewith (the "Amended Lease").

3. For and in consideration of the rents reserved and the other covenants contained in the Amended Lease, Lessor has and does hereby continue to lease to Lessee, and Lessee has and does hereby continue to take and rent from Lessor, all of Lessor's rights and interest in and to the parcel of real property described in Exhibit "A" and the improvements, fixtures, personal and other property included within the definition of "Leased Properties" as set forth in the Lease.

4. The Initial Term of the Amended Lease is approximately ten (10) years, commencing October 1, 2000 (the "Commencement Date") and ending on September 30, 2012.

5. As more particularly provided in the Amended Lease, Lessee may elect to renew the original term for one (1) ten (10) year optional renewal periods ("Renewal Terms") for a maximum term, if exercised, of twenty
         (20) years after the Commencement Date.

6. This instrument is executed and recorded for the purpose of giving notice of Lessee's interest in the Leased Properties and giving notice of the existence of the Lease, to which reference is made for a full statement of the terms and conditions thereof. The respective addresses of the parties hereto are:


                  Lessee:

                                    Diversicare Leasing Corp.
                                    c/o Advocat, Inc.
                                    277 Mallory Station Road, Suite 130
                                    Franklin, Tennessee 37067
                                    Attn: Chief Financial Officer
                                    Telephone:       (615) 771-7575
                                    Telecopier:      (615) 771-7409

                  Lessor:

                                    Sterling Acquisition Corp.
                                    c/o Omega Healthcare Investors, Inc.
                                    900 Victors Way, Suite 350
                                    Ann Arbor, Michigan 48108
                                    Attn.: F. Scott Kellman and
                                           Susan Allene Kovach
                                    Telephone:       (734) 887-0200
                                    Telecopier:      (734) 887-0201

         IN WITNESS WHEREOF, the parties have caused this instrument to be executed by their duly authorized officer or officers and general partners, as applicable, all as of the day and date first above written.

LESSOR:                                     LESSEE:

STERLING ACQUISITION CORP.,                 DIVERSICARE LEASING CORP.,
a Kentucky corporation                      a Tennessee corporation

By:                                         By:
Name:                                       Name
Its:                                        Its:

STATE OF MICHIGAN )
                                    )SS
COUNTY OF WASHTENAW        )

         On this _____ day of October,  2000, before me,  __________________,  a
Notary Public within and for the County and State aforesaid, duly qualified, commissioned and acting, appeared in person the within named Susan A. Kovach, to me personally well known, who stated that they were the Vice President, of STERLING ACQUISITION CORP., a Kentucky corporation, and were duly authorized in their respective capacities to execute the foregoing Memorandum of Amended and Restated Lease for and in the name and behalf of said corporation, and further stated and acknowledged that they had so signed, executed and delivered said Memorandum of Amended and Restated Lease in the capacities and for the consideration and purposed therein mentioned and set forth.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal on this _____ day of October, 2000.
                                  -------------------------------
                                  Notary Public

                                  (NOTARY SEAL)

                                   My commission expires:__________

STATE OF _______________ )
                                    )SS
COUNTY OF _____________ )

         On this _____ day of October,  2000, before me,  __________________,  a
Notary Public within and for the County and State aforesaid, duly qualified, commissioned and acting, appeared in person the within named _________________, to me personally well known, who stated that they were the __________________, of DIVERSICARE LEASING CORP., a Tennessee corporation, and were duly authorized in their respective capacities to execute the foregoing Memorandum of Amended and Restated Lease for and in the name and behalf of said corporation, and further stated and acknowledged that they had so signed, executed and delivered said Memorandum of Amended and Restated Lease in the capacities and for the consideration and purposed therein mentioned and set forth.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal on this _____ day of October, 2000.
                                  -------------------------------
                                  Notary Public

                                  (NOTARY SEAL)

                                   My commission expires:__________

                                    Exhibit A

Name of Facility: Canterbury Health Facility

Facility Address: 1720 Knowles Road
                  Phenix City, Alabama 36868

Legal Description:

Part of Section 22, Township 17 N, Range 30 E, Phenix City, Russell County, Alabama, and being more particularly described as follows: COMMENCE at the northeastern most corner of the intersection of 23rd Court and Knowles Road in Phenix City, Alabama, and run thence in a northeasterly direction along the Right of Way of Knowles Road a distance of 200.84 feet to the iron pin at the point of beginning of the property herein conveyed; thence North 43 deg. 11.5 min. west a distance of 596.82 feet to an iron pin; thence North 02 deg. 40.5 min. west 331.28 feet to an iron pin; thence North 87 deg. 03.5 min. East 621.16 feet to an iron pin; thence south 38 deg. 00.5 min. East 439.27 feet to an iron pin located on the right of way of Knowles Road; thence South 45 deg. 03 min. west along said ROW a distance of 408.50 feet to an iron pin; thence continue along said ROW along a curve having a radius of 2824.93 feet an arc distance of
241.14 feet to the iron pin at the point of beginning.

SUBJECT TO a sixty foot easement for ingress and egress to the general public along the northeastern most line of subject property.

Being the same property conveyed to Omega Healthcare Investors, Inc. by General Warranty Deed from Counsel Nursing Properties, Inc. recorded in Vol. 753, Page 105 in the Probate Office of Russell County, Alabama.

                                   EXHIBIT F

                      FORM OF REAFFIRMATION OF OBLIGATIONS
                          (FLORIDA MANAGED FACILITIES)

         THIS REAFFIRMATION OF OBLIGATIONS is made this day of November, 2000, by Advocat, Inc., a Delaware corporation ("Advocat"), and Diversicare Management Services Co., a Tennessee corporation ("DMSC"), to and for the benefit of Omega Healthcare Investors, Inc., a Maryland corporation ("Omega").

RECITALS:

         A. Omega is the holder of two (2) Mortgage Notes (each a "Mortgage Note", and collectively, the "Mortgage Notes"), being respectively a purchase money note in the original principal amount of $12,891,500.00 and a working capital note in the original principal amount of $2,000,000.00 [a related third Mortgage Note, representing a liquidity deposit loan in the amount of $908,500.00 having been previously paid in full] in the aggregate original principal amount of $14,891,500.00 (such indebtedness being referred to herein as the "Loans"), evidenced by four (4) Loan Agreements (the "Loan Agreements"), and secured by four (4) Mortgages, Security Agreements and Fixture Filings (collectively, the "Mortgages"), covering the following four (4) skilled nursing facilities located in the State of Florida (each a "Facility", and collectively, the "Facilities"):

Facility                                    Owner/Mortgagor

Emerald-Cedar Hills                         Emerald-Cedar Hills, Inc.

Emerald-Southern Pines                      Emerald-Southern Pines, Inc.

Emerald-Golfcrest                           Emerald-Golfcrest, Inc.

Emerald-Golfview                            Emerald-Golfview, Inc.

         B.  The  foregoing   Owners/Mortgagors  (the  "Emerald  Entities")  are
affiliates of Emerald Healthcare, Inc., a Florida corporation ("Emerald"), by virtue of common ownership thereof by R. Brent Maggio ("Maggio").

         C. DMSC is the manager of each of the Facilities, pursuant to and by virtue of four (4) separate management agreements, one with each of the Emerald Entities (the "Management Agreements"), and Advocat guaranteed the performance by and obligations of DMSC under the Management Agreements, including the obligation to make certain working capital advances to the Emerald Entities, by virtue of four (4) separate Guaranties (the "Guaranties"), one given to each Emerald Entity.

         D. DMSC subordinated its rights under the Management Agreements, including without limitation its fees payable thereunder, to Omega and its rights under the Mortgage Notes and Mortgages, by virtue of a certain
Subordination of Management Agreement and Management Fees dated as of February 20, 1996 (the "Subordination Agreement").

         E. Omega, Emerald, the Emerald Entities and Maggio are parties to a certain Cash Collateral Agreement dated as of August 1, 1998, not yet executed by DMSC, pursuant to which, among other things, DMSC was to have agreed, and Emerald, the Emerald Entities and Maggio have consented, that DMSC would retain and pay over to Omega all "Net Cash Receipts" (as defined in the Cash Collateral Agreement) from the Facilities, subject to and in accordance with its terms and conditions.

         F. Omega and its subsidiary Sterling Acquisition Corp., a Kentucky corporation ("Acquisition"), and Advocat, DMSC, and their affiliates/subsidiaries Sterling Healthcare Management, Inc., a Kentucky corporation ("SHCM") and Diversicare Leasing Corp., a Delaware corporation ("DLC"), are parties to a certain Settlement and Restructuring Agreement dated as of October 1, 2000 (the "Settlement Agreement"), pursuant to which they have resolved certain defaults of Advocat, SHCM and DLC under obligations to Omega and Acquisition with respect to other skilled nursing home facilities leased to and operated by SHCM and/or DLC, and have restructured their relationships with respect thereto.

         G. As a condition of, and an inducement to Omega and Acquisition to enter into, the Settlement Agreement, Advocat and DMSC have agreed that their obligations to Omega with respect to the Facilities will remain in full force and effect.

         NOW, THEREFORE, in consideration of the foregoing and for other valuable consideration, the receipt and adequacy of which are acknowledged hereby:

         1. Advocat and DMSC acknowledge, ratify and reaffirm, as if fully restated herein in their entirety, the Management Agreements, Guaranties and Subordination Agreement (collectively, the "Florida Emerald Agreements"), and all of their individual and collective responsibilities and obligations thereunder, and further covenant and agree that such instruments shall continue to remain in full force and effect, unabated and without being limited in any respect by virtue of the Settlement Agreement and the documents and instruments executed and or delivered by the parties thereto in the consummation of the transactions contemplated therein.

         2. As indicated above, DMSC has not heretofore executed and joined in the Cash Collateral Agreement. Advocat and Omega shall negotiate, prior to January 31, 2001, an amendment to that instrument which will (i) resolve, in a manner consistent with the intent of the Cash Collateral Agreement, DMSC's reasonable objections to the flow of funds established thereby, and (ii) acknowledge and reaffirm the consent by Advocat and DMSC to the sale or transfer of the Florida Managed Facilities as provided in Paragraph 4, below.

         3. Advocat and DMSC, jointly and severally, warrant and represent to Omega that (i) the Florida Emerald Agreements are in full force and effect as of the date hereof, (ii) to their knowledge, Advocat and DMSC have fully performed all their respective obligations under the Florida Emerald Agreements, (iii) neither has received any notice or allegation of default from Emerald or any of the Emerald Entities with respect to the obligations of Advocat or DMSC under the Florida Emerald Agreements, and (iv) neither the execution of the Settlement Agreement by Advocat and DMSC, nor the consummation of the transactions contemplated thereby is inconsistent with, nor would constitute a default under, the Management Agreements or the Guaranties. The foregoing representations and warranties shall survive the consummation of the transactions contemplated by the Settlement Agreement.

         4. Advocat and DMSC each consents to any conveyance(s) and assignment(s) by one or more of the Emerald Entities and/or Emerald Healthcare, Inc. and/or Maggio, of their respective ownership and/or equity interests one or more of the Facilities and/or the related Emerald Entity(ies), to Omega or its designee, and Advocat and DMSC covenant and agree to recognize and attorn to the assignment of the relevant Management Agreement(s) relating to such Facility(ies).

         5. Advocat and DMSC acknowledge and agree that this Reaffirmation, and the matters set forth herein, constitute a material inducement to Omega's agreement to enter into the Settlement Agreement, and that Omega would not consummate the transactions contemplated in the Settlement Agreement in the absence of the reaffirmations, representations and warranties set forth herein.

         6. This Reaffirmation is given to, and for the express benefit of, and may be relied upon by Omega and its successors and assigns.


                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, Advocat and DMSC have executed this Reaffirmation as of the date first above written.

WITNESSES:                          ADVOCAT, INC., a Delaware
                                    corporation



                                    By:
                                    Its:


                                    DIVERSICARE MANAGEMENT SERVICES CO.,
                                    a Tennessee corporation


                                    By:
                                    Its:


STATE OF TENNESSEE                          )
                                       :SS
COUNTY OF                                   )


         The foregoing instrument was acknowledged before me this          day
of     , 2000, by               , the                                        of
Advocat, Inc., a Delaware corporation, on behalf of the corporation.



                                                   Notary Public
                                                   County, Tennessee
                                                   My commission expires:


STATE OF TENNESSEE                          )
                                       :SS
COUNTY OF                                   )


         The foregoing instrument was acknowledged before me this day of , 2000, by , the of Diversicare Management Services Co., a Tennessee corporation, on behalf of the corporation.



                                                     Notary Public
                                                     County, Tennessee
                                                     My commission expires:

                                   EXHIBIT H

                           FORM OF SUBORDINATED NOTE

$1,700,000                                                  Franklin, Tennessee
                                                Dated as of November ____, 2000

         FOR VALUE RECEIVED, Advocat Inc., a Delaware corporation, with an address of 277 Mallory Station Road, Suite 130, Franklin, Tennessee 37067 ("Borrower"), hereby promises to pay to Omega Healthcare Investors, Inc., a Maryland corporation with an address of 900 Victors Way, Suite 350, Ann Arbor, Michigan 48108 ("Payee"), or to order, the principal sum of One Million Seven Hundred Thousand Dollars ($1,700,000), and to pay interest from the date hereof on the unpaid principal amount hereof at a rate of interest at all times equal to seven percent (7%) per annum, which interest shall be accrued quarterly. Accrued interest ( including, but not limited to, all interest accruing from the date of this Note but not paid pursuant to this sentence) shall be payable in cash quarterly beginning with the quarter following the payment in full of that certain Reimbursement Note dated the same date as this Note made by the Borrower to AmSouth Bank (the "Reimbursement Note"). To the extent accrued interest is not paid quarterly, including interest payments not made pursuant to the preceding sentence, it shall be compounded quarterly. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The quarterly interest payments shall be made on March 31, June 30, September 30 and December 31. Borrower may pre-pay this Note in part or in full at any time without penalty. All payments of principal and interest shall be in lawful money of the United States, and shall be made by wire transfer of immediately available funds to Payee or to such other account as is designated by Payee in writing to Borrower. All outstanding principal and accrued interest shall be due and payable in full on September 30, 2007 (the "Maturity Date").

         1. (a) On the Maturity Date, the Borrower may, at its option subject to the limitations contained below in Sections 1(b) and 1(c), convert all or any portion of the outstanding principal and accrued unpaid interest on this Note as follows:

         (1) If the holder of this Note also holds shares of Borrower's Series B Convertible Preferred Stock ("Preferred Stock") on the Maturity Date, then to shares of Preferred Stock. The number of shares of Series B Preferred Stock to be issued in respect of any of the principal and/or accrued unpaid interest shall be equal to the amount of such principal and/or accrued unpaid interest divided by the Stated Value (as defined in the Certificate of Designation of Series B Preferred Stock) of the Series B Convertible Preferred Stock on the Maturity Date.

         (2) If the holder of this Note does not hold shares of Preferred Stock on the Maturity Date, then to shares of Borrower's Common Stock, $0.01 par value ("Common Stock"). The number of shares of Common Stock to be issued in respect of any of the principal and/or accrued unpaid interest shall be equal to (A)
                  (1) the amount of such principal and/or accrued unpaid interest divided by (2) the Stated Value of the Preferred Stock (as defined in the Certificate of Designation of Series B Preferred Stock) which would then be in effect as of the Maturity Date multiplied by (B) the Conversion Rate of the Preferred Stock (as defined in the Certificate of Designation of Series B Preferred Stock) which would then be in effect as of the Maturity Date.

         (b) Borrower may not convert outstanding principal or accrued unpaid interest into equity securities of Borrower pursuant to Section 1(a) if the aggregate amount of outstanding principal and accrued interest to be converted is less than $250,000. Borrower shall not issue fractions of shares of equity securities upon conversion of this Note. If any fractional share would, except for the provisions of this Section 1(b), be issuable upon conversion of this Note, Borrower shall pay to the person entitled to receive such equity security an amount in cash equal to (1) in the case of Preferred Stock, the value of such fractional share calculated using the Stated Value, calculated to the nearest one-one hundredth (1/100) of a share; or (2) in the case of Common Stock, the value of such fractional share calculated using the quotient of (x) the Stated Value of the Preferred Stock which would then be in effect as of the Maturity Date divided by (y) the Conversion Price of the Preferred Stock which would then be in effect as of the Maturity Date, calculated to the nearest one-one hundredth (1/100) of a share.

         (c)   Notwithstanding   anything  in  this  Note,  the  Settlement  and
Restructuring Agreement dated the same date as this Agreement among Borrower, Payee and certain other parties (the "Restructuring Agreement") or any other document, instrument or agreement between Borrower and Payee or any affiliate of Payee, Borrower may not convert any outstanding principal or accrued unpaid interest into equity securities of Borrower, including Preferred Stock or Common Stock, and the holders of this Note shall continue to hold this Note, unless, as of the date of the proposed conversion:

                  (1) Payee's accountants or legal counsel render a written opinion (the "Conversion Opinion") to Payee that such conversion will not result in, cause or create a material risk of, the Payee losing its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended; provided, however, that Borrower may convert a portion of outstanding principal or accrued unpaid interest into equity securities of Borrower if Payee's accountants or legal counsel render a Conversion Opinion with respect to such portion and if subparagraphs (2) thru
                           (5) of this Section 1(c) are satisfied as of the date of the proposed conversion;

                  (2) the Common Stock is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "34 Act") and Borrower has timely filed all reports required to be filed by Borrower under the 34 Act within the previous two years;


                  (3) no Default (as defined in Section 4 below) has occurred and is continuing;

                  (4) the Common Stock is listed for trading on the Nasdaq National Market, the New York Stock Exchange or upon a comparable national stock exchange; and

                  (5) the average weekly trading volume of the Common Stock over the prior four weeks was at least 500,000 shares traded (as adjusted for stock splits, stock dividends or similar transactions).

All costs associated with the Conversion Opinion shall be paid by Borrower.

         2. (a) Payment of this Note shall be subordinated in right of payment and distribution of the assets of Borrower (including without limitation, any distribution of the assets of Borrower to its creditors in any insolvency, bankruptcy, reorganization or similar proceeding with respect to Borrower) to all Senior Indebtedness (as defined below); provided, that Borrower may make regular quarterly payments of interest due on this Note as provided in the preceding paragraph and payment of principal upon maturity ("Permitted Payments"), unless (i) a Default (as defined in any such Senior Indebtedness) has occurred or (ii) an event or condition which with the passage of time or giving of notice, or both, could become a Default has occurred and is continuing (collectively, the "Default Restrictions"). For purposes of this Note, "Senior Indebtedness" shall mean the principal, premium, if any, and unpaid interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company whether or not a claim for post-filing interest is allowed in such proceeding), fees, charges, expenses, reimbursement and indemnification obligations, and all other amounts payable under or with respect of (i) any indebtedness of the Company (excluding this Note and indebtedness by its terms expressly ranking subordinate to or pari passu with this Note, herein, the "Subordinated Indebtedness") for money borrowed, whether or not evidenced by debentures, notes or similar instruments, issued, incurred, or assumed by the Company and whether outstanding on the dates of this Note or hereafter created or incurred; (ii) all indebtedness and other obligations guaranteed by the Company, or the payment and performance of which is secured by a lien on property or assets of the Company; (iii) the Borrower's Credit Facility with AmSouth Bank; (iv) the Borrower's mortgage obligations with General Motors Acceptance Corporation; and (v) the Reimbursement Note.

         (b) Borrower shall notify Payee in writing before or at the time an interest payment is due if a Default Restriction has occurred. Except with respect to payments made to Payee pursuant to Section 1(a) in the form of the Corporation's Series B Preferred Stock or Common Stock, if Payee receives any cash payment on account of principal or of interest on this Note in violation of these subordination provisions, Payee shall receive the same as trustee for the holders of the Senior Indebtedness and will pay or deliver the same to such holders immediately and Payee hereby assigns to such holders all rights of Payee to any such payments and Payee shall execute such agreements as may be reasonably required to effectuate this assignment. Any amounts so paid to the holders of the Senior Indebtedness shall be deemed not to have been paid by Borrower, or received by Payee, under this Note. If any event or condition which is the subject of a Default Restriction shall be cured or waived in writing by the holders of the Senior Indebtedness, within the applicable grace period, if any, provided in the Senior Indebtedness, Borrower shall resume payments of interest (including any past due interest) on this Note and may pay the principal of this Note, according to the terms set forth herein, subject to future application of the Default Restrictions. Payee acknowledges that this is a continuing agreement of subordination, and the Borrower and its senior lenders may amend, modify or extend, and such lenders may grant waivers under the provisions of any such Senior Indebtedness without approval of or notice to Payee.

         (c) Until the Senior Indebtedness is paid in full, Payee shall not (a) initiate or participate with others in any suit, action or proceeding against Borrower to enforce payment or collect all or part of the indebtedness under this Note, (b) accelerate the maturity of or increase the principal of or amend the subordination provisions of this Note, (c) increase the interest rate on this Note, or (d) exercise any right of setoff with respect to, or take any security from Borrower for, this Note. Except to the extent expressly provided in this Note, nothing contained herein shall impair, between Borrower and Payee, the obligations of Borrower to make payments of principal of or interest on this Note to Payee as and when the same shall become due and payable in accordance with the terms hereof.

         (d) The holder of this Note by his acceptance hereof acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of Senior Indebtedness, whether such Senior Indebtedness was created or acquired before or after the issuance of this Note, and each holder of Senior Indebtedness shall be deemed conclusively to have relied upon such subordination provisions in acquiring and continuing to hold such Senior Indebtedness.

         3. This Note is secured by all guaranties, security interests, liens, assignments and encumbrances granted concurrently herewith, and granted previously or from time to time hereafter by Borrower or any of Borrower's affiliates to Payee, or any of Payee's affiliates, including, but not limited to, the security interests granted by Diversicare Leasing Corp., a Delaware corporation, to Sterling Acquisition Corp., a Kentucky corporation, in connection with the Amended and Restated Master Lease (as defined in the Restructuring Agreement) (collectively, the "Security Documents"). Reference is hereby made to the Security Documents for additional terms and conditions concerning this Note.

         4. The occurrence of any of the following shall constitute a "Default" under this Note: (i) the Borrower fails to pay when due, whether by acceleration or otherwise, any amount payable under this Note; or (ii) an Event of Default under the Amended and Restated Master Lease; or (iii) an Event of Default under any of the Security Documents.

         5. If a Default has occurred and is continuing, Payee may (subject to the limitations set forth in Section 2 of this Note) without demand of performance and without other notice declare the unpaid principal of and interest on this Note to be immediately due and payable, whereupon the same shall be due and payable without presentation, demand, protest or notice of any kind, all of which are expressly waived, anything herein to the contrary notwithstanding. Payee may proceed to protect and enforce Payee's rights either by suit in equity and/or by action at law, whether for specific performance, or proceed to enforce any other legal or equitable right as a holder of this Note. All remedies of Payee provided herein are cumulative and concurrent and may be exercised independently, successively or together against Borrower at the sole discretion of Payee, shall not be exhausted by any exercise thereof, and may be exercised as often as occasion therefor may occur, and shall not be construed to be waived or released by Payee's delay in exercising, or failure to exercise, them or any of them at any time it may be entitled to do so.

         6. All notices, requests and other communications hereunder shall be made in the manner set forth in the Restructuring Agreement.

         7. Borrower waives presentment for payment, demand, notice of nonpayment, notice of protest and protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default (except as expressly provided herein) or enforcement of the payment of this Note and agrees that the liability of Borrower shall not be in any manner affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Payee.

         8. Acceptance by Payee of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and Payee's acceptance of any such partial payment shall not constitute a waiver of Payee's right to receive the entire amount due. Upon any Default, neither the failure of the Payee to promptly exercise its right to declare the outstanding principal and accrued unpaid interest hereunder to be immediately due and payable, nor the failure of Payee to demand strict performance of any other obligation of Borrower or any other person who may be liable hereunder, shall constitute a waiver of any such rights, nor a waiver of such rights in connection with any future default on the part of Borrower or any other person who may be liable under this Note.

         9. Payee shall not by any act of omission or commission be deemed to have waived any of its rights or remedies hereunder unless such waiver be in writing and signed by Payee, and then only to the extent specifically set forth therein; a waiver of one event shall not be construed as continuing or as a bar or waiver of such right or remedy on a subsequent event.

         10. Unless a Default has occurred and not been fully cured, all payments received by Payee under this Note shall be applied, subject to the limitations set forth in Section 2 of this Note, first against interest which has accrued and not been paid, and second to principal, with the balance applied against principal and any other amounts which may be owing to Payee under this Note. Following the occurrence of a Default, and until such Default is fully cured, Payee may apply, subject to the limitations set forth in Section 2 of this Note, any payment which it receives, whether directly from the Borrower or as a consequence of realizing upon any security which it holds, in its sole and absolute discretion, to any amount owing to it under this Note or the Security Documents.

         11. The Borrower shall pay to Payee, immediately upon demand, any and all taxes (including, but not limited to, state franchise taxes) assessed against Payee by reason of its holding of this Note and the receipt by it of interest payments hereunder (other than income taxes assessed by the United States, or by any foreign government or political subdivision thereof having jurisdiction over the Payee on such interest payments), and any and all other sums and charges that may at any time become due and payable under the Security Agreements.

         12. The Borrower, and any other person who may be liable hereunder in any capacity, agree to pay all costs of collection and any litigation, including attorney fees (including any appeals relating to such enforcement or collection proceedings), in case the principal of the Note or any payment of interest thereon is not paid as it becomes due, or in case it becomes necessary to protect the security for this Note, whether suit is brought or not.

         13. All payments by the Borrower shall be paid in full without setoff or counterclaim and without reduction for and free from any and all taxes, levies, imposts, duties, fees, charges, deductions or withholdings of any type or nature imposed by any government or any political subdivision or taxing authority thereof.

         14. IT IS SPECIFICALLY AGREED THAT TIME IS OF THE ESSENCE OF THIS NOTE.

         15. All agreements between the Borrower, and any other party liable for the payment of the indebtedness evidenced by this Note, and Payee, or any subsequent holder of this Note, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand or acceleration of the maturity of this Note or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to the holder of this Note exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to the holder of this Note in excess of the maximum lawful amount, the interest payable to the holder of this Note shall be reduced to the maximum amount permitted by applicable law; and if from any circumstance the holder of this Note shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal of this Note and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of the principal of this Note, such excess shall be refunded to the Borrower or to another party, or parties, liable for the payment of the indebtedness evidenced by this Note, as applicable. All interest paid or agreed to be paid to the holder of this Note shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread through the full period of this Note (including the period of any renewal or extension hereof) until payment in full of the principal so that the interest for such full period shall not exceed the maximum permitted by applicable law. This Section 15 shall control all agreements between the Borrower and the holder of this Note.

         16. If any provision hereof is found by a court of competent jurisdiction to be prohibited or unenforceable, it shall be ineffective only to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision to the extent it is not prohibited or unenforceable, nor invalidate the other provisions hereof, all of which shall be liberally construed in favor of Payee in order to effect the provisions of this Note.

         17. This Note shall be governed by and construed in accordance with the internal substantive laws of the State of Delaware, without regard to any conflict of laws rule or principle that would result in the application of the domestic substantive law of any other jurisdiction.

                          Signature on following page.

         IN WITNESS WHEREOF, Borrower has caused this Subordinated Note to be executed and delivered by its proper and duly authorized officer the day and year written above.

                                  ADVOCAT INC.


                                  By:
                                      -----------------------


AGREED TO AND ACCEPTED BY PAYEE;

OMEGA HEALTHCARE INVESTORS, INC.


By:
    --------------------

                                    EXHIBIT I

               FORM OF STOCK ISSUANCE AND SUBSCRIPTION AGREEMENT

     This Stock Issuance and Subscription Agreement ("Agreement") is entered into this ____ day of November, 2000 between Advocat Inc. ("Advocat") and Omega Healthcare Investors, Inc. ("Omega").

         WHEREAS, Advocat and Omega and certain of their affiliates have entered into that certain Settlement and Restructuring Agreement dated November ____, 2000 (the "Restructuring Agreement") pursuant to which Advocat and Omega have agreed to restructure their relationship.

         WHEREAS, in accordance with Section 11 of the Restructuring Agreement, Advocat has agreed to issue Series B Preferred Stock having the powers, preferences and rights as provided in the Certificate of Designation of Advocat ("Designation") as attached hereto as Exhibit A.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Advocat and Omega agree as follows:

         1. Issuance of Shares. In consideration of the mutual promises and agreements set forth in, and the consummation of the transactions contemplated by, the Restructuring Agreement, Advocat hereby issues to Omega and Omega accepts from Advocat, subject to the terms and conditions hereof, 393,658 shares of Advocat Series B Convertible Preferred Stock (the "Shares"). Advocat shall deliver to Omega concurrently with the execution and delivery of this Agreement a stock certificate evidencing its ownership of the Shares and bearing a restrictive legend stating substantially the following:

         The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended. Such shares have been acquired for investment and may not be offered for sale, sold, delivered after sale, transferred, pledged or hypothecated in the absence of an effective registration statement covering such shares under the Securities Act or an opinion of counsel satisfactory to the company that such registration is not required.

         2. Registration Rights Agreement. Concurrently with the execution and delivery of this Agreement, Advocat shall execute and deliver to Omega a Registration Rights Agreement (the "Registration Rights Agreement") substantially in the form of Exhibit B to this Agreement.

         3. Representations and Warranties of Advocat. Advocat hereby represents and warrants to Omega as follows:

                  3.1 Advocat is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

                  3.2 Advocat has the full right, power and authority to execute, deliver and carry out the terms of this Agreement and all documents and agreements necessary to give effect to the provisions of this Agreement and to consummate the transactions contemplated hereby.

                  3.3 The execution, delivery and consummation of this Agreement have been duly and properly authorized by all necessary action on the part of Advocat. The Board of Directors of Advocat has duly and validly approved and taken all corporate action required to be taken by the Board of Directors for the consummation of the transactions contemplated by this Agreement and the Registration Rights Agreement including, but not limited to, all actions required to render the provisions of Section 203 of the Delaware General Corporation Act restricting business combinations with "interested shareholders" inapplicable to such transactions and to provide that none of Omega or any of its affiliates shall become an"interested shareholder" upon the execution and delivery of this Agreement or the acquisition of Shares or shares of Advocat's Common Stock pursuant to this Agreement, the conversion of the Shares, or the acquisition of Shares pursuant to the Subordinated Note (as defined in the Restructuring Agreement).

                  3.4 This Agreement,  upon due execution and delivery  thereof,
         will   constitute   the  valid  and  binding   obligation  of  Advocat,
         enforceable in accordance with its terms.

                  3.5 Upon the issuance of the Shares, such Shares will be duly authorized, validly issued, fully paid and nonassessable.

                  3.6  The  execution  and  delivery  of  this  Agreement,   the
         consummation of the transactions contemplated by this Agreement and the compliance with the terms of this Agreement do not and will not:

                           (a) conflict with or result in any breach of any provision of any agreement or other instrument to which Advocat is a party or by which it or any of its property may be bound, or conflict with or result in any breach of any provision of Advocat's Charter, as amended by the attached Designation, Bylaws or the Rights Agreement dated as of March 13, 1995 by and between Advocat and Third National Bank in Nashville, as amended (the "Rights Plan");

                           (b) conflict with, result in a breach of any provision of, constitute (with or without due notice or lapse of time or both) a default under, result in the modification or cancellation of, result in any increase in the obligations of Advocat or any of its subsidiaries under, or give rise to any right of termination or acceleration in respect of, any contract, agreement, commitment, understanding, arrangement or restriction of any kind to which Advocat is a party or to which Advocat or any of its property is subject;

                           (c) result in the creation of any Lien (as defined in
                  Section 9.7 below) upon,  or any Person (as defined in Section
                  9.7 below) obtaining the right to acquire, any of the Shares, any equity interest in Advocat or any of Advocat's assets;

                           (d) violate or conflict with any law, ordinance, code, rule, regulation, decree, order or ruling of any court or Governmental Entity (as defined in Section 9.7 below), to which Advocat or any of its assets is subject;

                           (e) require any authorization, consent, order, permit
                  or approval of, or notice to, or filing, registration or qualification with, any governmental, administrative or judicial authority ("Consent"), other than (1) the filing of the Designation with the Delaware Secretary of State and (2) the filing of a Form D with the Securities and Exchange Commission; or

                           (f) require any Consent of any Person to the execution, delivery or performance of this Agreement or to the consummation of the transactions contemplated hereby, including (but not limited to) Consents from parties to leases or other agreements or commitments.

                  3.7 The authorized capital stock of Advocat consists of 20,000,000 shares of common stock, $0.01 par value, and 1,000,000 shares of preferred stock, $0.10 par value of which 200,000 have been designated Series A Junior Participating Preferred Stock of which none are issued and outstanding and 600,000 have been designated Series B Convertible Preferred Stock of which none are issued and outstanding immediately prior to the issuance of the Shares. After giving effect to the consummation of the transactions (i.e., the Closing) contemplated by this Agreement, the only shares of capital stock issued and outstanding, reserved for issuance or committed to be issued will be:

                           (a) 5,491,621 fully paid and non-assessable
                  shares of Common Stock, duly issued and outstanding;

                           (b) 200,000  shares of Series A Junior Preferred
                  Stock  reserved for issuance  pursuant to the Rights Plan;

                           (c) 393,658 fully paid and  non-assessable  shares of
                  Series  B  Convertible   Preferred  Stock,   duly  issued  and
                  outstanding and owned of record and beneficially by Omega;

                           (d) 706,561 shares of Common Stock reserved for issuance upon conversion of the Series B Preferred Stock;

                           (f) 441,892 shares of Common Stock reserved for issuance upon the conversion of all accrued and unpaid dividends on the Shares (calculated assuming (1) a conversion date of September 30, 2007, (2) no change in the Conversion Price (as defined in the Designation) and (3) no payment of dividends on the Shares as of such date); and

                           (f) 206,342 shares of Series B Preferred Stock and 370,356 shares of Common Stock reserved for issuance upon the conversion of all unpaid principal and one fiscal quarter of accrued interest under the Note (calculated assuming no change in the Conversion Price) to either Series B Preferred Stock or Common Stock, as applicable.

         There are no declared but unpaid dividends or undeclared dividend arrearages on any shares of capital stock of Advocat. Except as set forth on Schedule 3.7, there are no outstanding options, warrants, rights, calls, agreements, convertible securities or other commitments or rights to purchase or acquire any unissued stock or other securities from Advocat, and no other securities of Advocat are reserved for any purpose. Except as set forth on Schedule 3.7, there are no material contracts, commitments, agreements, understandings, arrangements or restrictions to which Advocat is a party which relate to the capital stock of Advocat.

                  3.8 As of the date of this Agreement, the aggregate book value of Advocat's outstanding "securities" (as that term is defined in Investment Company Act of 1940) exceeds $60,000,000.

         4. Representations and Warranties of Omega. Omega hereby represents and warrants to Advocat as follows:

                  4.1 Omega is an "accredited investor" as defined in the Securities Act of 1933, as amended (the "Securities Act"), and rules and regulations promulgated thereunder.

                  4.2 The Shares are being acquired by Omega solely for its own account for investment, with no present intention of making or participating in a distribution thereof within the meaning of the Securities Act. None of the Shares will be sold or transferred by Omega in violation of the Securities Act, any state securities law or any other applicable securities legislation and the financial condition of Omega is such that Omega can bear the risk of this investment indefinitely.

                  4.3 Omega is aware that the Shares have not been registered under the Securities Act or any state securities law or any other applicable securities legislation, that the Shares must be held indefinitely unless they are subsequently registered or an exemption from such registration is available and that, except as provided in the Registration Rights Agreement, Advocat is under no obligation to register the Shares under the Securities Act, any state securities law, or any other applicable securities legislation. Omega is aware that an exemption from the registration requirements of the Securities Act pursuant to Rule 144 thereunder is not presently available; that Advocat has not covenanted to make available an exemption from the registration requirements pursuant to such Rule 144 or any successor rule for resale of the Shares; and that even if an exemption under Rule 144 were available, the Rule generally permits only routine public market sales of securities in limited amounts in accordance with the terms and conditions of such Rule.

                  4.4 Omega confirms that Advocat has made available to Omega, or its representatives, the opportunity to ask questions of Advocat's officers and directors and to acquire such additional information about the business and financial condition of Advocat as Omega has requested, which additional information has been received.

                  4.5 Omega confirms that no representations or warranties have been made by Advocat other than as set forth or confirmed in this Agreement, in the Restructuring Agreement and in the documents and agreements which evidence or secure the transactions contemplated by the Transaction Documents (as defined in Section 9.7 below).

         5.       Indemnification.

                  5.1 Advocat agrees to indemnify and hold Omega, and its successors and assigns, harmless from and against any and all liabilities, losses, damages, injuries, liabilities, claims, deficiencies, judgments, fines, costs and expenses, including reasonable counsel fees ("Losses"), suffered, incurred or sustained by Omega or its successors or assigns that result from, relate to, or arise out of:

                           (a) any breach of any  representation or warranty or
                  nonfulfillment of any agreement or covenant on the part of Advocat under this Agreement; or

                           (b) any action, suit, claim or proceeding incident to
                  any of the foregoing or to the enforcement of this Section 5.

                  5.2 (a) If any third party shall notify Omega with respect to any matter (a "Third Party Claim") which may give rise to a claim for indemnification against Advocat (the "Indemnifying Party") under this Section, then Omega shall promptly notify Advocat of such Third Party Claim in writing; provided, however, that no delay on the part of Omega in notifying Advocat shall relieve Advocat from any obligation under this Section unless (and then solely to the extent) Advocat is prejudiced by such delay.

                  (b) Advocat will have the right to assume the defense of the Third Party Claim with counsel reasonably acceptable to Omega at any time within fifteen (15) days after Omega has given notice of the Third Party Claim; provided, however, that Advocat must conduct the defense of the Third Party Claim actively and diligently to preserve its rights to assume the defense of the Third Party Claim; and provided further that Omega may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim.

                  (c) So long as Advocat has assumed and is conducting the defense of the Third Party Claim in accordance with Section 5.2(b) above, Advocat will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of Omega (not to be withheld unreasonably) unless the judgment or proposed settlement involves only the payment of money damages by Advocat and does not impose an injunction or other equitable relief upon Omega.

                  (d) If Advocat does not assume or conduct the defense of the Third Party Claim in accordance with Section 5.2(b) above, however, (i) Omega may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it reasonably may deem appropriate (and Omega need not consult with, or obtain any consent from, Advocat in connection with any such defense, consent or settlement), and (ii) Advocat will remain responsible for any Losses Omega may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this Section 5.

         6. Financial Statements and Other Information. If, at any time while Omega holds any of the Shares (or any Common Stock of Advocat), Advocat ceases to have registered any of its securities pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "34 Act"), or to timely file all reports required to be filed by Advocat under the 34 Act, Advocat will deliver to Omega, as applicable:

                  (a) Audited Annual Financial Statements. As soon as practicable after the end of each fiscal year of Advocat, and in any event within ninety (90) days thereafter, a consolidated audited balance sheet of Advocat and its subsidiaries (if any), as of the end of such year, and consolidated audited statements of income, changes in retained earnings and changes in cash flows of Advocat and its subsidiaries (if any), for such fiscal year, prepared in accordance with GAAP and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and, in the case of the consolidated statements, certified, without qualification or explanation, by independent public accountants selected by Advocat and reasonably acceptable to Omega; and

                  (b) Unaudited Quarterly Financial Statements. As soon as practicable after the end of each fiscal quarter of each fiscal year and, in any event within forty-five (45) days thereafter, consolidated unaudited balance sheets of Advocat and its subsidiaries (if any) as of the end of such period, and consolidated unaudited statements of income and changes in cash flows of Advocat and its subsidiaries (if any) for such period and for the current fiscal year to date, prepared in accordance with GAAP and setting forth in comparative form the figures for the corresponding periods of the previous fiscal year, subject to changes resulting from normal year-end audit adjustments and the absence of footnotes, all in reasonable detail and certified by the principal financial officer of the Company.

         7. Redemption Right upon Default. Upon the occurrence of an Event of Default (as defined in Section 10.7 below) and while it continues, Omega shall have the option, in addition to all other rights and remedies available to it, to cause Advocat to redeem all or any part of the Shares pursuant to Section 11 of the Designation.

         8. Public Status. So long as any of the Shares shall remain outstanding, Advocat shall cause the Common Stock to remain registered pursuant to Section 12 of the 34 Act and shall use commercially reasonable efforts to timely file all reports required to be filed by the Company under the 34 Act.

         9.  Further Assurances and Information.

                  9.1 If, subsequent to the date of this Agreement, the Federal government issues or passes rules, regulations or laws which would cause Omega to lose, or be at a material risk of losing, its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended, as a result of Omega holding the Shares, and if Omega's attorneys or accountants recommend a restructuring of the relationship between Omega and Advocat as set forth in the Restructuring Agreement, then so long as the proposed restructuring does not place Advocat in a materially worse position relative to its position under the current structure of the relationship, Advocat shall use its commercially reasonable efforts to promptly take, or promptly cause to be taken, all actions and to execute all documents that are reasonably requested by Omega to restructure the relationship.

                  9.2 Within ten (10) days of the receipt of a written request from Omega, Advocat shall provide to Omega reasonable access to Advocat's books and records for the purpose of estimating the aggregate fair market value of Advocat's outstanding "securities" (as that term is defined in Investment Company Act of 1940) as of the date of the request.

         10.      Miscellaneous.

                  10.1 The representations, warranties and agreements contained herein shall survive the execution and delivery of this Agreement and the purchase of the Shares.

                  10.2 This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective permitted successors and assigns. This Agreement may not be assigned, by operation of law or otherwise, without the prior written consent of the non-assigning party; provided, however, that Omega and any subsequent holder of the Shares may assign the rights granted pursuant to Sections 5 and 6 of this Agreement to any subsequent holder of the Shares.

                  10.3 This Agreement, the Restructuring Agreement and the documents which evidence or secure the transactions contemplated by this Agreement and the Restructuring Agreement constitute the entire agreement of the parties relating to the subject matter hereof and there are no terms other than those contained herein. This Agreement may not be modified or amended except in a writing signed by the parties hereto.

                  10.4 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to its conflicts of law provisions.

                  10.5 This Agreement may be executed in counterparts, which together shall constitute one and the same agreement.

                  10.6 All notices and other communications under this Agreement shall be made in the manner specified in the Restructuring Agreement.

                  10.7 As used in this Agreement, the following terms shall have the following meanings:

                           "Event  of  Default"  means (i) if  Advocat  fails to
                  observe or perform or cause to be observed or performed any term, covenant or condition of this Agreement and such failure is not cured within a period of thirty (30) days after notice thereof from Omega, (ii) a representation or warranty of Advocat made in this Agreement is untrue when made or (iii) an Event of Default under any of the Transaction Documents.

                           "Governmental Entity" means any Federal, state, local
                  or foreign government or any court of competent jurisdiction, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign.

                           "Lien" or "Liens" means any pledge,  lien (including,
                  without limitation, any tax lien), charge, claim, community property interest, condition, equitable interest, encumbrance, security interest, mortgage, option, restriction on transfer (including without limitation any buy-sell agreement or right of first refusal or offer), forfeiture, penalty, equity or other right of another Person of every nature and description whatsoever.

                           "Person" means any individual, legal entity, business
                  enterprise, or government, governmental body or unit, including any corporation, partnership, limited partnership, or limited liability company.

                           "Transaction  Documents"  means this  Agreement,  the
                  Restructuring Agreement, the Amended and Restated Master Lease (as defined in the Restructuring Agreement), the Subordinated Note, all documents which evidence or secure the transactions contemplated by this Agreement, the Restructuring Agreement, the Amended and Restated Master Lease, the Subordinated Note and all guaranties, security agreements, cross default agreements and other documents granted concurrently herewith, and granted previously or from time to time hereafter by Advocat to Omega, or any of Omega's affiliates..

                          Signatures on following page.

         In witness whereof the parties have executed this Agreement as of the date first set forth above.

                                  ADVOCAT INC.


                                  By:

                                  Title:


                                  OMEGA HEALTHCARE INVESTORS, INC.


                                  By:

                                  Title:


Exhibits and Schedules:

Exhibit A         Form of Designation
Exhibit B         Form of Registration Rights Agreement
Schedule 3.7      Options, Warrants, Etc.

                                    EXHIBIT A

                                     FORM OF
                           CERTIFICATE OF DESIGNATION
                                       OF
                                  ADVOCAT INC.
                        Pursuant to the Provisions of the
                        Delaware General Corporation Law
--------------------------------------------------------------------------------

To the Secretary of State of the State of Delaware:
         Pursuant to the provisions of Section 151 of the Delaware General Corporation Law (the "Delaware Act"), the undersigned corporation submits this Certificate of Designation for the purpose of designating a series of shares and fixing and determining the relative rights and preferences thereof:

         1. The name of the corporation is Advocat Inc.
         2. The following resolution, designating a series of shares of Advocat Inc. (the "Corporation") and fixing and determining the relative rights and preferences thereof, was duly adopted by the Board of Directors of the Corporation at a duly called meeting held on November 7, 2000.

         RESOLVED, that pursuant to the powers expressly delegated to the Board of Directors by Sections 4 and 12 of the Certificate of Incorporation of the Corporation and pursuant to Section 102 of the Delaware Act, the Corporation designates as Series B Convertible Preferred Stock (the "Series B Preferred Stock") that number of shares having the powers, preferences and rights as is set forth below.

         RESOLVED, that the President, Chairman of the Board of Directors, Vice President or Secretary of the Corporation, and each of them, be, and hereby are, authorized and directed to execute, file and deliver all such instruments, agreements, applications or other documents or amendments to any thereof that may be required, necessary or desirable to carry fully into effect the foregoing resolution and that the execution, filing or delivery of all of such shall be deemed conclusive evidence of the approval and authorization by this Corporation of such acts. All terms used herein which are defined in the Charter of the Corporation shall have the same meaning herein, unless defined herein or the context otherwise requires.

Section 1. Designation and Amount. Of the authorized 800,000 shares of undesignated Preferred Stock, 600,000 shall be designated Series B Convertible Preferred Stock. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no resolution shall reduce the number of shares of Series B Preferred Stock to a number less than the number of shares then outstanding.

Section 2. Dividends and Distributions. (a) The holders of Series B Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors of the Corporation (the "Board of Directors"), out of the net profits of the Corporation, dividends per share equal to 7% per annum of the Stated Value (as herein defined) of such Series B Preferred Stock, payable quarterly. No dividend shall be paid in cash prior to the later of (1) October 1, 2002, and
(2) the end of the fiscal quarter following the date that certain reimbursement promissory note issued by the Corporation to AmSouth Bank dated November ____, 2000 (the "Reimbursement Note") has been paid in full (the "Dividend Payment Date"). Dividends on the outstanding shares of Series B Preferred shall begin to accrue and accumulate (whether or not declared) from the Issue Date of the Series B Preferred Stock, calculated on the basis of a 360-day year consisting of twelve 30-day months, and shall accrue and accumulate on a daily basis and compound on a quarterly basis (to the extent not otherwise declared and paid as set forth above), in each case whether or not declared. In the event the Series B Preferred Stock is converted as provided in Section 8 below prior to the Dividend Payment Date, accrued but unpaid dividends payable upon such conversion shall be payable by promissory note maturing no later than the Dividend Payment Date in substantially the same form as the Subordinated Note (as defined in Section 11 below) or by conversion as provided in Section 8(e) below, but not in cash. Notwithstanding anything to the contrary in this Section 2, after the Dividend Payment Date, the Board of Directors shall declare dividends on the Series B Preferred Stock to the extent, in its good faith judgment, there are Available Funds (defined in Section 12 below) to pay such quarterly dividends. To the extent there are insufficient Available Funds to pay all holders of the Preferred Stock the full quarterly dividend for any quarter, the Board of Directors shall declare a dividend to all holders of the Preferred Stock on a pro rata basis to the extent of Available Funds, if any. Holders of shares of the Preferred Stock shall be entitled to receive such dividends in preference to and in priority over dividends upon Junior Stock (defined in Section 12 below) . All dividends declared upon the Series B Preferred Stock shall be declared pro rata per share. For purposes hereof, the term "Stated Value" shall mean $8.3829 per share, subject to appropriate adjustment in the event of any stock dividend, stock split, stock distribution or combination with respect to the Series B Preferred Stock.

         (b) Dividends on the Series B Preferred Stock shall be cumulative and compounded quarterly and shall continue to accrue whether or not declared and whether or not in any fiscal year there shall be net profits or surplus available for the payment of dividends in such fiscal year.

Section 3. Liquidation, Dissolution or Winding Up. (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series B Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, before any payment shall be made to the holders of Junior Stock, an amount in cash equal to the Stated Value per share plus any dividends thereon accrued but unpaid. If upon any such liquidation, dissolution or winding up of the Corporation the remaining assets of the Corporation available for the distribution to its stockholders shall be insufficient to pay the holders of shares of Series B Preferred Stock the full amount to which they shall be entitled, the holders of shares of Series B Preferred Stock shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect to the shares held by them upon such distribution if all amounts payable on or with respect to said shares were paid in full.

         (b) If any shares of Series A Preferred Stock are then outstanding based upon a Distribution Date (as defined in the Rights Agreement dated as of March 13, 1995 by and between Advocat and Third National Bank in Nashville - the "Rights Agreement") caused by an Acquiring Person (as defined in the Rights Agreement) other than the holder of the Series B Preferred Stock, then after the payment of all preferential amounts required to be paid to the holders of Series B Preferred Stock pursuant to Section 3(a) above and any other series of Preferred Stock which is senior in priority to the Series A Preferred Stock upon the dissolution, liquidation or winding up of the Corporation, no distribution shall be made (1) as to the holders of shares of stock ranking junior to the Series A Preferred Stock unless prior thereto the holders of Series B Preferred Stock shall have received an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, plus an amount equal to the greater of (i) $100.00 per share or (ii) an aggregate amount per share, subject to adjustment, equal to 100 times the aggregate amount to be distributed per share to holders of Common Stock, or (2) to the holders of Series A Preferred Stock or any other stock ranking on a parity with the Series A Preferred Stock, except distributions made ratably on the Series B Preferred Stock and all other such parity stock in proportion to the total amount to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. Notwithstanding the foregoing, in the event a holder of Series B Preferred Stock transfers any shares of Series B Preferred Stock to an Acquiring Person, then the rights to distributions subsequent to the date of such transfer provided to such holder pursuant to this
Section 3(b) shall be null and void. In the event the Corporation shall at any time after the date hereof declare or pay any dividend on Common Stock payable in shares of Common Stock or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series B Preferred Stock were entitled immediately prior to the event described under clause (1) above of the immediately prior sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

         (c) If no shares of Series A Preferred Stock are then outstanding, then after the payment of all preferential amounts required to be paid to the holders of Series B Preferred Stock and any other series of Preferred Stock upon the dissolution, liquidation or winding up of the Corporation, the holders of shares of Common Stock then outstanding shall be entitled to receive the remaining assets and funds of the Corporation available for distribution to stockholders.

         (d) The Corporation will mail written notice of any distribution upon liquidation, dissolution or winding up, not less than 30 days prior to the payment date stated therein, to each record holder of Series B Preferred Stock.

Section 4.Certain Restrictions.(a) At any time when there are accrued and unpaid dividends and distributions, whether or not declared and whether before or after the Dividend Payment Date, on shares of Series B Preferred Stock outstanding, the Corporation shall not:

                  (i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of Junior Stock (provided that the Corporation may redeem shares of Common Stock from employees pursuant to rights of the Corporation under employment agreements or employee benefit plans);

                  (ii) except as permitted in subparagraph 4(a)(iii) below, redeem, purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series B Preferred Stock; or

                  (iii) purchase or otherwise acquire for consideration any shares of Series B Preferred Stock, except in accordance with a pro rata purchase offer for all or any portion of the shares of Series B Preferred Stock made in writing to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

         (b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under subparagraph (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

         (c) So long as any shares of Series B Preferred Stock remain outstanding, the Corporation shall not, without the vote or written consent by the holders of at least a majority of the then outstanding shares of Series B Preferred Stock, voting together as a single class:

                  (i) authorize or issue, or obligate itself to issue, any other equity security (including any security convertible into or exercisable for any equity security) senior to or on a parity with the Series B Preferred Stock as to dividend rights or redemption rights or liquidation preferences;

                  (ii) permit any subsidiary to issue or sell, or obligate itself to issue or sell, except to the Corporation or any wholly owned subsidiary, any stock or other equity interest of such subsidiary;

                  (iii) increase or decrease (other than by redemption or conversion) the total number of authorized shares of Preferred Stock.

Section 5. Voting Rights. Except as otherwise provided by law and Sections 4 and 14 of this Designation, the holders of shares of Series B Preferred Stock shall have no voting rights and their consent shall not be required for taking corporation action.

Section 6. Reacquired Shares. Any shares of Series B Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock that may be reissued as a part of a new series of Preferred Stock, subject to the restrictions set forth in other Certificates of Designation, or to Certificates of Amendment, creating a series of Preferred Stock or any other similar stock or is otherwise required by law.

Section 7. Consolidation, Merger, Etc. If the Corporation shall enter into any consolidation, merger, share exchange, combination or other transaction in which all or substantially all of the shares of the Corporation are exchanged for or changed into other stock or securities, cash, and/or any other property, and if any shares of Series A Preferred Stock are then outstanding based upon a Distribution Date caused by an Acquiring Person other than the holder of the Series B Preferred Stock, then in any such case, at the option of the holders of Series B Preferred Stock, each share of Series B Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provisions hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. If the Corporation shall at any time declare or pay any dividend on the Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. Notwithstanding the foregoing, in the event a holder of Series B Preferred Stock transfers any shares of Series B Preferred Stock to an Acquiring Person, then the rights to distributions subsequent to the date of such transfer provided to such holder pursuant to this Section 7 shall be null and void.

Section 8. Conversion. (a) Each share of Series B Preferred Stock may be converted at any time, at the option of the holder thereof, into the number of fully-paid and nonassessable shares of Common Stock obtained by dividing the Stated Value by the Conversion Price then in effect (the "Conversion Rate"), provided, however, that on any redemption of any Series B Preferred Stock or any liquidation of the Corporation, the right of conversion shall terminate at the close of business on the full business day next preceding the date fixed for such redemption or for the payment of any amounts distributable on liquidation to the holders of Series B Preferred Stock. The initial conversion price, subject to adjustment as provided herein, is equal to $4.6705 (the "Conversion Price"). The initial Conversion Rate for the Series B Preferred Stock shall be
1.7949 shares of Common Stock for each one share of Series B Preferred Stock surrendered for conversion.

         (b) The Corporation shall not issue fractions of shares of Common Stock upon conversion of Series B Preferred Stock or scrip in lieu thereof. If any fraction of a share of Common Stock would, except for the provisions of this
Section 8(b), be issuable upon conversion of any Series B Preferred Stock, the Corporation shall in lieu thereof pay to the person entitled thereto an amount in cash equal to the Current Value (as defined in Section 12 below) of such fraction of a share of Common Stock, calculated to the nearest one-one hundredth (1/100) of a share.

         (c) In order to exercise the conversion privilege, the holder of any Series B Preferred Stock to be converted shall surrender its certificate or certificates therefor to the principal office of the transfer agent for the Series B Preferred Stock (or if no transfer agent be at the time appointed, then the Corporation at its principal office), and shall give written notice to the Corporation at such office that the holder elects to convert the Series B Preferred Stock represented by such certificates, or any number thereof. Such notice shall also state the name or names (with address) in which the certificate or certificates for shares of Common Stock which shall be issuable on such conversion shall be issued, subject to any restrictions on transfer relating to shares of the Series B Preferred Stock or shares of Common Stock upon conversion thereof. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly authorized in writing. The date of receipt by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) of the certificates and notice shall be the conversion date. As soon as practicable after receipt of such notice and the surrender of the certificate or certificates for Series B Preferred Stock as aforesaid, the Corporation shall cause to be issued and delivered at such office to such holder, or on its written order, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion and, if less than all shares of Series B Preferred Stock represented by the certificate or certificates so surrendered are being converted, a residual certificate or certificates representing the shares of Series B Preferred Stock not converted.

         (d) The Corporation shall at all times when the Series B Preferred Stock shall be outstanding reserve and keep available out of its authorized but unissued stock, for the purposes of effecting the conversion of the Series B Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series B Preferred Stock.

         (e) Upon any such conversion, any accrued but unpaid dividends on the Series B Preferred Stock surrendered for conversion (the "Unpaid Dividends") shall be paid:

         (1) to the extent available and subject to the limitations contained in
Section 9(c)(1), by conversion into additional shares of Common Stock;

         (2) to the extent the Unpaid Dividends can not be converted into Common Stock, if the Reimbursement Note has been paid in full, then in cash; and

         (3) any remaining Unpaid Dividends, by promissory note.

A holder of shares of Series B Preferred Stock may waive the payment of accrued but unpaid dividends in its sole discretion. If the holder of shares of the Series B Preferred Stock to be converted accepts a promissory note as payment for any unpaid dividends accrued on the shares to be converted, the promissory note shall be in substantially the same form as the Subordinated Note and will mature on the last day of the quarter following the payment in full of the Reimbursement Note. The number of additional shares of Common Stock to be issued in respect of any Unpaid Dividends shall be equal to the amount of such accrued but unpaid dividends divided by the Current Value of the Common Stock. To the extent that any such dividend would result in the issuance of a fractional share of Common Stock (which shall be determined with respect to the aggregate number of shares of Common Stock held of record by each holder) then the Current Value of such fraction of a Share shall be paid in cash (unless there are no legally available funds with which to make such cash payment, in which event such cash payment shall be made as soon as possible).

         (f) All shares of Series B Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall forthwith cease and terminate except only the right to the holder thereof to receive shares of Common Stock in exchange therefor and payment of any accrued and unpaid dividends thereon.

Section 9. Mandatory  Conversion.  (a) Subject to the  limitations  set forth in
Section 9(c) below, the Corporation shall have the right to cause the conversion of Series B Preferred Stock into shares of Common Stock at its then effective
Conversion Price at any time, provided that the Current Value of the Corporation's Common Stock on the date of the notice described in Section 9(b) below and on the Conversion Date (as defined in Section 9(b) below) is equal to or greater than 150% of the Conversion Price. In such a mandatory conversion, the Corporation will pay accrued and unpaid dividends as provided in Section 8(e).

         (b) All holders of record of shares of Series B Preferred Stock will be given at least 30 days' prior written notice (the "Conversion Notice") of the date fixed (the "Conversion Date") and the place designated for mandatory conversion of all (or if limited pursuant to Section 9(c)(1), such portion) of such shares of Series B Preferred Stock pursuant to this Section 9. The Conversion Notice will be sent by mail, first class, postage prepaid, to each record holder of shares of Series B Preferred Stock at such holder's address appearing on the stock register. On or before the date fixed for conversion each holder of shares of Series B Preferred Stock shall surrender its certificate or certificates for all such shares to the Corporation at the place designated in the Conversion Notice, and shall thereafter receive certificates for the number of shares of Common Stock to which such holder is entitled pursuant to this
Section 9. Subject to Section 9(c), on the date fixed for conversion, all rights with respect to the Series B Preferred Stock so converted will terminate, except only the rights of the holders thereof, upon surrender of their certificate or certificates therefor, to receive certificates for the number of shares of Common Stock into which such Series B Preferred Stock has been converted and payment of any accrued and unpaid dividends thereon. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his attorneys duly authorized in writing. Subject to Section 9(c), all certificates evidencing shares of Series B Preferred Stock which are required to be surrendered for conversion in accordance with the provisions of Section 9(a) shall, from and after the date such certificates are so required to be surrendered, be deemed to have been retired and canceled and the shares of Series B Preferred Stock represented thereby converted into Common Stock for all purposes, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date. As soon as practicable after the date of such mandatory conversion and the surrender of the certificate or certificates for Series B Preferred Stock as aforesaid, the Corporation shall cause to be issued and delivered to such holder, or on its written order, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof and cash as provided in Section 8(b) hereof in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion.

         (c) Notwithstanding anything in this Designation to the contrary, the Corporation may not require conversion of the shares of Series B Preferred Stock into shares of Common Stock pursuant to this Designation and the holders of the Series B Preferred Stock shall continue to hold shares of Series B Preferred Stock after delivery of a Conversion Notice, unless, as of the date of the proposed conversion:

                    (1) the accountants or legal counsel of the holders of such Series B Preferred Stock to be converted render a written opinion (the "Conversion Opinion") to such holders prior to conversion that such conversion will not result in, cause or create a material risk of, the holders losing its or their status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended; provided, however, that the Corporation may convert a portion of the Series B Preferred Stock to Common Stock pursuant to Section 9(a) if the accountants or legal counsel of the holders of such Series B Preferred Stock to be converted render a Conversion Opinion with respect to such portion and if subparagraphs
                    (2) thru (5) of this Section 9(c) are satisfied as of the date of the proposed conversion;

                    (2) the Common Stock is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "34 Act") and the Corporation has timely filed all reports required to be filed by the Corporation under the 34 Act within the previous two years;

                    (3) no Event of Default (as defined in Section 12 below) has occurred and is continuing;

                    (4) the Common Stock is listed for trading on the Nasdaq National Market, the New York Stock Exchange or upon a comparable national stock exchange; And

                    (5) the average weekly trading volume of the Common Stock over the prior four weeks was at least 500,000 shares traded (as adjusted for stock splits, stock dividends or similar transactions).

All costs associated with the Conversion Opinion shall be paid by the Corporation.

         (d) If the Corporation may not convert all or any portion of the shares of Series B Preferred Stock (the "Unconverted Shares") to the Corporation's Common Stock pursuant to Section 9(a) solely because of the limitation set forth in Section 9(c)(1), then, provided that the Reimbursement Note has been paid in full, on the Conversion Date, the Corporation may redeem all of the Unconverted Shares at a per share price in cash equal to the greater of (1) the Current Value on the date of the Conversion Notice and (2) the closing price on the last Trading Day (as defined in Section 12) immediately prior to the Conversion Date, plus an amount equal to any dividends accrued but unpaid thereon (such amount is hereinafter referred to as the "Corporation's Redemption Price").

         (e) On or prior to the Conversion Date, each holder of Series B Preferred Stock to be redeemed shall surrender its certificate or certificates representing such shares to the Corporation, and thereupon the Corporation's Redemption Price for such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. From and after the Conversion Date, unless there shall have been a default in payment of the Corporation's Redemption Price, all rights of the holders of the Series B Preferred Stock redeemed (except the right to receive the Redemption Price upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

Section 10. Conversion Price. The Conversion Price per share for the Series B Preferred Stock shall be subject to adjustment from time to time as provided below.

         (a) Adjustments to Conversion Price Based on Changes in Capitalization. If outstanding shares of the Junior Stock of the Corporation shall be subdivided into a greater number of shares, or a dividend in Junior Stock or other securities of the Corporation convertible into or exchangeable for Junior Stock (in which latter event the number of shares of Junior Stock issuable upon the conversion or exchange of such securities shall be deemed to have been distributed) shall be paid in respect to the Junior Stock of the Corporation, or upon any other event which would reasonably require equitable adjustment for the benefit of the holders of Series B Preferred Stock, the Conversion Price in effect immediately prior to such subdivision or at the record date of such dividend or at the date of such other event shall, simultaneously with the effectiveness of such subdivision or other event or immediately after the record date of such dividend, be proportionately reduced, and conversely, if outstanding shares of the Common Stock of the Corporation shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. Any adjustment to the Conversion Price under this subsection (a) shall become effective at the close of business on the date the subdivision or combination or other event referred to herein becomes effective.

         (b) Adjustments to Conversion Price Based on Future Issuances. If at any time or from time to time the Corporation shall issue or sell Additional Shares of Junior Stock (as hereinafter defined) other than in a transaction which falls within subsection (a), for a consideration per share less than the then existing Conversion Price, then, and thereafter successively upon each such issuance or sale, the Conversion Price shall, pursuant to the following formula (the "Conversion Formula"), be adjusted to a Conversion Price (calculated to the nearest cent) determined by dividing:

                  (i) an  amount  equal to the sum of (A) the  Conversion  Price immediately prior to such issue or sale, multiplied by the number of shares of Junior Stock outstanding at the close of business on the day next preceding the date of such issue or sale, plus (B) the aggregate consideration, if any, received or to be received by the Corporation upon such issue or sale, by

                  (ii) the number of shares of Junior Stock outstanding at the close of business on the date of such issue or sale after giving effect to the issuance of such Additional Shares of Junior Stock.

         (c) Definitions for Purposes of this Section 10. Notwithstanding any contrary definitions in these Articles, for purposes of this Section 10, the following definitions shall apply:

(1) Consideration. For the purpose of making any adjustment in the Conversion Price or number of shares of Common Stock acquired upon conversion of the Series B Preferred Stock, as provided above, the consideration received by the Corporation for any issue or sale of securities shall:

                  (i) to  the  extent it  consists  of cash, be deemed to be the amount of cash received by the Corporation for such shares (or, if such shares are offered by the Corporation for subscription, the subscription price, or, if such shares are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price), without deducting therefrom any compensation or discount paid or allowed to underwriters or dealers or others performing similar services or for any expenses incurred in connection therewith;

                  (ii) to the extent it consists of property other than cash, be computed at the fair market value thereof as determined in good faith by the Board of Directors of the Corporation, at or about, but as of, the date of the adoption of the resolution specifically authorizing such issuance or sale, irrespective of any accounting treatment thereof; provided, however, that such fair market value as determined by the Board of Directors of the Corporation, when added to any cash consideration received in connection with such issuance or sale, shall not exceed the aggregate market price of the Additional Shares of Junior Stock being issued, as of the date of the adoption of such resolution; and

                  (iii) Additional Shares

                           (A) if Additional Shares of Junior Stock or Convertible Securities (as hereinafter defined) or rights or options to purchase either Additional Shares of Junior Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Corporation for consideration which covers both, the consideration received for the Additional Shares of Junior Stock, Convertible Securities or rights or options shall be computed as that portion of the consideration so received which is reasonably determined in good faith by the Board of Directors of the Corporation to be allocable to such Additional Shares of Junior Stock, Convertible Securities or rights or options. For the purpose of making any adjustment in the Conversion Price provided in this Section 10, if at any time, or from time to time, the Corporation issues any stock or other securities convertible into Additional Shares of Junior Stock (such stock or other securities being hereinafter referred to as "Convertible Securities") or issues any rights or options to purchase Additional Shares of Junior Stock or Convertible Securities (such rights or options being hereinafter referred to as "Rights"), then, and in each such case, the Corporation shall be deemed to have issued at the time of the issuance of such Rights or Convertible Securities the maximum number of Additional Shares of Junior Stock issuable upon exercise or conversion thereof and to have received in consideration for the issuance of such shares an amount equal to the aggregate Effective Conversion Price of such Rights or Convertible Securities. For the purposes of this Section 10, "Effective Conversion Price" shall mean an amount equal to the sum of the lowest amount of consideration, if any, received or receivable by the Corporation with respect to any one Additional Share of Junior Stock upon issuance of the Rights or Convertible Securities and upon their exercise or conversion, respectively. No further adjustment of the Conversion Price shall be made as a result of the actual issuance of Additional Shares of Junior Stock on the exercise of any such Rights or the conversion of any such Convertible Securities;

                           (B) if the purchase price or rate at which any Rights or Convertible Securities are convertible into or exchangeable for Additional Shares of Junior Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution), the Conversion Price then in effect shall forthwith be readjusted as otherwise provided herein to the Conversion Price that would have been in effect at such time had such Rights or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion right, as the case may be, at the time initially issued, granted or sold. If the purchase price, or the rate or the additional consideration (if any) payable upon the exercise, conversion or exchange of any Rights or Convertible Securities shall be changed at any time or by reason of provisions with respect thereto designed to protect against dilution, then in the case of the delivery of shares of Junior Stock upon exercise, conversion or exchange of any such Rights or Convertible Security, the Conversion Price then in effect hereunder shall, upon issuance of such shares of Junior Stock, be adjusted to such amount as would have obtained had such Right or Convertible Security never been issued and had adjustments been made only upon the issuance of the shares of Junior Stock delivered as aforesaid and for the consideration actually received for such Convertible Security and the Junior Stock;

                           (C) in the event of the termination or expiration of any right to exercise, convert or exchange Rights or Convertible Securities, the Conversion Price then in effect shall, upon such termination, be changed to the Conversion Price that would have been in effect at the time of such expiration or termination had such Right or Convertible Security, to the extent outstanding immediately prior to such expiration or termination, never been issued, and the shares of Junior Stock issuable thereunder shall no longer be deemed to be outstanding Junior Stock.

         (2) Outstanding Junior Stock. For purposes of this Section 10, in determining the number of shares of the Junior Stock of this Corporation outstanding at any time, there shall be included, in addition to the Junior Stock then issued and outstanding, all Junior Stock then issuable upon exercise of all outstanding Rights and conversion of all outstanding Convertible Securities.

         (3) Additional Shares of Junior Stock. "Additional Shares of Junior Stock" as used in this Section 10 shall mean all shares of Junior Stock or Convertible Securities and Rights issued by the Corporation subsequent to the date of these Designation, other than (i) shares of Common Stock issued pursuant to the conversion of Series B Preferred Stock, and (ii) the issuance and sale of, or the grant of options to purchase Common Stock, to employees, directors or officers of, or bona fide consultants to, the Corporation and its subsidiaries pursuant to stock plans or options or agreements adopted or approved by the Corporation's Board of Directors (including shares issued or sold pursuant to the exercise of any stock option or purchased pursuant to a grant under the Corporation's stock option plans or stock purchase plans or pursuant to agreements entered into for employee compensation purposes prior to the date of this Designation).

         (d) Certification of Adjustments. In each case of an adjustment or readjustment of the Conversion Price or the number of shares of Common Stock or other securities issuable upon conversion of the Series B Preferred Stock, if the change is greater than 1% from the previous change the Corporation, at its expense, shall cause independent public accountants selected by the Corporation to compute such adjustment or readjustment in accordance with this Certificate and to prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first-class mail, postage prepaid, to each registered holder of the Series B Preferred Stock at the holder's address as shown on the Corporation's stock transfer books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (i) the Conversion

Price at the time in effect for the Series B Preferred Stock, and (ii) the number of shares of Common Stock and the type and amount, if any, of other property which at the time would be received upon conversion of the Series B Preferred Stock. The form of such certificate shall be reasonably acceptable to the holders of record of a majority of the shares of Series B Preferred Stock then outstanding.

Section 11. Mandatory Redemption.

         (a) At any time on or after the earlier to occur of (1) an Event of Default and (2) September 30, 2007, holders of the Series B Preferred Stock may require the Corporation to redeem all or a portion of the shares of Series B Preferred Stock held by such holders (to the extent that such redemption shall not violate any applicable provisions of the laws of the State of Delaware) at a price in cash equal to the Stated Value per share, plus an amount equal to any dividends accrued but unpaid thereon (such amount is hereinafter referred to as the "Redemption Price"); provided, however, that if the Reimbursement Note has not been paid in full as of the date the holders of the Series B Preferred Stock require the Corporation to redeem such shares of Series B Preferred Stock (the "Redemption Date"), the Corporation may pay the Redemption Price by delivery of a promissory note in the amount of the Redemption Price to the holder of the Series B Preferred Stock to be redeemed. If the holder of shares of the Series B Preferred Stock to be redeemed is to receive a promissory note as payment of the Redemption Price, the promissory note shall be in substantially the same form as the Subordinated Note and will mature on the last day of the quarter following the payment in full of the Reimbursement Note. If the Corporation is unable on the Redemption Date to redeem any shares of Preferred Stock then to be redeemed because such redemption would violate the applicable laws of the State of Delaware, then the Corporation shall redeem such shares as soon thereafter as redemption would not violate such laws.

         (b) On or prior to the Redemption Date, each holder of Series B Preferred Stock to be redeemed shall surrender its certificate or certificates representing such shares to the Corporation, and thereupon the Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. From and after the Redemption Date, unless there shall have been a default in payment of the Redemption Price, all rights of the holders of the Series B Preferred Stock redeemed (except the right to receive the Redemption Price upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

Section 12. Certain Definitions. As used in this Certificate, the following terms shall have the following respective meanings:

         "Available Funds" shall mean any funds legally available for the payment of dividends and interest accrued with respect to shares of the Series B Preferred Stock.

         "Business Day" shall mean any day other than a Saturday, Sunday or a day on which the Rights Agent is authorized or obligated by law or executive order to close.

         "Current Value" of any share of Preferred Stock, Common Stock or any other property on any date shall be determined as provided in this Section 12. In the case of publicly traded securities, Current Value on any date shall be deemed to be the average of the daily closing prices per share of such stock for the thirty (30) consecutive Trading Days immediately prior to such date; provided, however, that in the event the Current Value per share of any security is determined during a period which includes any date that is within 30 Trading Days after the announcement by the issuer of such security of a dividend or distribution payable in shares of such securities or securities convertible into shares of such securities (other than the Rights), or any subdivision, combination or reclassification of such securities, then, and in each such case, the Current Value shall be properly adjusted to take into account ex-dividend or post-effective date trading. The closing price for each day shall be the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. , Automated Quotation System or such other system then in use, or, if on any such date such securities are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such securities selected by the Board or, if the securities are listed or admitted to trading on the New York Stock Exchange, the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system or, if such securities are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such securities are listed or admitted to trading. If the security is not publicly held or not so listed or traded, "Current Value" means the fair value of a share of Preferred Stock, Common Stock or other property, as determined by a "Big Five" or other nationally recognized accounting firm (jointly selected by the Corporation and holders of Series B Preferred Stock), which shall be determined based on the fair market value of the Corporation and the number of outstanding shares of stock of the Corporation (assuming full conversion of all convertible shares of stock of the Corporation) and without any discount relating to minority ownership, lack of liquidity or similar factors. If the holders of Series B Preferred Stock (voting as a class) and the Corporation are unable to agree on the accounting firm, then each shall choose an accounting firm, and those accounting firms shall jointly select another nationally recognized accounting firm to perform the value determination.

         "Event of Default" shall have such meaning as is ascribed to it in the Stock Issuance and Subscription Agreement between the Corporation and Omega Healthcare Investors, Inc., a Maryland corporation.

         "Issue Date" means the date on which the shares of Series B Preferred are issued.

         "Junior Stock" shall mean any shares of any series or class of capital stock of the Corporation, other than the Series B Preferred Stock.

         "Subordinated Note" means the Subordinated Note in the original principal amount of $1,700,000 from the Corporation in favor of Omega Healthcare Investors, Inc., a Maryland corporation.

         "Trading Day" shall mean a day on which the principal national securities exchange on which the shares of such security are listed or admitted to trading is open for the transaction of business or, if the shares of such security are not listed or admitted to trading on any national securities exchange, a Business Day.

Section 13. Costs. The Corporation shall pay all taxes and other governmental charges (other than any income or other taxes imposed upon the profits realized by the recipient) that may be imposed in respect of the issue or delivery of shares of Common Stock or other securities or property upon conversion of shares of Series B Preferred Stock, including without limitation, any tax or other charge (other than any transfer tax) imposed in connection with the issue and delivery of shares of Common Stock or other securities at the time of such conversion in a name other than that in which the shares of Series B Preferred Stock so converted were registered.

Section 14. Amendment. The Corporation shall not amend, alter or repeal its Certificate of Incorporation, its Bylaws or this Certificate of Designation in any manner which would materially alter or change the powers, preferences or rights of the Series B Preferred Stock so as to effect them adversely without the affirmative vote of the holders of at least a majority of the outstanding shares of Series B Preferred Stock, voting together as a class.

         This Certificate of Designation to the Charter of the Corporation shall be effective immediately upon filing thereof with the Secretary of the State of Delaware.

                                                     ADVOCAT INC.
                                                     By:
                                                     Title:
                                                     Dated: November ____, 2000

                                    EXHIBIT B

                          FORM OF REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this "Agreement") is made as of November __, 2000 by and among ADVOCAT INC., a Delaware corporation (the "Company"), and OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation (the "Preferred Stockholder").

                                    RECITALS

A. The Company, the Preferred Stockholder and certain others are parties to a Settlement and Restructuring Agreement dated as of the same date as this Agreement (the "Restructuring Agreement").

B. Pursuant to the Restructuring Agreement, the Preferred Stockholder has agreed to acquire shares of the Company's Series B Convertible Preferred Stock (the "Preferred Stock") pursuant to that certain Stock Issuance and Subscription Agreement dated the same date as this Agreement (the "Stock Issuance Agreement") provided that the Company enters into this Agreement.

C. Also pursuant to the Restructuring Agreement, the Company has issued to the Preferred Stockholder a Subordinated Note in the stated principal amount of $1,700,000 dated the same date as this Agreement, which is convertible into Common Stock of the Company (the "Subordinated Note").

                                   AGREEMENTS

In consideration of the foregoing and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

1. Definitions. In addition to terms defined elsewhere herein, as used in this Agreement, the terms:

"Approved Registration Rights Agreement"means a written agreement between the Company and a holder of Common Stock or capital stock convertible into Common Stock which grants such holder registration rights with respect to Common Stock and (1) has been consented to in writing by the Preferred Stockholder or (2) such holder has paid to the Company an amount in the aggregate in excess of $5,000,000 for such stock at a per share purchase price (assuming the conversion of any convertible securities into Common Stock) equal to or greater than the Current Value as of the date of such transaction.

"Commission" means the Securities and Exchange Commission.

"Current Value" shall have the meaning assigned to such term in the Certificate of Designation of Advocat Inc. pursuant to which the Company designated the Preferred Stock.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Public Offering" means any offering by the Company of its equity securities to the public pursuant to an effective registration statement under the Securities Act or any comparable statement under any comparable federal statute then in effect.

"Registrable Shares" means at any time (i) any shares of Common Stock then outstanding and beneficially held, directly or indirectly, by a Preferred Stockholder; (ii) any shares of Common Stock then issuable upon exercise or conversion of any Preferred Stock, or upon conversion of any accrued, but unpaid, dividends on the Preferred Stock, held by a Preferred Stockholder (including any shares of Common Stock issuable upon exercise or conversion of any Preferred Stock issuable upon exercise or conversion of the Subordinated
Note); (iii) any shares of Common Stock then issuable upon exercise or conversion of the Subordinated Note; and (iv) any shares of Common Stock then issuable directly or indirectly upon the conversion or exercise of other securities which were issued as a dividend or other distribution with respect to or in replacement of any shares referred to in (i), (ii) or (iii); provided, however, that Registrable Shares shall not include any shares which have been registered pursuant to the Securities Act or which have been sold to the public pursuant to Rule 144 under the Securities Act. For purposes of this Agreement, a person will be deemed to be a holder of Registrable Shares whenever such person has the then-existing right to acquire such Registrable Shares (by conversion or otherwise), whether or not such acquisition actually has been effected. A security shall cease to be a Registrable Share when (i) it has been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering it or (ii) it is distributed to the public pursuant to Rule 144 (or any similar provision then in effect under the Securities Act).

"Securities Act" means the Securities Act of 1933, as amended.

2. Demand Registration.

2.1  Requests  for  Registration.  Subject to the terms of this  Agreement,  the
Preferred Stockholder may, at any time, request registration under the Securities Act of all or part of its Registrable Shares (provided that if the request is for less than all of the Registrable Shares then held, the request must be for at least 25% of the number of shares of Common Stock which the Preferred Stockholder would hold upon conversion of all shares of Preferred Stock held by the Preferred Stockholder as of the date of this Agreement), on Form S-1 or any similar long-form registration ("Long-Form Registration") or, if available, on Form S-2 or S-3 or any similar short-form registration (a "Short-Form Registration" - a Long Form Registration and Short Form Registration are defined as a "Demand Registration"). Within thirty (30) days after receipt of any request pursuant to this Section 2.1, the Company will, subject to
Section 2.2 below, give written notice of such request to all other parties hereto and will include in such registration all Registrable Shares with respect to which the Company has received written requests for inclusion within thirty
(30) days after delivery of the Company's notice. The Preferred Stockholder will be entitled to request two (2) Demand Registrations in which the Company will pay all Registration Expenses (as defined in Section 6 below). A registration will not constitute one of the permitted Demand Registrations until it has become effective. The Company shall be entitled to include in any Demand Registration shares to be sold by the Company for its own account, provided that in the event that the number of shares included by the Company exceeds fifty percent (50%) of the shares registered in such registration, such registration will not count as a Demand Registration hereunder.

2.2 Priority. The Company will include in any Demand Registration any Registrable Shares; provided, however, if the Demand Registration is an underwritten offering and the managing underwriter(s) advise the Company in writing that in their opinion the number of securities requested to be included exceeds the number of securities which can reasonably be sold in such offering, the Company will include in such registration, first, the Registrable Shares requested to be included in such registration or any previous registration by the Preferred Stockholder, second, the securities that the Company will include in such registration, and third, other securities requested to be included in such registration.

2.3 Restrictions. The Company will not be obligated to effect any Demand Registration within nine months after the effective date of a previous Demand Registration. The Company may postpone for up to six (6) months the filing or the effectiveness of a registration statement for a Demand Registration if the Company's Board of Directors determines in good faith that the offering would have a harmful effect on the Company; provided, however, that the Company shall not be entitled to delay the effectiveness of any Demand Registration for a period in excess of nine (9) months in any twelve (12) month period pursuant to this and the preceding sentence.

2.4 Selection of Underwriters. The Company shall have the right to select the managing underwriter(s) to administer the offering anticipated by any Demand Registration, provided that such managing underwriters shall be qualified nationally recognized underwriters and subject to the Preferred Stockholder's approval which will not be unreasonably withheld or delayed.

3. Piggyback Registration.

3.1 Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act (other than on a registration on Forms S-8 and S-4 (or comparable forms) or a registration of non-convertible debt securities) on a registration form which may be used for the registration of any Registrable Shares (a "Piggyback Registration"), the Company will give prompt written notice to all holders of the Registrable Shares of its intention to effect such a registration and will include in such registration all Registrable Shares (in accordance with the priorities set forth in Sections 3.2 and 3.3 below) with respect to which the Company has received written requests for inclusion within fifteen (15) days after the delivery of the Company's notice. The Company may withdraw its proposal at any time prior to the effective date of the offering.

3.2 Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can reasonably be sold in such offering, the Company will include in such registration first, the securities that the Company proposes to sell; second, on a pro rata basis (a) the Registrable Shares requested to be included in such registration or any previous registration by the Preferred Stockholder and (b) other securities required to be included in such Piggyback Registration pursuant to an Approved Registration Rights Agreement (provided that in any event the Preferred Stockholder shall be entitled to include not less than 50% of the number of such shares); and third, other securities requested to be included in such registration.

3.3 Priority on Secondary Registrations. If one or more stockholders other than a Preferred Stockholder requests that the Company make an underwritten secondary registration on its or their behalf and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can reasonably be sold in such offering, the Company will include in such registration first, on a pro rata basis (a) the Registrable Shares, if any, requested to be included therein by the Preferred Stockholder and (b) other securities required to be included in such Piggyback Registration pursuant to the Approved Registration Rights Agreements (provided that in any event the Preferred Stockholder shall be entitled to include in the Piggyback Registration not less than 50% of the number of such shares), and, second, other securities requested to be included in such registration.

3.4 Other Registrations. If the Company has previously filed a registration statement with respect to Registrable Shares pursuant to Section 2 or pursuant to this Section 3, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Forms S-8 or S-4 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least six months has elapsed from the effective date of such previous registration.

3.5 Selection of Underwriters. In connection with any Piggyback Registration in which the Purchaser has elected to include Registrable Shares, the Company shall have the right to select the managing underwriters to administer any offering of the Company's securities in which the Company participates provided that such managing underwriters shall be qualified nationally recognized underwriters.

4. Holdback Agreements.

4.1 Holders' Agreements. Each holder of Registrable Shares agrees not to effect any public sale or distribution of equity securities of the Company (including pursuant to Rule 144 under the Securities Act), or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to, and during the one hundred eighty (180) days following, the effective date of any underwritten registration of the Company's securities (except as part of such underwritten registration), or such other period as the underwriters managing the registered public offering otherwise reasonably determine or reasonably require.

4.2 Company's Agreements. The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to, and during the one hundred eighty (180) days following, the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) use its reasonable efforts to cause each holder of at least five percent (5%) (on a fully diluted basis) of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities who has acquired such securities directly from the Company to agree not to effect any public sale or distribution of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

5. Registration Procedures. Whenever the holders of Registrable Shares have requested that any Registrable Shares be registered pursuant to this Agreement, the Company will use commercially reasonable efforts to effect the registration and sale of such Registrable Shares in accordance with the intended method of disposition thereof and, pursuant thereto, the Company will as expeditiously as possible:

     (a) prepare and file with the Commission a registration statement with respect to such Registrable Shares and use commercially reasonable efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus, or any amendments or supplements thereto, the Company will furnish copies of all such documents proposed to be filed to the counsel or counsels for the holders of the Registrable Shares covered by such registration statement);

     (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus(es) used in connection therewith as may be necessary to keep such registration statement effective for a period of four months or until distribution is complete and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

     (c) furnish to each seller of Registrable Shares such number of copies of such registration statement, each amendment and supplement thereto, the prospectus(es) included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such seller;

     (d) use commercially reasonable efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Shares owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

     (e) notify each seller of such Registrable Shares, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus will not contain any untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

     (f) cause all such Registrable Shares to be listed on each securities exchange or national quotation system on which similar securities issued by the Company are then listed or quoted;

     (g) provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such registration statement;

     (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Shares being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Shares (including, without limitation, effecting a stock split or a combination of shares), subject to any necessary shareholder approvals;

     (i) upon prior notice and during normal business hours, make reasonably available for inspection by any seller of Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

     (j) advise each seller of such Registrable Shares, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use all reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

     (k) as long as practicable prior to the filing of any registration statement or prospectus, or any amendment or supplement to such registration statement or prospectus, furnish a copy thereof to each seller of such Registrable Shares and refrain from filing any such registration statement, prospectus, amendment or supplement to which counsel selected by the Preferred Stockholder shall have reasonably objected on the grounds that such document does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, unless, in the case of an amendment or supplement, in the opinion of counsel for the Company the filing of such amendment or supplement is reasonably necessary to comply with any applicable federal or state law and such filing will not violate applicable laws; and

     (l) at the request of any seller of such Registrable Shares in connection with an underwritten offering, furnish on the date or dates provided for in the underwriting agreement: (i) an opinion of counsel, addressed to the underwriters and the sellers of Registrable Shares, covering such matters as such underwriters and sellers may reasonably request, including such matters as are customarily furnished in connection with an underwritten offering; and (ii) a letter or letters from the independent certified public accountants of the Company addressed to the underwriters and the sellers of Registrable Shares, covering such matters as such underwriters and sellers may reasonably request, in which letter(s) such accountants shall state, without limiting the generality of the foregoing, that they are independent certified public accountants within the meaning of the Securities Act and that in their opinion the financial statements and other financial data of the Company included in the registration statement, the prospectus(es), or any amendment or supplement thereto, comply in all material respects with the applicable accounting requirements of the Securities Act. In the case of an underwritten offering where the Company has elected not to conduct a "road show", the Company will, on no more than two separate occasions, provide for a reasonable period of time officers or employees reasonably selected by the underwriters to assist the underwriters in their sales efforts on behalf of the sellers of Registrable Shares. In the event that the requested assistance involves travel, costs incidental thereto shall be for the account of such sellers.

     Each Holder agrees that upon receipt of any notice from the Company of the happening of any event of the kind set forth in Sections 5(e) and (j) above, such Holder will discontinue its disposition of Registrable Shares pursuant to the registration statement relating thereto until such Holder receives copies of the supplement or amendment contemplated by Section 5(e) or the withdrawal of the stop order contemplated by Section 5(j).

6. Registration Expenses.

6.1 Company's Expenses. All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne by the Company. The Company shall not, however, be required to pay for expenses of any registration proceeding begun hereunder, the request for which has been subsequently withdrawn by the initiating holder unless (a) such withdrawal was at the Company's request; (b) the withdrawal is based upon material adverse information concerning the Company of which the initiating holder was not aware at the time of such request; or (c) the requesting holder agrees to forfeit its right to one requested Demand Registration hereunder.

6.2 Holder's Expenses. Notwithstanding anything to the contrary contained herein, each holder of Registrable Shares will pay all discounts and commissions attributable to their respective shares and all attorney fees and disbursements for counsel they retain in connection with the registration of Registrable Shares, except that the Company will reimburse the party initiating a Demand Registration (unless such demand is withdrawn in the manner described in the last sentence of Section 6.1) for the reasonable fees and disbursements of one counsel (subject to the approval of the Company which shall not be unreasonably withheld or delayed) chosen by the party initiating such Demand Registration in connection with such Demand Registrations.

7. Indemnification.

7.1 By the Company. The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Shares, its officers and directors and each person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including without limitation, attorney's fees) caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with the number of copies of the same requested pursuant to Section 5(c). In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Shares. The payments required by this Section 7.1 will be made periodically during the course of the investigation or defense, as and when bills are received or expenses incurred.

7.2 By Each Holder. In connection with any registration statement in which a holder of Registrable Shares is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (i) resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder and (ii) for such holder's failure to deliver to any transferee a prospectus or and amendment or supplement previously provided to the holder by the Company; provided that the obligation to indemnify will be several, not joint and several, among such holders of Registrable Shares.

7.3 Procedure. Any person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

7.4 Survival. The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of securities, but shall be subject to and subordinated to any contrary indemnification provision contained in any underwriting agreement entered into in connection with an underwritten public offering. The Company also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company's indemnification is unavailable for any reason.

8. Compliance with Rule 144. At the request of any holder who proposes to sell securities in compliance with Rule 144 of the Commission, the Company will use its commercially reasonable efforts to (i) forthwith furnish to such holder a written statement of compliance with the filing requirements of the Commission as set forth in Rule 144, as such rule may be amended from time to time and (ii) make available to the public and such holders such information as will enable the holders to make sales pursuant to Rule 144.

9. Participation in Underwritten Registrations. To the extent such requirements are consistent with the terms hereof, no person may participate in any registration hereunder which is underwritten unless such person (a) agrees to sell its securities on the basis provided in any underwriting arrangements approved by such person or persons entitled hereunder to approve such arrangements, (b) completes and executes all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, (c) provides all information reasonably requested by the Company in connection with such registration, including copies of documents, instruments and agreements and
(d) complies with all applicable federal and state securities laws in connection with such registration.

10. Miscellaneous.

10.1 No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Shares in this Agreement.

10.2 Public Status. The Company shall use its commercially reasonable efforts to cause the Common Stock to remain registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "34 Act") and shall use commercially reasonable efforts to timely file all reports required to be filed by the Company under the 34 Act.

10.3 Adjustments Affecting Registrable Shares. The Company will not take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the holders of Registrable Shares to include such Registrable Shares in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Shares in any such registration, including, without limitation, effecting a stock split or combination of shares.

10.4 Other Registration Rights. Except as provided in this Agreement or pursuant to an Approved Registration Rights Agreement, the Company will not hereafter grant to any person or persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the Preferred Stockholder.

10.5 Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto, whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of the Preferred Stockholder or holders of shares of stock hereunder are also for the benefit of, and enforceable by, any subsequent holders of such shares of stock.

10.6 Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

10.7 Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement.

10.8 Notices. Any notices required or permitted to be sent hereunder shall be made in the manner provided for in the Restructuring Agreement.

10.9 Governing Law. All questions concerning the construction, validity and interpretation of this Agreement, and the performance of the obligations imposed by this Agreement, hall be governed by the laws of the State of Delaware applicable to contracts made and wholly to be performed in that state.

10.10 Final Agreement. This Agreement, together with the Restructuring Agreement, the Stock Issuance Agreement and all other agreements entered into by the parties hereto pursuant to the Restructuring Agreement, constitutes the complete and final agreement of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

10.11 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument. 10.12 No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be used against any party.

                          Signatures on following page.

         IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement on the date first set forth above.


                                            THE COMPANY:
                                            ADVOCAT INC.
                                            By: ___________________________
                                            Name: ___________________________
                                            Title: ___________________________

                                            PREFERRED STOCKHOLDER:
                                            OMEGA HEALTHCARE INVESTORS, INC.
                                            By: ___________________________
                                            Name: ___________________________
                                            Title: ___________________________

                                   EXHIBIT J

                                FORM OF GUARANTY
                                   (SUBLEASE)


         This GUARANTY ("Guaranty") is given as of _______________, 2000 ("Effective Date"), by ____________________________________, ("Guarantor"), in
favor of STERLING ACQUISITION CORP., a Kentucky corporation ("Lessor") whose address is 900 Victors Way, Suite 350, Ann Arbor, Michigan 48108, with reference to the following facts:

                                    RECITALS

         A. Diversicare Leasing Corp., a Tennessee corporation (the "Lessee"), executed and delivered to Lessor a Consolidated Amended and Restated Master Lease dated ___________, 2000 (the "Master Lease") pursuant to which the Lessee is leasing from Lessor certain healthcare facilities identified therein (the "Facilities").

         B. Guarantor, subject to the consent of Lessor, intends to sublease certain Facilities from the Lessee pursuant to a sublease dated _______, 20___ (the "Sublease") by and between Lessee, as sublessor and Guarantor, as sublessee.

         C. Guarantor is a wholly owned subsidiary of the Lessee and maintains a direct financial interest in the Lessee. It is to the advantage of Guarantor that Lessor consent to the Sublease and continue to lease the Facilities to Lessee pursuant to the Master Lease.

         D. As a material inducement for Lessor to consent to the Sublease and to continue to lease the Facilities to Lessee pursuant to the Master Lease, Guarantor has agreed to guarantee the payment of all amounts due from, and the performance of all obligations undertaken by the Lessee under the Master Lease and any security agreements, promissory notes, letter of credit agreements, guarantees or other documents which evidence, secure or otherwise relate to the Master Lease (the Master Lease and all such documents, and any and all amendments, modifications, extensions and renewals thereof, are hereinafter referred to collectively as the "Sterling Transaction Documents"), all as hereinafter set forth.

         WHEREFORE, the parties hereby agree as follows:

         1. Defined Terms. All capitalized terms used herein and not defined herein shall have the meaning for such terms set forth in the Master Lease.

         2. Guaranty. Guarantor hereby unconditionally and irrevocably, guarantees to Lessor (i) the payment when due of all Rent and all other sums payable by the Lessee under the Master Lease, and (ii) the faithful and prompt performance when due of each and every one of the terms, conditions and covenants to be kept and performed by the Lessee under the Sterling Transaction Documents, any and all amendments, modifications, extensions and renewals of the

Sterling Transaction Documents, including without limitation all indemnification obligations, insurance obligations, and all obligations to operate, rebuild, restore or replace any facilities or improvements now or hereafter located on the real estate covered by the Master Lease. In the event of the failure of the Lessee to pay any such amounts owed, or to render any other performance required of the Lessee under the Sterling Transaction Documents, when due, Guarantor shall forthwith perform or cause to be performed all provisions of the Sterling Transaction Documents to be performed by the Lessee thereunder, and pay all damages that may result from the non-performance thereof to the full extent provided under the Sterling Transaction Documents (collectively, the "Obligations"). As to the Obligations, Guarantor's liability under this Guaranty is without limit.

         3. Survival of Obligations. The obligations of Guarantor under this Guaranty with respect to the Sterling Transaction Documents shall survive and continue in full force and effect (until and unless all Obligations, the payment and performance of which are hereby guaranteed, have been fully paid and performed) notwithstanding:

         (a) any amendment, modification, or extension of any Sterling Transaction Document;

         (b) any compromise, release, consent, extension, indulgence or other action or inaction in respect of any terms of any Sterling Transaction Document or any other guarantor;

         (c) any substitution or release, in whole or in part, of any security for this Guaranty which Lessor may hold at any time;

         (d) any exercise or non-exercise by Lessor of any right, power or remedy under or in respect of any Sterling Transaction Document or any security held by Lessor with respect thereto, or any waiver of any such right, power or remedy;

         (e)      any  bankruptcy,  insolvency,   reorganization,   arrangement,
                  adjustment, composition, liquidation, or the like of Lessee or any other guarantor;

         (f) any limitation of the Lessee's liability under any Sterling Transaction Document or any limitation of the Lessee's liability thereunder which may now or hereafter be imposed by any statute, regulation or rule of law, or any illegality, irregularity, invalidity or unenforceability, in whole or in part, of any Sterling Transaction Document or any term thereof;

         (g) any sale, lease, or transfer of all or any part of any interest in any Facility to any other person, firm or entity other than to Lessor;

         (h) any act or omission by Lessor with respect to any of the security instruments given or made as a part of the Sterling Transaction Documents or any failure to file, record or otherwise perfect any of the same;

         (i) any extensions of time for performance under the Sterling Transaction Documents, whether prior to or after maturity;

         (j) the release of any collateral from any lien in favor of Lessor, or the release of the Lessee from performance or observation of any of the agreements, covenants, terms or conditions contained in any Sterling Transaction Document by operation of law or otherwise;

         (k) the fact that the Lessee may or may not be personally liable, in whole or in part, under the terms of any Sterling Transaction Document to pay any money judgment;

         (l) the failure to give Guarantor any notice of acceptance, default or otherwise;

         (m) any other guaranty now or hereafter executed by Guarantor or anyone else in connection with any Sterling Transaction Document;

         (n) any rights, powers or privileges Lessor may now or hereafter have against any other person, entity or collateral; or

         (o) any other circumstances, whether or not Guarantor had notice or knowledge thereof, other than the payment or performance of all of the Obligations.

         4. Primary Liability. The liability of Guarantor with respect to the Sterling Transaction Documents shall be joint and several, primary, direct and immediate, and Lessor may proceed against the Guarantor: (i) prior to or in lieu of proceeding against the Lessee, its assets, any security deposit, or any other guarantor; and (ii) prior to or in lieu of pursuing any other rights or remedies available to Lessor. All rights and remedies afforded to Lessor by reason of this Guaranty or by law are separate, independent and cumulative, and the exercise of any rights or remedies shall not in any way limit, restrict or prejudice the exercise of any other rights or remedies.

         In the event of any default under any Sterling Transaction Document, a separate action or actions may be brought and prosecuted against the Guarantor, or any one of them, whether or not the Lessee is joined therein or a separate action or actions are brought against the Lessee. Lessor may maintain successive actions for other defaults. Lessor's rights hereunder shall not be exhausted by its exercise of any of its rights or remedies or by any such action or by any number of successive actions until and unless all indebtedness and obligations the payment and performance of which are hereby guaranteed have been paid and fully performed.

         5. Obligations Not Affected. In such manner, upon such terms and at such times as Lessor in its sole discretion deems necessary or expedient, and without notice to Guarantor, Lessor may: (a) amend, alter, compromise, accelerate, extend or change the time or manner for the payment or the performance of any obligation hereby guaranteed; (b) extend, amend or terminate any of the Sterling Transaction Documents; or (c) release the Lessee by consent to any assignment (or otherwise) as to all or any portion of the obligations hereby guaranteed. Any exercise or non-exercise by Lessor of any right hereby given Lessor, dealing by Lessor with Guarantor or any other guarantor, the Lessee or any other person, or change, impairment, release or suspension of any right or remedy of Lessor against any person including the Lessee and any other guarantor will not affect any of the obligations of Guarantor hereunder or give Guarantor any recourse or offset against Lessor.

         6. Waiver. With respect to the Sterling Transaction Documents, Guarantor hereby waives and relinquishes all rights and remedies accorded by applicable law to sureties and/or guarantors or any other accommodation parties, under any statutory provisions, common law or any other provision of law, custom or practice, and agrees not to assert or take advantage of any such rights or remedies including, but not limited to:

         (a) any right to require Lessor to proceed against the Lessee or any other person or to proceed against or exhaust any security held by Lessor at any time or to pursue any other remedy in Lessor's power before proceeding against Guarantor or to require that Lessor cause a marshaling of the Lessee's assets or the assets, if any, given as collateral for this Guaranty or to proceed against the Lessee and/or any collateral, including collateral, if any, given to secure Guarantor's obligation under this Guaranty, held by Lessor at any time or in any particular order;

         (b) any defense that may arise by reason of the incapacity or lack of authority of any other person or persons;

         (c) notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of the Lessee, Lessor, any creditor of the Lessee or the Guarantor or on the part of any other person whomsoever under this or any other instrument in connection with any obligation or evidence of indebtedness held by Lessor or in connection with any obligation hereby guaranteed;

         (d) any defense based upon an election of remedies by Lessor which destroys or otherwise impairs the subrogation rights of Guarantor or the right of Guarantor to proceed against the Lessee for reimbursement, or both;

         (e) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

         (f) any duty on the part of Lessor to disclose to Guarantor any facts Lessor may now or hereafter know about the Lessee, regardless of whether Lessor has reason to believe that any such facts materially increase the risk beyond that which Guarantor intends to assume or has reason to believe that such facts are unknown to Guarantor or has a reasonable opportunity to communicate such facts to Guarantor, it being understood and agreed that Guarantor is fully responsible for being and keeping informed of the financial condition of the Lessee and of all circumstances bearing on the risk of non-payment or non-performance of any obligations or indebtedness hereby guaranteed;

         (g) any defense arising because of Lessor's election, in any proceeding instituted under the federal Bankruptcy Code, of the application of Section 1111 (b)(2) of the federal Bankruptcy Code; and

         (h) any defense based on any borrowing or grant of a security interest under Section 364 of the federal Bankruptcy Code.

         (i) any extension of time conferred by any law now or hereafter in effect and any requirement or notice of acceptance of this Guaranty or any other notice to which the undersigned may now or hereafter be entitled to the extent such waiver of notice is permitted by applicable law.

         7. Warranties. With respect to the Sterling Transaction Documents, Guarantor warrants that: (a) this Guaranty is executed at the Lessee's request; and (b) Guarantor has established adequate means of obtaining from the Lessee on a continuing basis financial and other information pertaining to the Lessee's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect Guarantor's risks hereunder, and Guarantor further agrees that Lessor shall have no obligation to disclose to Guarantor information or material acquired in the course of Lessor's relationship with Lessee.

         8. No-Subrogation. Guarantor shall have no right of subrogation and waive any right to enforce any remedy which Lessor now has or may hereafter have against Lessee and any benefit of, and any right to participate in, any security now or hereafter held by Lessor with respect to the Master Lease.

         9. Subordination. Upon the occurrence of an Event of Default under any Sterling Transaction Document, which is not cured by Guarantor, the indebtedness or obligations of Lessee to Guarantor shall not be paid in whole or in part nor will Guarantor accept any payment of or on account of any amounts owing, without the prior written consent of Lessor and at Lessor's request, Guarantor shall cause the Lessee to pay to Lessor all or any part of the subordinated indebtedness until the obligations under the Sterling Transaction Documents have been paid in full. Any payment by the Lessee in violation of this Guaranty shall be received by Guarantor in trust for Lessor, and Guarantor shall cause the same to be paid to Lessor immediately on account of the amounts owing from the Lessee to Lessor. No such payment will reduce or affect in any manner the liability of Guarantor under this Guaranty.

         10. No Delay. Any payments required to be made by Guarantor hereunder shall become due on demand in accordance with the terms hereof immediately upon the happening of an Event of Default under any Sterling Transaction Document.

         11. Application of Payments. With respect to the Sterling Transaction Documents, and with or without notice to Guarantor, Lessor, in Lessor's sole discretion and at any time and from time to time and in such manner and upon such terms as Lessor deems appropriate, may (a) apply any or all payments or recoveries from Lessee or from any other guarantor under any other instrument or realized from any security, in such manner and order of priority as Lessor may determine, to any indebtedness or other obligation of Lessee with respect to the Sterling Transaction Documents and whether or not such indebtedness or other obligation is guaranteed hereby or is otherwise secured or is due at the time of such application, and (b) refund to Lessee any payment received by Lessor under the Sterling Transaction Documents.

           12.      Guaranty Default.

           (a) As used herein, the term Guaranty Default shall mean one or more of the following events (subject to applicable cure periods):

                    (i) the failure of Guarantor to pay the amounts required to be paid hereunder at the times specified herein;

                    (ii) the failure of Guarantor to observe and perform any covenants, conditions or agreement on its part to be observed or performed, other than as referred to in Subsection (i) above, for a period of thirty (30) days after written notice of such failure has been given to Guarantor by Lessor, unless Lessor agrees in writing to an extension of such time prior to its expiration;

                    (iii) the occurrence of a default under any other guaranty between Lessor and Guarantor.

        (b) Upon the occurrence of a Guaranty Default, Lessor shall have the right to bring such actions at law or in equity, including appropriate injunctive relief, as it deems appropriate to compel compliance, payment or deposit, and among other remedies to recover its attorneys' fees in any proceeding, including any appeal therefrom and any post-judgement proceedings.

        13. Financial Statements. Guarantor shall deliver those Consolidated Financial Statements and other certificates as required by Article XXIII of the Master Lease in the form and at the times set forth therein.

        14.  Miscellaneous.

        (a) No term, condition or provision of this Guaranty may be waived except by an express written instrument to that effect signed by Lessor. No waiver of any term, condition or provision of this Guaranty will be deemed a waiver of any other term, condition or provision, irrespective of similarity, or constitute a continuing waiver of the same term, condition or provision, unless otherwise expressly provided.

        (b) If any one or more of the terms, conditions or provisions contained in this Guaranty is found in a final award or judgment rendered by any court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining terms, conditions and provisions of this Guaranty shall not in any way be affected or impaired thereby, and this Guaranty shall be interpreted and construed as if the invalid, illegal, or unenforceable term, condition or provision had never been contained in this Guaranty.

        (c) THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MICHIGAN, EXCEPT THAT THE LAWS OF THE STATE IN WHICH A FACILITY IS LOCATED SHALL GOVERN THIS AGREEMENT TO THE EXTENT NECESSARY (i) TO OBTAIN THE BENEFIT OF THE- RIGHTS AND REMEDIES SET FORTH HEREIN WITH RESPECT TO SUCH FACILITY, AND (ii) FOR PROCEDURAL REQUIREMENTS WHICH MUST BE GOVERNED BY THE LAWS OF THE STATE IN WHICH SUCH FACILITY IS LOCATED. GUARANTOR CONSENTS TO IN PERSONAM JURISDICTION BEFORE THE STATE AND FEDERAL COURTS OF MICHIGAN AND AGREES THAT ALL DISPUTES CONCERNING THIS GUARANTY BE HEARD IN THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OR STATES IN WHICH THE FACILITY OR FACILITIES ARE LOCATED OR IN MICHIGAN. GUARANTOR AGREES THAT SERVICE OF PROCESS MAY BE EFFECTED UPON IT UNDER ANY METHOD PERMISSIBLE UNDER THE LAWS OF THE STATE OR STATES IN WHICH THE FACILITY OR FACILITIES ARE LOCATED OR MICHIGAN AND IRREVOCABLY WAIVES ANY OBJECTION TO VENUE IN THE STATE AND FEDERAL COURTS OF THE STATE OR STATES IN WHICH THE FACILITY OR FACILITIES ARE LOCATED AND OF MICHIGAN.

        (d) GUARANTOR AND LESSOR HEREBY WAIVE TRIAL BY JURY AND THE RIGHT THERETO IN ANY ACTION OR PROCEEDING OF ANY KIND ARISING ON, UNDER, OUT OF, BY REASON OF OR RELATING IN ANY WAY TO THIS GUARANTY OR THE INTERPRETATION, BREACH OR ENFORCEMENT THEREOF.

        (e) In the event of any suit, action, arbitration or other proceeding to interpret this Guaranty, or to determine or enforce any right or obligation created hereby, the prevailing party in the action shall recover such party's actual costs and expenses reasonably incurred in connection therewith, including, but not limited to, attorneys' fees and costs of appeal, post judgment enforcement proceedings (if any) and bankruptcy proceedings (if any). Any court, arbitrator or panel of arbitrators shall, in entering any judgment or making any award in any such suit, action, arbitration or other proceeding, in addition to any and all other relief awarded to such prevailing party, include in such-judgment or award such party's costs and expenses as provided in this paragraph.

         (f) Guarantor (i) represents that it has been represented and advised by counsel in connection with the execution of this Guaranty; (ii) acknowledges receipt of a copy of the Sterling Transaction Documents; and (iii) further represents that Guarantor has been advised by counsel with respect thereto. This Guaranty shall be construed and interpreted in accordance with the plain meaning of its language, and not for or against Guarantor or Lessor, and as a whole, giving effect to all of the terms, conditions and provisions hereof.

         (g) Except as provided in any other written agreement now or at any time hereafter in force between Lessor and Guarantor, this Guaranty shall constitute the entire agreement of Guarantor with Lessor with respect to the subject matter hereof, and no representation, understanding, promise or condition concerning the subject matter hereof will be binding upon Lessor or Guarantor unless expressed herein.

         (h) All stipulations, obligations, liabilities and undertakings under this Guaranty shall be binding upon Guarantor and their respective successors and assigns and shall inure to the benefit of Lessor and to the benefit of Lessor's successors and assigns.

         (i) Whenever the singular shall be used hereunder, it shall be deemed to include the plural (and vice-versa) and reference to one gender shall be construed to include all other genders, including neuter, whenever the context of this Guaranty so requires. Section captions or headings used in the Guaranty are for convenience and reference only, and shall not affect the construction thereof.

         IN WITNESS WHEREOF, the undersigned has executed this Guaranty as of the date first written above.

                                   GUARANTOR:

                                   -------------------------------------

                                   By:  ________________________________
                                   Name:________________________________
                                   Its: ________________________________

STATE OF ___________       )
                                    ) ss.
COUNTY OF _________        )

                                    The foregoing instrument was acknowledged before me this _____ day of _________, 2000, by , the  ________________ of _____________
                                    known to me to be the person who executed this Guaranty.

                                   EXHIBIT K

                            FORM OF PLEDGE AGREEMENT
                     (Sterling Health Care Management, Inc.)

         This Pledge Agreement (this "Agreement") is made as of November ____, 2000, between DIVERSICARE LEASING CORP., a Tennessee corporation ("Pledgor"), and STERLING ACQUISITION CORP., a Kentucky corporation ("Creditor").

                               STATEMENT OF FACTS

         A. Pledgor is the owner of 100% of the outstanding equity interest in Sterling Health Care Management, Inc., a Kentucky corporation (the "Pledged Company").

         B. Pledgor and Creditor are parties to a certain Consolidated, Amended and Restated Master Lease dated November ___, 2000 (the "Master Lease"), pursuant to which Creditor leased certain skilled nursing facilities (the "Facilities") to Pledgor.

         C. Pledgor, subject to the consent of Creditor, intends to sublease certain Facilities to the Pledged Company pursuant to a sublease dated November ___, 2000 (the "Sublease") by and between Pledgor, as sublessor and Pledged Company, as sublessee.

         D. As an inducement for Creditor to consent to the Sublease and to continue to lease the Facilities to Pledgor pursuant to the Master Lease, Pledgor has agreed that the due performance and observance of Pledgor's obligations under the Master Lease and security agreements, letter of credit agreements, guarantees or other documents which evidence, secure or otherwise relate to the Master Lease (collectively, the "Lease Documents") will be secured by a lien on the Pledged Collateral (as that term is defined below) granted pursuant to this Agreement.

         The parties therefore agree as follows:

         1. Intercreditor Agreement. Creditor, Omega Healthcare Investors, Inc., a Maryland corporation and AmSouth Bank, successor in interest by merger to First American National Bank ("AmSouth") are parties to a certain Intercreditor Agreement dated October 1, 2000 (the "Intercreditor Agreement"). The Intercreditor Agreement governs the priority of AmSouth and Creditor with respect to their security interests in the Pledged Collateral (as hereinafter defined). Pursuant to the terms of the Intercreditor Agreement, AmSouth is acting as collateral agent for AmSouth and Creditor with respect to the Pledged Collateral during the term of the Intercreditor Agreement.

         2. Pledge; Grant of Security Interest. Subject to the terms of the Intercreditor Agreement, Pledgor hereby grants to Creditor a security interest, on the following terms and subject to the following conditions, in:

                    (a) all Pledgor's right, title and interest in the Pledged Company (the "Pledged Securities");

                    (b) any equity securities issued by the Pledged Company and any options, warrants or rights to acquire such securities, owned or acquired by Pledgor, directly or indirectly, now or at any time in the future;

                    (c) any securities or other property issued or distributed to Pledgor with respect to any securities described in clauses (a) or (b) above as a dividend or distribution or as a result of any amendment of the certificate of incorporation or other charter documents, merger, consolidation, redesignation, reclassification, purchase or sale of assets, dissolution, or plan of arrangement, compromise or reorganization of the issuer thereof;

                    (d) any rights incidental to the ownership of any of the securities described in clauses (a), (b) or (c) above, such as voting, conversion and registration rights and rights of recovery for violations of applicable securities laws; and,

                    (e) the proceeds of the exercise, redemption, sale or exchange of any of the foregoing, or any dividend, interest payment or other distribution of cash or property in respect thereof.

         All of the foregoing may be referred to herein as the "Pledged Collateral".

         3. Secured Obligations. The security interest described in Section 2 of this Agreement secures the prompt and full payment when due (and not merely the ultimate collectibility) of all Rent and all other sums payable by the Pledgor under (i) the Master Lease and the full performance of all obligations of Pledgor under the Lease Documents, (ii) any leases of the Facilities made by Creditor after the filing of a petition for relief pursuant to Section 364 of the Bankruptcy Code (11 U.S.C. ss.364) by Pledgor, and (iii) the obligations of the mortgagors of the Florida Mortgaged Facilities (as defined in that certain Settlement and Restructuring Agreement by and among Advocat, Inc., a Delaware corporation, Pledgor, Pledged Company, Diversicare Management Services Co., a Tennessee corporation, Omega Healthcare Investors, Inc., a Maryland corporation, and Creditor of even date herewith (collectively the "Secured Obligations").

         4.       Delivery.

                    (a) Before, or at the same time as the Pledgor has executed and delivered this Agreement to Creditor, Pledgor has delivered to AmSouth, as collateral agent, a fully executed Assignment in Blank (substantially in the form of Exhibit A hereto) and with all necessary transfer tax stamps affixed.

                    (b) If, at any time, Pledgor obtains possession of any certificate or instrument constituting or representing any of the Pledged Collateral (other than interest and cash dividends), Pledgor shall deliver such certificate or instrument to AmSouth, as collateral agent, forthwith duly endorsed in blank without restriction or with a fully executed Assignment in Blank (substantially in the form of Exhibit A hereto) and with all necessary transfer tax stamps affixed.

                    (c) If no Event of Default (as defined in Section 11 below) hasoccurred and is continuing, Pledgor may retain for its own use and shall not be required to deliver to Creditor any interest payments on or any cash dividends or other cash distributions; if an Event of Default has occurred and is continuing, then all such interest, dividends and cash distributions shall be delivered to AmSouth, as collateral agent, for application by AmSouth, as collateral agent, toward payment of the Secured Obligations in compliance with the Intercreditor Agreement.

                    (d) If any of the Pledged Collateral is uncertificated securities, the Pledgor shall either (a) procure the issuance of security certificates to represent such Pledged Collateral and endorse and deliver such certificates as required by paragraph (b) of this Section 4, or (b) cause the issuer thereof to register AmSouth, as collateral agent, as the registered owner of such securities, or (c) cause the issuer thereof to enter into an agreement, in form and substance satisfactory to Creditor, among Creditor and/or AmSouth, the registered owner of such security, and the issuer to the effect that the issuer will comply with instructions originated by Creditor and/or AmSouth without further consent by the registered owner.

                    (e) At Pledgor's expense, Pledgor shall deliver to Creditor and/or AmSouth, as collateral agent, such financing statements, continuation statements, conveyances, certificates, legal opinions or other instruments as Creditor may at any time reasonably request or require to protect, assure or enforce its interests, rights and remedies under this agreement. The form of description of the Pledged Collateral to be attached to financing statements  to be executed  by Debtor is attached  hereto as
                    Schedule 1.

                    (f) If AmSouth's security interest in the Pledged Collateral is terminated, all deliveries required by this Section 4 shall be made directly to Creditor.

         5. Voting Rights. If no Event of Default has occurred or is continuing, the Pledged Collateral will be registered in the name of Pledgor, and Pledgor may exercise any voting or consensual rights that Pledgor may have as the owner of the Pledged Collateral for any purpose which is not inconsistent with this Agreement. Pledgor shall deliver to Creditor copies of all notices, proxy statements, proxies and other information or instruments in its possession concerning such exercise and shall not exercise any such right if, in the judgment of Creditor, such exercise would have a material adverse effect on the value of the Pledged Collateral or would result in a violation of any of the terms of the Lease Documents. If an Event of Default has occurred and is continuing, Creditor, subject to the terms of the Intercreditor Agreement, may exercise all voting or consensual rights of the owners of any of the Pledged

Collateral and Pledgor shall deliver to Creditor all notices, proxy statements, proxies and other information and instruments relating to the exercise of such rights received by Pledgor from the issuers of any of the Pledged Collateral promptly upon receipt thereof and shall at the request of Creditor execute and deliver to Creditor any proxies or other instruments which are, in the judgment of Creditor, necessary for Creditor to validly exercise such voting and consensual rights.

         6. Duty of Creditor. The duty of the Creditor and AmSouth, as collateral agent, with respect to the Pledged Collateral shall be solely to use reasonable care in the physical custody thereof, and the Creditor shall not be under any obligation to take any action with respect to any of the Pledged Collateral or to preserve rights against prior parties. The powers conferred on Creditor hereunder are solely to protect its interest in the Pledged Collateral and do not impose any duty upon it to exercise any such powers. Pledgor is not looking to the Creditor to provide it with investment advice. Creditor shall have no duty to ascertain or take any action with respect to calls, conversions, exchanges, maturities, tenders or other matters concerning any Pledged Collateral, whether or not Creditor has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve any rights pertaining to any Pledged Collateral.

         7.   Subsequent   Changes   Affecting   Pledged   Collateral.   Pledgor
acknowledges that it has made its own arrangements for keeping informed of changes or potential changes affecting the Pledged Collateral (including, but not limited to, conversions, subscriptions, exchanges, reorganizations, dividends, tender offers, mergers, consolidations and shareholder or other meetings) and Pledgor agrees that Creditor has no responsibility to inform Pledgor of such matters or to take any action with respect thereto even if any of the Pledged Collateral has been registered in the name of Creditor or its agent or nominee.

         8. Return of Pledged Collateral. The security interest granted to Creditor hereunder shall not terminate and Creditor shall not be required to return the Pledged Collateral to Pledgor unless and until (a) the Secured Obligations have been fully paid or performed, (b) all of Pledgor's obligations hereunder have been fully paid or performed, and (c) Pledgor has reimbursed Creditor for any expenses of returning the Pledged Collateral and filing such termination statements and other instruments as are required to be filed in public offices under applicable laws.

         9. Representations and Warranties. Pledgor hereby represents and warrants to Creditor as follows:

                    (a) Enforceability. This Agreement has been duly executed and delivered by Pledgor, constitutes its valid and legally binding obligation and is enforceable against Pledgor in accordance with its terms. Pledgor has the legal capacity to enter into and perform all of its obligations and agreements under this Agreement. No consent or approval for the entry into and performance by Pledgor of its obligations and agreements under this Agreement is necessary other than the consent of AmSouth.

                    (b) No Conflict. The execution, delivery and performance of this Agreement, the grant of the security interest in the Pledged Collateral hereunder and the consummation of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time, (a) violate any material law applicable to Pledgor; (b) violate any judgment, writ, injunction or order of any court or governmental body or officer applicable to Pledgor; (c) violate or result in the breach of any material agreement to which Pledgor is a party or by which any of its properties, including the Pledged Collateral, is bound; (d) violate Pledgor's articles of incorporation or organization, bylaws, partnership, shareholder or operating agreement; nor (e) violate any restriction on the transfer of any of the Pledged Collateral. Pledgor has the full and unrestricted right to pledge, assign and create a security interest in the Pledged Collateral as described in and contemplated by this Agreement. The execution, delivery and performance of this Agreement by Pledgor will not affect or in any way impair the Pledged Collateral or Pledgor's or Creditor's rights or interests therein.

                    (c) No Consents. No consent, approval, license, permit or other authorization of any third party or any governmental body or officer is required for the valid and lawful execution and delivery of this Agreement, the valid and lawful creation and perfection of the Creditor's security interest in the Pledged Collateral or the valid and lawful exercise by Creditor of remedies available to it under this Agreement or applicable law or of the voting and other rights granted to it in this Agreement except for the consent of AmSouth as provided in the Intercreditor Agreement and as may be required for the offer or sale of those items of Pledged Collateral which are securities under applicable securities laws.

                    (d) Organization. Pledgor is duly organized, validly existing and in good standing under the laws of the State of Tennessee. Pledged Company is duly organized, validly existing and in good standing under the laws of its State of Kentucky. The Pledged Securities are all of the issued and outstanding securities issued by Pledge Company. The Pledged Securities have been duly authorized and validly issued by Pledge Company and are fully paid and non-assessable. The certificates which represent the Pledged Securities are valid and genuine and have not been altered and Pledgor is the appropriate person to endorse them. Except for this Agreement, the Intercreditor Agreement, and other agreements with AmSouth, neither Pledgor nor Pledge Company is bound by any certificate of incorporation or organization, bylaw, agreement or instrument (including options, warrants, and convertible securities) which relates to the voting of;
                    restricts the transfer of; requires Pledgor or Pledge Company to issue or sell; or creates rights in any person (other than the record owner) with respect to; any securities issued by Pledge Company.

                    (e)  Security  Interest.  Subject  to the  rights of AmSouth pursuant to Section 6 of the Intercreditor Agreement, Pledgor is the sole record and beneficial owner of the
                    Pledged Securities, subject to the security interest of AmSouth, free and clear of all other liens, encumbrances and adverse claims, and Pledgor has the unrestricted right to grant the security interest provided for herein to the
                    Creditor. Pledgor has duly endorsed and delivered to AmSouth, as collateral agent, all of the certificates representing the Pledged Securities and has granted to Creditor a valid and perfected first priority security interest in the Pledged Securities, subject to the security interest of AmSouth, free of all other liens, encumbrances, transfer restrictions and adverse claims. The certificates, instruments and other writings delivered by Pledgor to AmSouth, as collateral agent, pursuant to this Agreement are all of the certificates, instruments and other writings representing the Pledged Collateral and all rights and interests with respect thereto. The security interest granted hereby to Creditor does now and shall at all times during the term of this Agreement continue to constitute a first and prior lien on the Pledged Collateral, subject only to the security interest of AmSouth and such matters as may be specifically agreed to in writing by Creditor. This representation shall be deemed made with respect to each item of property that becomes Pledged Collateral after the date hereof.

                    (f) Name and Address. Pledgor's principal place of business is correctly set forth under its signature at the end of this Agreement.

         10. Agreements. So long as this Agreement is in effect, Pledgor shall:

                    (a) Subject to the rights of AmSouth as pledgee, maintain the Pledged Collateral free from all pledges, liens, encumbrances and security interests or other claims in favor of others, other than the security interests in favor of AmSouth and Creditor, and Pledgor will defend the Pledged Collateral against all claims and demands of all persons.

                    (b) Comply with the requirements of all applicable state, local and federal laws necessary to grant to Creditor a valid lien upon, and a duly perfected security interest in, the Pledged Collateral in compliance with the requirements of this Agreement.

                    (c) Appear in and defend any action or proceeding arising out of or connected with this Agreement, and pay all reasonable costs and expenses of Creditor (including, without limitation, reasonable attorneys' fees) in any such action or proceeding in which Creditor appears or determines to become involved.

                    (d) Not, without the prior written consent of Creditor, sell, assign, encumber, pledge, hypothecate, transfer or otherwise dispose of the Pledged Collateral or any part thereof or any interest therein.

                    (e) Provide Creditor, and Creditor's agents and attorneys, reasonable access to the books and records of Pledgor for inspection purposes and permit Creditor and Creditor's agents and attorneys to make copies hereof.

                    (f) Notify the Creditor at least thirty (30) days before Pledgor changes its name or the address of its principal place of business.

         11. Events of Default. The occurrence of any of the following shall constitute an "Event of Default" under this Agreement:

                    (a) If the Pledgor or the Pledged Company fail to pay or perform, as the case may be, any of the Secured Obligations when the same become due and payable or performable, as the case may be; or

                    (b) If an Event of Default occurs under a Lease Document or any guaranty, promissory note, security agreement, loan agreement or other agreement between Creditor and Pledgor or Pledged Company; or

                    (c) If there is a breach of any representation or warranty made by Pledgor in this Agreement; or

                    (d) If Pledgor:

                       (i) makes an assignment  for the benefit of, or enters
                           into any  composition or arrangement with, creditors;
                           or

                      (ii) generally does not pay its debts as such debts become due; or

                     (iii) conceals,  removes,  or  permits to be  concealed  or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them, or makes or suffers a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law, or makes any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or

                    (e) The filing (i) of a involuntary petition under Section 303 of the Bankruptcy Code (11 U.S.C. ss.303) against Pledgor which is not dismissed within thirty (30) days of being filed, or (ii) of a voluntary petition for relief under any chapter of the Bankruptcy Code (11 U.S.C. ss.101 et seq.)

                    (f) The commencement of a proceeding by or against Pledgor under any statute or other law providing for an assignment for the benefit of creditors, the appointment of a receiver, or any other similar law or regulation, whether federal, state or local, not dismissed within 30 days.

                    (g) The garnishment, attachment, levy or other similar action taken by or on behalf of any creditor of the Pledgor, or any of its properties which could have a material adverse effect on the Pledgor.

         12. Remedies. Subject to the terms of the Intercreditor Agreement: Upon and at any time after an Event of Default under this Agreement, Creditor shall, at its option and without further notice to Pledgor (except for such further notices, if any, that may be required by law) be entitled to exercise any or all rights and remedies provided hereunder or by law, including without limitation the rights and remedies of a secured party under the Michigan Uniform Commercial Code. Any requirement under the Michigan Uniform Commercial Code or otherwise of reasonable notice shall be met if Creditor sends Pledgor notice of sale and other notices required by law at least ten (10) days prior to the date of sale, disposition or other event giving rise to the required notice. Any sale held pursuant to the exercise of Creditor's rights hereunder may be public or private, and at such sale Creditor shall have the right, at any time and from time to time, to the extent permitted by law, to sell, assign and deliver all or any part of the Pledged Collateral, at Creditor's office or elsewhere, without demand of performance, advertisement of notice of intention to sell or of the time or place of sale or adjournment thereof or any other notice (all of which are hereby waived by Pledgor to the extent permitted by law), except such notice as is required by applicable law and cannot be waived, for cash, on credit or for other property, for immediate or future delivery, without any assumption or credit risk, and, provided that such is not in violation of applicable law, for such terms as Creditor in its absolute and uncontrolled discretion may determine. In furtherance of Creditor's rights hereunder, Creditor or AmSouth, as collateral agent, shall have the right, for and in the name, place and stead of Pledgor, to execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Pledged Collateral. All amounts collected by Creditor as the result of any action taken pursuant to this
Section 12, and the liquidation value of any other property received as a result of such action, shall, subject to the Intercreditor Agreement, be applied by Creditor as follows:

         (i) First, to the payment of all fees and costs including, without limitation, reasonable attorneys' fees, incurred in connection with the collection of the Secured Obligations or in connection with the exercise or enforcement of Creditor's rights, powers or remedies under this Agreement.

         (ii) Second, to the payment and satisfaction of all of the Secured Obligations.

                    (b) Creditor shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Creditor may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. If, under the Michigan Uniform Commercial Code, the Creditor may purchase any part of the Pledged Collateral, it may, in payment of any part of the purchase price thereof cancel any part of the Secured Obligations.

                    (c) Pledgor shall execute and deliver to the purchasers of the Pledged Collateral all instruments and other documents necessary or proper to sell, convey, and transfer title to such Pledged Collateral and, if approval of any sale of Pledged Collateral by any governmental body or officer is required, Pledgor shall prepare or cooperate fully in the preparation of and cause to be filed with such governmental body or officer all necessary or proper applications, reports, and forms and do all other things necessary or proper to expeditiously obtain such approval.

                    (d) The remedies provided in this Agreement in favor of Creditor shall not be deemed exclusive, but shall be cumulative, and shall be in addition to all other remedies in favor of Creditor existing at law or in equity.

         13.  Appointment  of Creditor as Agent.  Pledgor  hereby  appoints  and constitutes Creditor, its successors and assigns, as its agent and attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action or executing any instrument that Creditor considers necessary for such purpose, including the power to endorse and deliver in the name of and on behalf of Pledgor securities certificates and execute and deliver in the name of and on behalf of Pledgor instructions to the issuers of uncertificated securities, and to execute and file in the name of and on behalf of Pledgor financing statements (which may be photocopies of this Agreement) and continuations and amendments to financing statements in the State of Tennessee or elsewhere and Forms 144 with the United States Securities and Exchange Commission. This appointment is coupled with an interest and is irrevocable and will not be affected by the dissolution or bankruptcy of Pledgor nor by the lapse of time. If Pledgor fails to perform any act required by this Agreement, Creditor may perform such act in the name of and on behalf of Pledgor and at its expense which shall be chargeable to Pledgor under this Agreement. Pledgor hereby consents and agrees that the issuers of or obligors of the Pledged Collateral or any registrar or transfer agent or trustee for any of the Pledged Collateral shall be entitled to accept the provisions hereof as conclusive evidence of the rights of Creditor to effect any transfer pursuant to this Agreement and the authority granted to Creditor herein, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by Pledgor, or any other person, to any of such issuers, obligors, registrars, transfer agents, or trustees. Notwithstanding the foregoing, the terms of this
Section 13 shall not apply so long as AmSouth is acting as collateral agent pursuant to the terms of the Intercreditor Agreement.

         14. Impact of Regulations. Pledgor acknowledges that compliance with the Securities Act of 1933 and the rules and regulations thereunder and any relevant state securities laws and other applicable laws may impose limitations on the right of Creditor to sell or otherwise dispose of securities included in the Pledged Collateral. For this reason, Pledgor hereby authorizes Creditor to sell any securities included in the Pledged Collateral in such manner and to such persons as would, in the judgment of Creditor, help to ensure that the transfer of such securities will be given prompt and effective approval by any relevant regulatory authorities and will not require any of the securities to be registered or qualified under any applicable securities laws. Pledgor understands that a sale under the foregoing circumstances may yield a substantially lower price for such Pledged Collateral than would otherwise be obtainable if the same were registered and sold in the open market, and Pledgor shall not attempt to hold Creditor responsible for selling any of the Pledged Collateral at an inadequate price even if Creditor accepts the first offer received or if only one possible purchaser appears or bids at any such sale. If Creditor shall sell any securities included in the Pledged Collateral at such sale, Creditor shall have the right to rely upon the advice and opinion of any qualified appraiser or investment banker as to the commercially reasonable price obtainable on the sale thereof but shall not be obligated to obtain such advice or opinion.

         15. Expenses. Pledgor will forthwith upon demand pay to Creditor:

                  (i) the amount of any taxes which Creditor may have been required to pay by reason of holding the Pledged Collateral or to free any of the Pledged Collateral from any lien encumbrance or adverse claim thereon other than liens in favor of AmSouth, and

                  (ii) the amount of any and all reasonable out-of-pocket expenses, including the fees and disbursements of counsel and of any brokers, investment brokers, appraisers or other experts, that Creditor may incur in connection with (A) the administration or enforcement of this Agreement, including such expenses as are incurred to preserve the value of the Pledged Collateral and the validity, perfection, rank and value of Creditor's security interest therein, (B) the collection, sale or other disposition of any of the Pledged Collateral, (C) the exercise by Creditor of any of the rights conferred upon it hereunder, or (D) any action or proceeding to enforce its rights under this Agreement or in pursuit of any non-judicial remedy hereunder including the sale of the Pledged Collateral.

Any such amount not paid within thirty (30) days of demand shall bear interest (computed on the basis of the number of days elapsed over a year of three hundred sixty-five (365) days) at a rate per annum equal to the Overdue Rate (as defined in the Master Lease).

         16. Indemnity. The Pledgor shall indemnify the Creditor and its directors, officers, employees, agents and attorneys against, and hold them harmless from, any liability, cost or expense, including the fees and disbursements of their legal counsel, incurred by any of them under the corporate or securities laws applicable to holding or selling any of the Pledged Collateral, except for liability, cost or expense arising out of the recklessness or willful misconduct of the indemnified parties.

         17. Performance by Creditor. Subject to the Intercreditor Agreement, if Pledgor fails to duly and punctually perform, observe or comply with any condition, term or covenant contained in this Agreement, Creditor, upon fifteen
(15) days prior written notice (provided, however, no notice shall be required if an Event of Default exists under the Master Lease) and without waiving or releasing any of the Secured Obligations, may at any time thereafter perform such condition, term or covenant for the account and at the expense of Pledgor. All sums paid or advanced in connection with the foregoing and all costs and expenses (including, without limitation, reasonable attorneys' fees) incurred in connection therewith shall be paid by Pledgor to Creditor on demand, and shall constitute and become a part of the Secured Obligations and Pledgor agrees to reimburse Creditor for any payment made or any expense incurred (including reasonable attorneys' fees to the extent permitted by law) by Creditor pursuant to this Agreement.

         18. Waivers. Pledgor hereby waives presentment, demand, protest, notice of any default under the Lease Documents (except as otherwise provided herein or therein). Neither the failure of nor any delay by any party to this Agreement to enforce any right hereunder or to demand compliance with its terms is a waiver of any right hereunder. No action taken pursuant to this Agreement on one or more occasions is a waiver of any right hereunder or constitutes a course of dealing that modifies this Agreement. No waiver of any right or remedy under this Agreement shall be binding on any party unless it is in writing and is signed by the party to be charged. No such waiver of any right or remedy under any term of this Agreement shall in any event be deemed to apply to any subsequent default under the same or any other term contained herein.

         19. Entire Agreement. This Agreement, the schedules and exhibits hereto and the agreements and instruments required to be executed and delivered hereunder set forth the entire agreement of the parties with respect to the subject matter hereof and supersede and discharge all prior agreements (written or oral) and negotiations and all contemporaneous oral agreements concerning such subject matter and negotiations. There are no oral conditions precedent to the effectiveness of this Agreement.

         20. Amendments. No amendment, modification or termination of this Agreement shall be binding on any party hereto unless it is in writing and is signed by the party to be charged.

         21. Severability. If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, or the application of such terms or provisions to persons or circumstances, other than those to which it is held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

         22. Successors. The terms of this Agreement shall be binding upon the Pledgor, its heirs and personal representatives, and shall inure to the benefit of Creditor, its corporate successors and any holder, owner or assignee of any rights in the Lease Documents and will be enforceable by them as their interest may appear.

         23. Third Parties. Nothing herein expressed or implied is intended or shall be construed to give any person other than the parties hereto any rights or remedies under this Agreement.

         24. Saturdays, Sundays and Holidays. Where this Agreement authorizes or requires a payment or performance on a Saturday, Sunday or public holiday, such payment or performance shall be deemed to be timely if made on the next succeeding business day.

         25. Joint Preparation. This Agreement shall be deemed to have been prepared jointly by the parties hereto. Any ambiguity herein shall not be interpreted against any party hereto and shall be interpreted as if each of the parties hereto had prepared this Agreement.

         26. Rules of Construction. In this Agreement, words in the singular number include the plural, and in the plural include the singular; words of the masculine gender include the feminine and the neuter, and when the sense so indicates words of the neuter gender may refer to any gender and the word "or" is disjunctive but not exclusive. The captions and section numbers appearing in this Agreement are inserted only as a matter of convenience. They do not define, limit or describe the scope or intent of the provisions of this Agreement.

         27. Notices. All notices, demands or requests required or permitted to be given to either party hereto shall be in writing and shall be deemed given if delivered personally, sent by reputable overnight courier, with acknowledgment of receipt requested, or mailed by registered, overnight or certified mail, with full postage paid thereon, return receipt requested (such notice to be effective on the date such receipt is acknowledged), as follows:

                  Pledgor:
                  Diversicare Leasing Corp.
                  277 Mallory Station Road, Suite 130
                  Franklin, Tennessee 37067
                  Telephone No.: (615) 256-0500
                  Facsimile No.: (615) 771-7409

                  Creditor:
                  Sterling Acquisition Corp.
                  900 Victors Way, Suite 350
                  Ann Arbor, Michigan 48108
                  Attn:  Susan Allene Kovach, General Counsel
                  Telephone No.:  (734) 887-0200
                  Facsimile No.:   (734) 887-0201

or to such place and with such other copies as Pledgor or Creditor may designate for itself by written notice to the other.

         28. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

         29. Choice of Law; Jurisdiction; Venue. This Agreement shall be construed, and the rights and obligations of the Pledgor and Creditor shall be determined, in accordance with the laws of the State of Michigan, except that the laws of the state where the Pledged Collateral is located shall govern this Agreement (a) to the extent necessary to perfect and/or enforce the liens created by this Agreement and to the extent necessary to obtain the benefit of the rights and remedies set forth herein with respect to the Pledged Collateral, and (b) for procedural requirements that must be governed by the laws of the state in which the Pledged Collateral is located. Pledgor consents to in personam jurisdiction before the state and Federal courts of the state in which the Pledged Collateral is located and Michigan and agrees that all disputes concerning this Agreement be heard in the state and federal courts located in the state in which the collateral is located or in Michigan. Pledgor agrees that service of process may be effected upon it under any method permissible under the laws of the state in which the collateral is located or Michigan, and Pledgor irrevocably waives any objection to venue in the state and Federal courts of the state in which the collateral is located and Michigan.

         30. Waiver of Jury Trial. The Pledgor hereby voluntarily, knowingly, irrevocably and unconditionally waives and relinquishes its Right to Trial by Jury under the Constitution of the United States of America or of the State of Michigan or any other constitution, statute or law in any civil legal action, suit or proceeding arising out of or related to the negotiation, execution, delivery, performance, breach or enforcement of this Agreement or any other agreement, document or instrument negotiated, executed, delivered, entered into or performed in connection with this Agreement or any of the transactions contemplated hereby or thereby; any waiver, modification, amendment or termination hereof or thereof or any action taken or omission made by the Pledgor or the Creditor or any of their respective directors, officers, employees, agents or attorneys in connection with the payment, performance, exercise or enforcement of any right, duty or obligation created or implied hereby or thereby or arising hereunder or thereunder; regardless of whether any claim, counterclaim or defense in any such action, suit or proceeding is characterized as arising out of fraud, negligence, recklessness, intentional misconduct, a breach of contract or fiduciary duty, or violation of a statute, law, ordinance, rule or regulation.

                            [signatures on next page]

         IN WITNESS WHEREOF, the parties have executed this Pledge Agreement as of the date first above stated.

                                    PLEDGOR:

                                                     DIVERSICARE LEASING CORP.,
                                                     a Tennessee corporation
Address of
Place of Business:

277 Mallory Station Road, Suite 130         By:      __________________________
Fra                                         Its:     Senior Vice President

                                    CREDITOR:

                                                     Sterling Acquisition Corp.,
                                                     a Kentucky corporation


                                                     By:      __________________
                                                     Its:


STATE OF ______________ )
                        ) ss.
COUNTY OF ____________  )

The foregoing instrument was acknowledged before me this ___ day of November, 2000 by James F. Mills, Jr. who is the Senior Vice President of DIVERSICARE LEASING CORP., a Tennessee corporation, on behalf of the corporation.



                                          --------------------------------------
                                          Notary Public,
                                           __________ County,
                                          My commission expires:

STATE OF ___________       )
                           ) ss.
COUNTY OF ____________     )

         The foregoing instrument was acknowledged before me this ___ day of November, 2000 by Susan A. Kovach, who is the Vice President of STERLING ACQUISITION CORP, a Kentucky corporation, on behalf of the corporation.



                                         --------------------------------------
                                         Notary Public,
                                         __________ County,
                                         My commission expires:

                                    EXHIBIT A

                               ASSIGNMENT IN BLANK

                            DIVERSICARE LEASING CORP.

         For value received,  DIVERSICARE LEASING CORP., a Tennessee corporation
("Assignor"),        sells,        assigns        and        transfers        to
_____________________________________      ("Assignee"),     ___________________
(__________)   shares  of  common  stock  in   ____________________________,   a
_______________ corporation (the "Company"), represented by Stock Certificate Number __ in the amount of _________ shares dated ______________ (the "Shares"), and further irrevocably appoints AMSOUTH BANK, successor in interest by merger to First American National Bank, as attorney in fact to transfer the Shares on the books of the Company, with full power of substitution and resubstitution (which power shall survive the dissolution of Assignor).


                                                     DIVERSICARE LEASING CORP.


Dated: November ___, 2000                   By:      ___________________________
                                            Its:


                                                     Signature Guaranteed:



                                            By:      ___________________________

                                   SCHEDULE 1

                     FORM OF SCHEDULE TO FINANCING STATEMENT


Debtor:           DIVERSICARE LEASING CORP., a Tennessee corporation

Secured Party:    STERLING ACQUISITION CORP., a Kentucky corporation

                            Description of Collateral

                  The personal property of Debtor described below, which it now owns or shall hereafter acquire or create, immediately upon the acquisition or creation thereof and wherever located, consisting of the following:

         (a) all Debtor's right, title and interest in Sterling Health Care Management, Inc., a Kentucky corporation ("Pledge Company");

         (b) any equity securities issued by Pledge Company and any options, warrants or rights to acquire such securities, owned or acquired by Debtor, directly or indirectly, now or at any time in the future;

         (c) any securities or other property issued or distributed to Debtor with respect to any securities described in clauses (a) or (b) above as a dividend or distribution or as a result of any amendment of the certificate of incorporation or other charter documents, merger, consolidation, redesignation, reclassification, purchase or sale of assets, dissolution, or plan of arrangement, compromise or reorganization of the issuer thereof;

         (d) any rights incidental to the ownership of any of the securities described in clauses (a), (b) or (c) above such as voting, conversion and registration rights and rights of recovery for violations of applicable securities laws; and

         (e) the proceeds of the exercise, redemption, sale or exchange of any of the foregoing or any dividend, interest payment or other distribution of cash or property in respect thereof.



                                    Notary Public, __________ County,
                                    My Commission Expires: _____________